                                                        As filed May 30, 2002

                        Securities Act File No. 33-_____

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-14
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                        Pre-Effective Amendment No. ____
                        Post-Effective Amendment No. ____
                        (Check appropriate box or boxes)

                       Templeton Developing Markets Trust
               (Exact Name of Registrant as Specified in Charter)

                             500 East Broward Blvd.
                         Fort Lauderdale, FL 33394-3091
                    (Address of Principal Executive Offices:
                     Number, Street, City, State, Zip Code)

                                 (954) 527-7500
                        (Area Code and Telephone Number)

                                  Lori A. Weber
                               Assistant Secretary
                             500 East Broward Blvd.
                         Fort Lauderdale, FL 33394-3091
                     (Name and Address of Agent for Service:
                     Number, Street, City, State, Zip Code)

                                   Copies to:

                                Barbara J. Green
                          Vice President and Secretary
                       Templeton Developing Markets Trust
                             500 East Broward Blvd.
                         Fort Lauderdale, FL 33394-3091

                             Bruce G. Leto, Esquire
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103

                  Approximate Date of Proposed Public Offering:
                          As soon as practicable after
               this Registration Statement becomes effective under
                     the Securities Act of 1933, as amended.

Title of the securities being registered:  shares of beneficial  interest -- par value  $0.01 per share.  No filing fee is due because  Registrant  is relying on
Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing become effective on [June 30], 2002, pursuant to
Rule 488 of the Securities Act of 1933, as amended.

[LOGO]

               TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for the Annual Meeting of Shareholders  scheduled for August
26, 2002 at 2:30 p.m. Eastern time. The enclosed materials discuss two proposals
(the  "Proposals"  or, each, a  "Proposal")  to be voted on at the meeting,  and contain  your  Prospectus/Proxy  Statement  and proxy card.  A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Emerging Markets  Appreciation Fund, Inc.
("Emerging  Markets  Appreciation  Fund").  If  you  specify  a  vote  for  both
Proposals,  your proxy will be voted as you indicate.  If you specify a vote for only one Proposal,  but not the other, your proxy will be voted as specified and the Proposal for which no vote is specified will be voted FOR that Proposal.  If you simply  sign and date the proxy  card,  but do not specify a vote for either
Proposal, your proxy will be voted FOR both Proposals.

We  urge  you  to  spend  a  few  minutes   reviewing   the   Proposals  in  the
Prospectus/Proxy  Statement.  Then,  please fill out and sign the proxy card and return it to us so that we know how you would  like to vote.  When  shareholders return their proxies promptly, Emerging Markets Appreciation Fund may be able to save money by not having to conduct additional mailings.

We welcome your comments.  If you have any questions,  call Fund  Information at
1-800/DIAL BEN(R)(1-800-342-5236).

TELEPHONE AND INTERNET VOTING For your  convenience,  you may be able to vote by telephone or through the Internet,  24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.

                       This page intentionally left blank.

[LOGO]

               TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the "Meeting") of Templeton Emerging Markets
Appreciation Fund, Inc.  ("Emerging Markets  Appreciation Fund") will be held at
Emerging Markets Appreciation Fund's offices,  500 East Broward Boulevard,  12th
Floor,  Fort  Lauderdale,  Florida  33394-3091  on August 26,  2002 at 2:30 p.m.
Eastern time.

During the Meeting, shareholders of Emerging Markets Appreciation Fund will vote on two proposals (the "Proposals"):

1.   To elect four  Directors  of  Emerging  Markets  Appreciation  Fund to hold office for the terms specified.

2.   To  approve an  Agreement  and Plan of  Acquisition  (the  "Plan")  between
     Emerging Markets  Appreciation Fund and Templeton  Developing Markets Trust
     ("Developing  Markets  Trust") that  provides for: (i) the  acquisition  of substantially  all of the assets of Emerging Markets  Appreciation  Fund by
     Developing  Markets  Trust in  exchange  solely  for  shares of  Developing
     Markets Trust - Advisor Class;  (ii) the distribution of such shares to the shareholders of Emerging Markets  Appreciation Fund; and (iii) the complete liquidation and dissolution of Emerging Markets Appreciation Fund.

A copy of the Plan, which describes the transaction more completely, is attached as Exhibit A to the Prospectus/Proxy Statement.

Shareholders  of record as of the close of business on May 31, 2002 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                        By Order of the Board of Directors,

                                        Barbara J.  Green
                                        Secretary

June [], 2002

You are  invited  to attend the  Meeting,  but if you cannot do so, the Board of
Directors urges you to complete,  date, sign, and return the enclosed proxy card in the enclosed  postage-paid  return envelope.  It is important that you return your signed proxy card  promptly so that a quorum may be ensured,  and the costs of further  solicitations  avoided. You may revoke your proxy at any time before it is exercised by the  subsequent  execution and  submission of a revised proxy card, by giving  written notice of revocation to Emerging  Markets  Appreciation
Fund at any time  before  the proxy is  exercised  or by voting in person at the
Meeting.

Many  shareholders  hold shares in more than one Templeton fund and will receive proxy materials for each fund owned.  Please sign and promptly return each proxy card in the self addressed envelope regardless of the number of shares you own.

                           Prospectus/Proxy Statement

                                TABLE OF CONTENTS
                                                                      PAGE

Cover Page                                                           Cover

GENERAL
     What proposals am I voting on?
     How will the shareholder voting be handled?

     PROPOSAL 1: TO ELECT FOUR DIRECTORS OF EMERGING MARKETS  APPRECIATION  FUND
          TO HOLD OFFICE FOR THE TERMS SPECIFIED
     How are nominees selected?
     Who are the nominees and current members of the Board of Directors?
     How often do the Directors meet and what are they paid?
     Who are the Executive Officers of Emerging Markets Appreciation Fund?

     PROPOSAL 2: TO APPROVE AN AGREEMENT AND PLAN OF  ACQUISITION  THAT PROVIDES
          FOR THE ACQUISITION BY DEVELOPING  MARKETS TRUST OF SUBSTANTIALLY  ALL
          OF THE ASSETS OF EMERGING MARKETS APPRECIATION FUND IN EXCHANGE SOLELY
          FOR SHARES OF DEVELOPING MARKETS TRUST - ADVISOR CLASS

Summary

Comparisons of Some Important Features
     How  do the investment goals and policies of the Funds compare?
     What are the risks of an investment in the Funds?
     What are the principle  differences  between open-end and closed-end funds?
     Who manages the Funds?
     How  are the shares of each Fund sold?
     What are the fees and  expenses  of each Fund and what  might they be after the Transaction?
     How  do the performance records of the Funds compare?
     What are the financial highlights of each Fund?
     Where can I find more performance and financial information about the Funds?
     What are other key features of the Funds?

Reasons for the Transaction

TABLE OF CONTENTS (continued)
                                                                                PAGE
Information about the Transaction
     How will the Transaction be carried out?
     What are some of the other important terms of the Plan?
     Who will pay the expenses of the Transaction?
     What are the tax consequences of the Transaction?
     What should I know about Advisor Class Shares?
     What are the capitalizations of the Funds and what might the capitalization be after the Transaction?

Comparison of Investment Goals and Policies
     Are there any  significant  differences  between the  investment  goals and principal investment policies of the Funds?
     How do the types of securities the Funds buy and the  investment  practices of the Funds compare?
     How do the  fundamental  investment  restrictions  of the Funds compare and differ?
     What are the risk factors associated with investments in the Funds?
     How do the Funds' other investments,  techniques,  and strategies and their risks compare?

Further   Information  about  Developing  Markets  Trust  and  Emerging  Markets
Appreciation Fund

VOTING INFORMATION
     How many votes are necessary to approve the Proposals?
     How do I ensure that my vote is accurately recorded?
     May I revoke my proxy?
     Who is entitled to vote?
     Are there dissenters' rights?
     How do I make a proposal at the next Annual Meeting?

PRINCIPAL HOLDERS OF SHARES

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit A - Agreement and Plan of Acquisition between Templeton Emerging Markets
            Appreciation Fund, Inc. and Templeton Developing Markets Trust

Exhibit B - A Comparison of Governing Documents and State Law

Exhibit C - Comparison  of  Developing  Markets  Trust's  Current and  Proposed
            Fundamental Investment Restrictions to Emerging Markets Appreciation
            Fund's Corresponding Fundamental Investment Restrictions

                                       ii

Exhibit D - Prospectus  of Templeton  Developing  Markets Trust -- Advisor Class
            dated May 1, 2002

Exhibit E - Annual Report to Shareholders of Templeton  Developing Markets Trust
            for the fiscal year ended December 31, 2001

                                      iii

                       This page intentionally left blank.

                           PROSPECTUS/PROXY STATEMENT

                              Dated [June 30], 2002

                          Acquisition of the Assets of
               TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
                           500 East Broward Boulevard
                       Fort Lauderdale, Florida 33394-3091
                                 (954) 527-7500

                 By and in Exchange for Advisor Class Shares of
                       TEMPLETON DEVELOPING MARKETS TRUST
                           500 East Broward Boulevard
                       Fort Lauderdale, Florida 33394-3091
                                 (954) 527-7500

     This Prospectus/Proxy  Statement solicits proxies to be voted at the Annual
Meeting  of  Shareholders   (the  "Meeting")  of  Templeton   Emerging   Markets
Appreciation Fund, Inc.  ("Emerging Markets  Appreciation  Fund"). You are being asked to vote on two proposals (the "Proposals" or, each, a "Proposal"):  (1) to elect four Directors of Emerging  Markets  Appreciation  Fund to hold office for the terms  specified;  and (2) to approve an Agreement  and Plan of  Acquisition
(the "Plan") between Emerging Markets Appreciation Fund and Templeton Developing
Markets Trust ("Developing  Markets Trust") (each, a "Fund" and,  together,  the
"Funds").

     The Meeting will be held at Emerging Markets  Appreciation  Fund's offices,
500 East Broward  Boulevard,  Fort Lauderdale,  Florida 33394-3091 on August 26,
2002 at 2:30 p.m.  Eastern  time.  The Board of  Directors  of Emerging  Markets
Appreciation  Fund (the "Board of Directors" or the  "Directors")  is soliciting these proxies. This Prospectus/Proxy Statement and proxy card will first be sent to shareholders of record on or about [June ], 2002.

     If shareholders of Emerging Markets  Appreciation  Fund vote to approve the
Plan, substantially all of the assets of Emerging Markets Appreciation Fund will be acquired by Developing  Markets  Trust, a  diversified,  open-end  management investment  company,  in  exchange  for shares of  Developing  Markets  Trust --
Advisor Class ("Advisor Class Shares"). You will receive Advisor Class Shares of equivalent  aggregate  net asset value  ("NAV") to your  investment  in Emerging
Markets  Appreciation  Fund.  Emerging  Markets  Appreciation  Fund will then be liquidated  and dissolved.  The Directors who are elected at the Meeting,  along with the other Directors,  will serve until that time.  Advisor Class Shares may be redeemed at NAV at any time,  although  Advisor Class Shares  redeemed within six months of the closing of the transaction will be subject to a redemption fee of 2%.

     Both Emerging Markets Appreciation Fund and Developing Markets Trust invest
primarily  in  securities  of  emerging  or  developing  markets  issuers.   The
investment  goals of the Funds are  substantially  similar.  Developing  Markets
Trust's  investment goal is to seek long-term capital  appreciation.  Similarly,
Emerging  Markets  Appreciation  Fund's  investment  goal  is  to  seek  capital appreciation.  Both Funds are managed by Templeton  Asset  Management  Ltd. (the
"Investment Manager").  Franklin Advisers,  Inc. ("Advisers") is the sub-adviser for Emerging Markets Appreciation Fund; Developing Markets Trust does not have a sub-adviser.

     This  Prospectus/Proxy  Statement gives the information  about the proposed transaction  and Developing  Markets Trust that you should know before voting on the Plan.  You should  retain it for future  reference.  Additional  information about Developing Markets Trust and the proposed  transaction has been filed with the U.S.  Securities  and  Exchange  Commission  ("SEC") and can be found in the following documents:

|_|      The  Prospectus of Templeton  Developing  Markets Trust - Advisor Class
dated May 1, 2002 (the "Developing Markets Trust Prospectus"), which is enclosed with and considered a part of this Prospectus/Proxy Statement.

|_|      The Annual Report to Shareholders of Templeton Developing Markets Trust
for the fiscal year ended  December  31,  2001,  which  contains  financial  and performance  information  for Developing  Markets Trust and is enclosed with and considered a part of this Prospectus/Proxy Statement.

|_|      A Statement of Additional  Information dated [June 30], 2002,  relating to this  Prospectus/Proxy  Statement (the "SAI"),  which has been filed with the
SEC and is incorporated by reference into this Prospectus/Proxy Statement.

     You may request a free copy of the SAI without charge by calling 1-800/DIAL
BEN(R)(1-800-342-5236)  or by writing to  Developing  Markets  Trust or Emerging
Markets Appreciation Fund at P.O. Box 33030, St. Petersburg, FL 33733-8030.

     The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy  Statement. Any representation to the contrary is a criminal offense.

     Mutual fund shares are not deposits or  obligations  of, or  guaranteed  or endorsed  by, any bank,  and are not  insured by the Federal  Deposit  Insurance
Corporation,  the Federal  Reserve Board, or any other U.S.  government  agency.
Mutual fund shares  involve  investment  risks,  including  the possible loss of principal.

                                       -2-

                                     GENERAL

What proposals am I voting on?

You are being asked to vote on two Proposals:

1.   To elect four  Directors  of  Emerging  Markets  Appreciation  Fund to hold office for the terms specified; and

2.   To approve an Agreement and Plan of Acquisition  between  Emerging  Markets
     Appreciation  Fund and  Developing  Markets  Trust  that  provides  for the acquisition by Developing  Markets Trust of substantially all of the assets of Emerging  Markets  Appreciation  Fund in  exchange  solely for shares of
     Developing  Markets  Trust -- Advisor Class and,  thereafter,  the complete liquidation and dissolution of Emerging Markets Appreciation Fund.

The Board of  Directors  unanimously  recommends  that you vote in favor of both
Proposals.  The Board of  Directors  does not intend to bring any other  matters
before  the  Meeting  other  than  those  described  in  this   Prospectus/Proxy
Statement.  The  Board of  Directors  is not aware of any  other  matters  to be brought  before the  Meeting.  If any other  matter  properly  comes  before the
Meeting to be voted on,  however,  proxy  holders will vote,  act and consent on such matters in accordance with the views of management.

How will the shareholder voting be handled?

Shareholders  of record of Emerging  Markets  Appreciation  Fund at the close of business on May 31, 2002 (the  "Record  Date") are entitled to be present and to vote at the Meeting or any adjournment thereof. Each share of record is entitled to one vote  (and a  proportionate  fractional  vote for each  fractional  share thereof). The election of Directors requires the affirmative vote of the holders of a plurality of Emerging Markets Appreciation Fund's shares present and voting on the Proposal at the Meeting.  Approval of the Plan  requires the  affirmative vote  of a  majority  of the  outstanding  voting  shares  of  Emerging  Markets
Appreciation Fund.

Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing, signing and returning the enclosed proxy card or voting by telephone or over the Internet,  if eligible. If you vote by any of these three methods,  the persons appointed as proxies will officially cast your votes at the Meeting.

You may revoke your proxy or change your voting  instructions  at any time until the vote is taken at the Meeting.  You may also attend the Meeting and cast your vote in  person.  For more  details  about  shareholder  voting,  please see the
"VOTING INFORMATION" section of this Prospectus/Proxy Statement.

                                       -3-

PROPOSAL 1: TO ELECT FOUR  DIRECTORS OF EMERGING  MARKETS  APPRECIATION  FUND TO
     HOLD OFFICE FOR THE TERMS SPECIFIED

How are nominees selected?

The  Board  of  Directors  has a  Nominating  and  Compensation  Committee  (the
"Committee")  consisting of Andrew H. Hines, Jr. (Chairman),  Frank J. Crothers,
Edith E. Holiday and Gordon S. Macklin,  none of whom is an "interested  person"
as defined by the  Investment  Company Act of 1940, as amended (the "1940 Act").
Directors who are not interested  persons of Emerging Markets  Appreciation Fund are referred to as the "Independent Directors." The Committee is responsible for the selection and nomination for appointment of candidates to serve as Directors of Emerging Markets  Appreciation Fund. The Committee will review  shareholders'
nominations to fill vacancies on the Board of Directors if these nominations are submitted  in  writing  and  addressed  to the  Committee  at  Emerging  Markets
Appreciation  Fund's  offices.  However,  the  Committee  expects  to be able to identify from its own resources an ample number of qualified candidates.

Who are the nominees and current members of the Board of Directors?

The Board of Directors is divided into three  classes.  Each class has a term of three years.  Each year the term of office of one class expires.  This year, the terms of four Directors expire. Rupert H. Johnson, Jr., Betty P. Krahmer, Gordon
S. Macklin and Fred R. Millsaps have been nominated for three-year terms, set to expire  at the 2005  Annual  Meeting  of  Shareholders.  These  terms  continue, however,  until  successors  are duly  elected  and  qualified.  (If the Plan is approved,  however,  none of the Directors will complete  their terms,  but will serve until the  liquidation and  dissolution of Emerging  Markets  Appreciation
Fund.) All of the nominees are currently  members of the Board of Directors.  In addition,  all of the current  nominees  and  Directors  are also  directors  or trustees of other Franklin(R)funds and/or Templeton(R)funds  (collectively,  the
"funds in Franklin Templeton Investments").

Certain  Directors of Emerging  Markets  Appreciation  Fund hold director and/or
officer  positions  with  Franklin   Resources,   Inc.   ("Resources")  and  its
affiliates.  Resources  is a  publicly  owned  holding  company,  the  principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own
approximately  [17.3%  and  14.5%],  respectively,  of its  outstanding  shares.
Resources,  a global  investment  organization  operating as Franklin  Templeton
Investments,  is primarily engaged,  through various subsidiaries,  in providing investment  management,  share  distribution,  transfer agent and administrative services  to a family of  investment  companies.  Resources  is a New York Stock
Exchange ("NYSE") listed holding company (NYSE: BEN).  Charles E. Johnson,  Vice
President  of  Emerging  Markets  Appreciation  Fund,  is the  son  and  nephew, respectively,  of  brothers  Charles B.  Johnson,  Chairman  of the Board,  Vice
President  and Director of Emerging  Markets  Appreciation  Fund,  and Rupert H.
Johnson, Jr., Vice President and Director of Emerging Markets Appreciation Fund.
There are no other family  relationships  among any of the Directors or nominees for Director.

                                       -4-

Each nominee  currently is available and has  consented to serve if elected.  If any of the nominees should become unavailable, the designated proxy holders will vote in their  discretion  for another person or persons who may be nominated as
Directors.

Listed below, for each nominee and Director, are their name, age and address, as well as their position and length of service with Emerging Markets  Appreciation
Fund,  principal occupation during the past five years, the number of portfolios in the Franklin  Templeton  Investments fund complex that they oversee,  and any other directorships held by the Director.

Nominees  for  Independent  Director  to serve  until  2005  Annual  Meeting  of
Shareholders:

                                              Number of
                                              Portfolios
                                              in Franklin
                                              Templeton
                                              Investments
                                              Fund
                                              Complex
Name, Age and                  Length of      Overseen by  Other Directorships
Address         Position       Time Served    Director*    Held
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BETTY P.        Director       Since 1994     22           None
KRAHMER (72)
500 East
Broward Blvd.
Suite 2100
Ft.
Lauderdale, FL
33394-3091

Principal Occupation During Past 5 Years:
Director  or trustee of  various  civic  associations;  and  formerly,  Economic
Analyst, U.S. government.
--------------------------------------------------------------------------------

GORDON S.       Director       Since 1994     133          Director, White
MACKLIN (74)                                               Mountains Insurance
500 East                                                   Group, Ltd; Martek
Broward Blvd.                                              Biosciences
Suite 2100                                                 Corporation;
Ft.                                                        WorldCom, Inc.
Lauderdale, FL                                             (communications
33394-3091                                                 services);
                                                           MedImmune, Inc.
                                                           (biotechnology);
                                                           Overstock.com
                                                           (Internet
                                                           services); and
                                                           Spacehab, Inc.
                                                           (aerospace
                                                           services).

Principal Occupation During Past 5 Years:
Deputy Chairman,  White Mountains  Insurance Group, Ltd. (holding company);  and formerly,  Chairman,  White River Corporation  (financial services) (until 1998)
and Hambrecht & Quist Group  (investment  banking) (until 1992);  and President,
National Association of Securities Dealers, Inc. (until 1987).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FRED R.          Director      Since 1994     28           None
MILLSAPS (73)
500 East
Broward Blvd.
Suite 2100
Ft. Lauderdale,
FL 33394-3091

Principal Occupation During Past 5 Years:
Director  of  various  business  and  nonprofit  organizations;  and  manager of personal investments (1978-present);  and formerly, Chairman and Chief Executive
Officer,  Landmark Banking  Corporation  (1969-1978);  Financial Vice President,
Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of
Atlanta (1958-1965).
--------------------------------------------------------------------------------

                                      -5-

Nominee  for  Interested   Director  to  serve  until  2005  Annual  Meeting  of
Shareholders:

                                              Number of
                                              Portfolios
                                              in Franklin
                                              Templeton
                                              Investments
                                              Fund
                                              Complex
Name, Age and                  Length of      Overseen by  Other Directorships
Address         Position       Time Served    Director*    Held
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

**RUPERT H.      Director      Director       117          None
JOHNSON, JR.     and Vice      since 1994
(61)             President     and Vice
One Franklin                   President
Parkway                        since 1996
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and  Director,  Franklin/Templeton  Distributors,  Inc.;
Director,  Franklin Advisers,  Inc. and Franklin  Investment  Advisory Services,
Inc.;  Senior Vice President,  Franklin Advisory  Services,  LLC; officer and/or director or trustee,  as the case may be, of most of the other  subsidiaries  of
Franklin  Resources,  Inc.;  and officer of 51 of the  investment  companies  in
Franklin Templeton Investments.
--------------------------------------------------------------------------------

Independent Directors serving until 2004 Annual Meeting of Shareholders:

                                              Number of
                                              Portfolios
                                              in Franklin
                                              Templeton
                                              Investments
                                              Fund
                                              Complex
Name, Age and                  Length of      Overseen by  Other Directorships
Address         Position       Time Served    Director*    Held
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HARRIS J.        Director      Since 1994     133          Director, RBC
ASHTON (69)                                                Holdings, Inc.
500 East                                                   (bank holding
Broward Blvd.                                              company) and Bar-S
Suite 2100                                                 Foods (meat packing
Ft. Lauderdale,                                            company).
FL 33394-3091

Principal Occupation During Past 5 Years:
Director of various companies; and formerly,  President, Chief Executive Officer and Chairman of the Board,  General Host Corporation (nursery and craft centers)
(until 1998).
--------------------------------------------------------------------------------

                                      -6-

FRANK J.         Director      Since 1997     17           None
CROTHERS (57)
500 East
Broward Blvd.
Suite 2100
Ft. Lauderdale,
FL 33394-3091

Principal Occupation During Past 5 Years:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment
& Power  Ltd.;  Vice  Chairman,  Caribbean  Utilities  Co.  Ltd.;  Director  and
President,  Provo Power Company Ltd.; and director of various other business and nonprofit organizations.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

S. JOSEPH        Director      Since 1994     134          None
FORTUNATO (69)
500 East
Broward Blvd.
Suite 2100
Ft. Lauderdale,
FL 33394-3091

Principal Occupation During Past 5 Years:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
--------------------------------------------------------------------------------

Interested Director serving until 2004 Annual Meeting of Shareholders:

                                              Number of
                                              Portfolios
                                              in Franklin
                                              Templeton
                                              Investments
                                              Fund
                                              Complex
Name, Age and                  Length of      Overseen by  Other Directorships
Address         Position       Time Served    Director*    Held
--------------------------------------------------------------------------------

**NICHOLAS F.   Director       Since 1994     63           Director, Amerada
BRADY (72)                                                 Hess Corporation
500 East                                                   (exploration and
Broward Blvd.                                              refining of oil and
Suite 2100                                                 gas); C2, Inc.
Ft.                                                        (operating and
Lauderdale, FL                                             investment
33394-3091                                                 business); and H.J.
                                                           Heinz Company
                                                           (processed foods
                                                           and allied
                                                           products).

Principal Occupation During Past 5 Years:
Chairman,  Templeton  Emerging  Markets  Investment  Trust PLC,  Darby  Overseas
Investments,  Ltd. and Darby Emerging Markets Investments LDC (investment firms)
(1994-present);   Director,   Templeton  Capital  Advisors  Ltd.,  and  Franklin
Templeton  Investment  Fund;  and  formerly,  Secretary  of  the  United  States
Department of the Treasury  (1988-1993);  Chairman of the Board,  Dillon, Read &
Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April
1982-December 1982).
--------------------------------------------------------------------------------

                                      -7-

Independent Directors serving until 2003 Annual Meeting of Shareholders:

                                              Number of
                                              Portfolios
                                              in Franklin
                                              Templeton
                                              Investments
                                              Fund
                                              Complex
Name, Age and                  Length of      Overseen by  Other Directorships
Address         Position       Time Served    Director*    Held
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ANDREW H.        Director      Since 1994     28           None
HINES, JR. (79)
500 East
Broward Blvd.
Suite 2100
Ft. Lauderdale,
FL 33394-3091

Principal Occupation During Past 5 Years:
Consultant,  Triangle  Consulting  Group;  and  Executive-in-Residence,   Eckerd
College  (1991-present);  and  formerly,  Chairman and  Director,  Precise Power
Corporation   (1990-1997);   Director,   Checkers  Drive-In   Restaurant,   Inc.
(1994-1997);  and  Chairman of the Board and Chief  Executive  Officer,  Florida
Progress  Corporation  (holding  company in the  energy  area)  (1982-1990)  and director of various of its subsidiaries.
--------------------------------------------------------------------------------

EDITH E.         Director      Since 1996     82           Director, Amerada
HOLIDAY (50)                                               Hess Corporation
500 East                                                   (exploration and
Broward Blvd.                                              refining of oil and
Suite 2100                                                 gas); Hercules
Ft. Lauderdale,                                            Incorporated
FL 33394-3091                                              (chemicals, fibers
                                                           and resins);
                                                           Beverly
                                                           Enterprises, Inc.
                                                           (health care); H.J.
                                                           Heinz Company
                                                           (processed foods
                                                           and allied
                                                           products); RTI
                                                           International
                                                           Metals, Inc.
                                                           (manufacture and
                                                           distribution of
                                                           titanium); Digex
                                                           Incorporated (web
                                                           hosting provider);
                                                           and Canadian
                                                           National Railway
                                                           (railroad).

Principal Occupation During Past 5 Years:
Director of various companies;  and formerly,  Assistant to the President of the
United States and Secretary of the Cabinet  (1990-1993);  General Counsel to the
United States Treasury  Department  (1989-1990);  and Counselor to the Secretary
and Assistant  Secretary  for Public  Affairs and Public  Liaison-United  States
Treasury Department (1988-1989).
--------------------------------------------------------------------------------

CONSTANTINE D.   Director      Since 1998     18           None
TSERETOPOULOS
(48)
500 East
Broward Blvd.
Suite 2100
Ft. Lauderdale,
FL 33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); and director of various nonprofit
organizations;   and  formerly,   Cardiology  Fellow,   University  of  Maryland
(1985-1987) and Internal  Medicine  Resident,  Greater  Baltimore Medical Center
(1982-1985).
--------------------------------------------------------------------------------

                                      -8-

Interested Directors serving until 2003 Annual Meeting of Shareholders:

                                              Number of
                                              Portfolios
                                              in Franklin
                                              Templeton
                                              Investments
                                              Fund
                                              Complex
Name, Age and                  Length of      Overseen by  Other Directorships
Address         Position       Time Served    Director*    Held
--------------------------------------------------------------------------------

**MARTIN L.     Vice           Vice           6            None
FLANAGAN (41)   President and  President and
One Franklin    Director       Director
Parkway                        since 1994
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
President,  Member - Office of the President,  Chief Financial Officer and Chief
Operating  Officer,  Franklin  Resources,  Inc.; Senior Vice President and Chief
Financial  Officer,  Franklin Mutual  Advisers,  LLC;  Executive Vice President,
Chief Financial Officer and Director,  Templeton Worldwide, Inc.; Executive Vice
President  and Chief  Operating  Officer,  Templeton  Investment  Counsel,  LLC;
Executive Vice President and Director,  Franklin Advisers,  Inc.; Executive Vice
President,  Franklin Investment  Advisory Services,  Inc. and Franklin Templeton
Investor  Services,  LLC; Chief Financial  Officer,  Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; officer and/or director of some of the other subsidiaries of Franklin Resources,  Inc.; and officer of 52 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------

**CHARLES B.    Chairman of    Chairman of    133          None
JOHNSON (69)    the Board,     the Board and
One Franklin    Director and   Director
Parkway         Vice           since 1995
San Mateo, CA   President      and Vice
94403-1906                     President
                               since 1994

Principal Occupation During Past 5 Years:
Chairman of the Board, Chief Executive Officer,  Member - Office of the Chairman
and Director,  Franklin  Resources,  Inc.;  Vice  President,  Franklin/Templeton
Distributors,  Inc.; Director,  Fiduciary Trust Company  International;  officer and/or  director  or  trustee,  as the  case  may  be,  of  most  of  the  other subsidiaries  of Franklin  Resources,  Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------

*We base the number of  portfolios  on each  separate  series of the  registered investment companies comprising the Franklin Templeton Investments fund complex.
These  portfolios  have a common  investment  adviser or  affiliated  investment advisers, and may also share a common underwriter.

                                      -9-

**Nicholas  F.  Brady,  Martin L.  Flanagan,  Charles B.  Johnson  and Rupert H.
Johnson,  Jr. are "interested  persons" of Emerging Markets Appreciation Fund as defined  by the 1940 Act.  The 1940 Act  limits  the  percentage  of  interested persons  that can  comprise  a fund's  board of  directors.  Messrs.  Charles B.
Johnson and Rupert H. Johnson, Jr. are considered interested persons of Emerging
Markets  Appreciation  Fund due to their positions as officers and directors and major shareholders of Resources, which is the parent company of Emerging Markets
Appreciation   Fund's  adviser,   and  their  positions  with  Emerging  Markets
Appreciation  Fund. Mr.  Flanagan's  status as an interested person results from his position as an officer of Resources and his positions with Emerging  Markets
Appreciation  Fund. Mr. Brady's status as an interested  person results from his business  affiliations with Resources and Templeton Global Advisors Limited. Mr.
Brady and Resources are both limited partners of Darby Overseas  Partners,  L.P.
("Darby  Overseas").  Mr. Brady is Chairman and  shareholder  of Darby  Overseas
Investments,  Ltd., which is the corporate general partner of Darby Overseas. In addition,  Darby  Overseas and  Templeton  Global  Advisors  Limited are limited partners of Darby  Emerging  Markets Fund,  L.P.  ("DEMF").  Mr. Brady serves as
Chairman of the corporate  general  partner of DEMF,  and Darby Overseas and its general  partner own 100% of the stock of the general partner of DEMF. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"),  which serves as investment  manager to certain  unregistered  funds.  TCAL and Templeton  Global
Advisors  Limited are both indirect  subsidiaries  of  Resources.  The remaining nominees and Directors of the Fund are Independent Directors.

The following  tables provide the dollar range of equity  securities of Emerging
Markets  Appreciation  Fund  and of  funds  in  Franklin  Templeton  Investments beneficially owned by the Directors as of December 31, 2001.

Independent Directors

-------------------------------------------------------------------------------
                                                   Aggregate Dollar Range of
                                                    Equity Securities in All
                                                     Funds Overseen by the
                         Dollar Range of Equity     Director in the Franklin
                         Securities in Emerging    Templeton Investments Fund
Name of Director       Markets Appreciation Fund          Complex
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Harris J. Ashton              $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Frank J. Crothers             None                       Over $100,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
S. Joseph Fortunato           $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Andrew H. Hines, Jr.          $10,001 - $50,000          Over $100,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edith E. Holiday              $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Betty P. Krahmer              $10,001 - $50,000          Over $100,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Gordon S. Macklin             $10,001 - $50,000          Over $100,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Fred R. Millsaps              None                       Over $100,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Constantine D.                None                       Over $100,000
Tseretopoulos
-------------------------------------------------------------------------------

                                      -10-

Interested Directors

-------------------------------------------------------------------------------
                                                   Aggregate Dollar Range of
                                                    Equity Securities in All
                                                     Funds Overseen by the
                         Dollar Range of Equity     Director in the Franklin
                         Securities in Emerging    Templeton Investments Fund
Name of Director       Markets Appreciation Fund          Complex
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Nicholas F. Brady             $10,001 - $50,000          Over $100,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Martin L. Flanagan            None                       Over $100,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Charles B. Johnson            $10,001 - $50,000          Over $100,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Rupert H. Johnson, Jr.        $10,001 - $50,000          Over $100,000
-------------------------------------------------------------------------------

How often do the Directors meet and what are they paid?

The role of the Directors is to provide  general  oversight of Emerging  Markets
Appreciation Fund's business,  and to ensure that Emerging Markets  Appreciation
Fund is  operated  for the benefit of  shareholders.  The  Directors  anticipate meeting  at least  five  times  during  the  current  fiscal  year to review the
operations  of  Emerging   Markets   Appreciation   Fund  and  Emerging  Markets
Appreciation  Fund's  investment  performance.  The  Directors  also oversee the services  furnished  to Emerging  Markets  Appreciation  Fund by the  Investment
Manager and various other service providers.  Emerging Markets Appreciation Fund currently pays the  Independent  Directors and Mr. Brady a fee of $100 per Board
meeting  attended.  Directors serving on the Audit Committee of Emerging Markets
Appreciation Fund and other funds in Franklin  Templeton  Investments  receive a flat fee of $2,000 per Audit Committee meeting  attended,  a portion of which is allocated to Emerging Markets  Appreciation Fund. Members of a committee are not separately  compensated for any committee  meeting held on the day of a Board of
Directors meeting.

During the fiscal year ended March 31,  2002,  there were seven  meetings of the
Board of Directors, three meetings of the Audit Committee, and three meetings of the Nominating and Compensation Committee. Each Director then in office attended at least 75% of the  aggregate  number of meetings of the Board of Directors and of the committee(s) on which the Director served.

Certain  Directors  and  officers  of  Emerging  Markets  Appreciation  Fund are shareholders  of Resources and may receive  indirect  remuneration  due to their participation  in  management  fees and other fees  received  by the  Investment
Manager and its affiliates from the funds in Franklin Templeton Investments. The
Investment  Manager or its  affiliates  pay the  salaries  and  expenses  of the officers.  No  pension  or  retirement  benefits  are  accrued  as  part of Fund expenses.

                                      -11-

                                                                  Number of
                                                                  Boards in
                             Aggregate                            Franklin
                            Compensation    Total Compensation    Templeton
                           from Emerging      from Franklin      Investments
                              Markets           Templeton      Fund Complex on
                            Appreciation    Investments Fund      which Each
   Name of Director            Fund1            Complex2           Serves3
  ------------------------------------------------------------------------------
  Harris J. Ashton              $553            $353,221              48
  Nicholas F. Brady              553             134,500              19
  Frank J. Crothers              565              92,000              14
  S. Joseph Fortunato            553             352,380              49
  Andrew H. Hines, Jr.           559             201,500              19
  Edith E. Holiday               553             254,670              28
  Betty P. Krahmer               553             134,500              18
  Gordon S. Macklin              553             353,221              48
  Fred R. Millsaps               559             201,500              19
  Constantine D.                 565              94,500              15
  Tseretopoulos
  ---------------------
1    Compensation received for the fiscal year ended March 31, 2002.
2    For the calendar year ended December 31, 2001.
3    We base the  number  of  boards  on the  number  of  registered  investment companies in Franklin Templeton  Investments fund complex. This number does not include  the total  number of series or funds  within  each  investment company for which the board  members are  responsible.  Franklin  Templeton
     Investments  currently  includes 53 registered  investment  companies  with approximately 155 U.S. based funds or series.

The table above  indicates the total fees paid to Directors by Emerging  Markets
Appreciation Fund  individually,  and by all of the funds in Franklin  Templeton
Investments.  These Directors also serve as directors or trustees of other funds in Franklin  Templeton  Investments,  many of which hold  meetings at  different dates  and  times.  The  Directors  and  Emerging  Markets  Appreciation  Fund's
management  believe  that having the same  individuals  serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain,  at a relatively modest cost to each separate fund, the services of high caliber,  experienced and  knowledgeable  Independent  Directors who can more effectively oversee the management of the funds.

Board  members  historically  have  followed  a  policy  of  having  substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual  financial goals. In February 1998, this policy was formalized  through  adoption of a requirement that each board member invest one-third  of the fees  received  for  serving  as a  director  or  trustee of a
Templeton  fund in shares of one or more  Templeton  funds and  one-third of the fees  received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin  funds,  until the value of such  investments  equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities  controlled by a board member constitute fund holdings  of such board  member for  purposes of this  policy,  and a three year phase-in period applies to such investment  requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on
February  27,  1998,  were  valued as of such date with  subsequent  investments valued at cost.

Who are the Executive Officers of Emerging Markets Appreciation Fund?

Officers of Emerging  Markets  Appreciation  Fund are appointed by the Directors and serve at the  pleasure  of the  Board of  Directors.  Listed  below for each
Executive Officer are their name, age and address, as well as their position and length of  service  with  Emerging  Markets  Appreciation  Fund,  and  principal occupation during the past five years.

                                      -12-

--------------------------------------------------------------------------------
                                                                Length of Time
Name, Age and Address             Position                      Served
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CHARLES B. JOHNSON (69)           Chairman of the Board,        Chairman of the
One Franklin Parkway              Director and Vice President   Board, Director
San Mateo, CA                                                   since 1995 and
94403-1906                                                      Vice President
                                                                since 1994

Principal Occupation During Past 5 Years:
Please  refer to the table  "Interested  Directors  serving  until  2003  Annual
Meeting  of  Shareholders"  for  information  about  Mr.  Charles  B.  Johnson's principal occupation during the past 5 years.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MARK MOBIUS (65)                  President                     Since 1994
Two Exchange Square
39th Floor
Suite 3905-08
Hong Kong*

Principal Occupation During Past 5 Years:
Portfolio Manager of various Templeton advisory  affiliates;  Managing Director,
Templeton  Asset  Management  Ltd.;   Executive  Vice  President  and  Director,
Templeton Global Advisors Limited;  officer of eight of the investment companies in Franklin Templeton Investments;  officer and/or director, as the case may be, of  some  of  the  subsidiaries  of  Franklin  Resources,  Inc.;  and  formerly,
President, International Investment Trust Company Limited (investment manager of
Taiwan  R.O.C.  Fund)  (1986-1987);  and Director,  Vickers da Costa,  Hong Kong
(1983-1986).
--------------------------------------------------------------------------------

RUPERT H. JOHNSON, JR. (61)       Director and Vice President   Director since
One Franklin Parkway                                            1994 and Vice
San Mateo, CA                                                   President since
94403-1906                                                      1996

Principal Occupation During Past 5 Years:
Please see the table "Nominee for Interested Director to serve until 2005 Annual
Meeting of Shareholders" for more information about Mr. Rupert H. Johnson, Jr.'s principal occupation during the past 5 years.
--------------------------------------------------------------------------------

HARMON E. BURNS (57)              Vice President                Since 1996
One Franklin Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin  Resources,  Inc. and of 51 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MARTIN L. FLANAGAN (41)           Director and Vice President   Director and Vice
One Franklin Parkway                                            President since
San Mateo, CA                                                   1994
94403-1906

Principal Occupation During Past 5 Years:
Please see the table "Interested  Directors serving until 2003 Annual Meeting of
Shareholders"  for more  information  about Mr. Martin L.  Flanagan's  principal occupation during the past 5 years.
--------------------------------------------------------------------------------

                                      -13-

CHARLES E. JOHNSON (45)           Vice President                Since 1996
One Franklin Parkway
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
President,  Member - Office of the President and Director,  Franklin  Resources,
Inc.; Senior Vice President,  Franklin Templeton  Distributors,  Inc.; President
and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of
the Board, President and Director,  Franklin Investment Advisory Services, Inc.;
and  officer  and/or  director  of some of the other  subsidiaries  of  Franklin
Resources,  Inc. and of 34 of the  investment  companies  in Franklin  Templeton
Investments.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

JEFFREY A. EVERETT (38)           Vice President                Since 2001
P.O. Box N-7759
Lyford Cay, Nassau
Bahamas *

Principal Occupation During Past 5 Years:
President and Director,  Templeton Global Advisors Limited; officer of 18 of the investment companies in Franklin Templeton Investments; and formerly, Investment
Officer, First Pennsylvania Investment Research (until 1989).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

JOHN R. KAY (61)                  Vice President                Since 1994
500 East Broward
Blvd.
Suite 2100
Ft. Lauderdale, FL
33394-3091

Principal Occupation During Past 5 Years:
Vice   President,   Templeton   Worldwide,   Inc.;   Assistant  Vice  President,
Franklin/Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton
Services,  LLC; officer of 23 of the investment  companies in Franklin Templeton
Investments; and formerly, Vice President and Controller, Keystone Group, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MURRAY L. SIMPSON (64)            Vice President and Assistant  Since 2000
One Franklin Parkway              Secretary
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Executive Vice President and General Counsel, Franklin Resources,  Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of  the  investment  companies  in  Franklin  Templeton  Investments;  and formerly,  Chief Executive  Officer and Managing  Director,  Templeton  Franklin
Investment  Services (Asia) Limited (until 2000); and Director,  Templeton Asset
Management Ltd. (until 1999).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BARBARA J. GREEN (54)             Vice President and Secretary  Vice President
One Franklin Parkway                                            since 2000 and
San Mateo, CA                                                   Secretary since
94403-1906                                                      1996

Principal Occupation During Past 5 Years:
Vice President and Deputy General Counsel, Franklin Resources,  Inc.; and Senior
Vice  President,  Templeton  Worldwide,  Inc.;  officer of 53 of the  investment companies in Franklin  Templeton  Investments;  and formerly,  Deputy  Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the
Chairman,  Counselor to the Chairman,  Special Counsel and Attorney Fellow, U.S.
Securities and Exchange Commission (1986-1995);  Attorney, Rogers & Wells (until
1986);  and Judicial  Clerk,  U.S.  District Court  (District of  Massachusetts)
(until 1979).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                      -14-

DAVID P. GOSS (55)                Vice President and Assistant  Since 2000
One Franklin Parkway              Secretary
San Mateo, CA
94403-1906

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Resources,  Inc.; President, Chief Executive
Officer and Director,  Property Resources,  Inc. and Franklin Properties,  Inc.;
officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.;  officer  of  53  of  the  investment   companies  in  Franklin  Templeton
Investments;  and formerly,  President,  Chief  Executive  Officer and Director,
Property  Resources  Equity Trust (until 1999) and Franklin  Select Realty Trust
(until 2000).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MICHAEL O. MAGDOL                 Vice President                Since 2002
600 5th Avenue
Rockefeller Center
New York, NY
10048-0772

Principal Occupation During Past 5 Years:
Vice Chairman,  Chief  Financial  Officer and Director,  Fiduciary Trust Company
International;  and  Director,  FTI Banque,  Arch  Chemicals,  Inc.  and Lingnan
Foundation.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BRUCE S. ROSENBERG (40)           Treasurer                     Since 2000
500 East Broward
Blvd.
Suite 2100
Ft. Lauderdale, FL
33394-3091

Principal Occupation During Past 5 Years:
Vice  President,  Franklin  Templeton  Services,  LLC;  and officer of 19 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------

* Mr.  Mobius  and  Mr.  Everett  have  authorized  Templeton  Worldwide,  Inc.,
Attention Law Department, 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, FL
33394-3091, as agent, to receive notices on their behalf.

                                      -15-

AUDIT COMMITTEE

The Board of Directors  has a standing  Audit  Committee  consisting  of Messrs.
Millsaps  (Chairman),  Crothers,  Hines  and  Tseretopoulos,  all  of  whom  are
Independent  Directors and also are considered to be  "independent" as that term is defined by the NYSE's  listing  standards.  The Audit  Committee  reviews the maintenance of the Fund's records and the  safekeeping  arrangements of Emerging
Markets Appreciation Fund's custodian, reviews both the audit and non-audit work of Emerging Markets  Appreciation  Fund's  independent  auditors,  and submits a recommendation  to the Board of  Directors as to the  selection  of  independent auditors.

Selection  of  Independent  Auditors.  Upon  the  recommendation  of  the  Audit
Committee,  the Board of Directors  selected the firm of  PricewaterhouseCoopers
LLP ("PwC") as independent  auditors of Emerging Markets  Appreciation  Fund for the current fiscal year.  Representatives  of PwC are not expected to be present at the Meeting,  but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate  fees paid to PwC in connection  with the annual audit of Emerging Markets Appreciation Fund's financial statements for the fiscal year ended March 31, 2002 were $19,000.

Financial  Information Systems Design and Implementation  Fees. Confirm: PwC did
not render any services with respect to financial information systems design and implementation  during the fiscal year ended March 31, 2002 to Emerging  Markets
Appreciation Fund or entities affiliated with Emerging Markets Appreciation Fund that provide services to Emerging Markets Appreciation Fund.

All Other  Fees.  PwC did not render  any other  non-audit  services,  including
tax-related   services,  to  Emerging  Markets  Appreciation  Fund  or  entities affiliated  with Emerging  Markets  Appreciation  Fund that provide  services to
Emerging Markets Appreciation Fund for the fiscal year ended March 31, 2002.

Audit Committee Report. The Board of Directors has adopted and approved a formal written charter for the Audit Committee,  which sets forth the Audit Committee's responsibilities.  The charter was filed with the proxy  statement  for Emerging
Markets Appreciation Fund's 2001 Annual Meeting of Shareholders.

As  required by the  charter,  the Audit  Committee  reviewed  Emerging  Markets
Appreciation  Fund's audited  financial  statements and met with management,  as well as with PwC, Emerging Markets Appreciation Fund's independent  auditors, to discuss the financial statements.

                                      -16-

The Audit  Committee  received the written  disclosures  and the letter from PwC required  by  Independence  Standards  Board  No. 1. The  Audit  Committee  also received the report of PwC regarding  the results of their audit.  In connection with its  review of the  financial  statements  and the  auditors'  report,  the members of the Audit  Committee  discussed  with a  representative  of PwC their independence,  as well  as the  following:  the  auditors'  responsibilities  in
accordance   with  generally   accepted   auditing   standards;   the  auditors'
responsibilities   for  information  prepared  by  management  that  accompanies
Emerging  Markets  Appreciation  Fund's  audited  financial  statements  and any procedures  performed  and the results;  the initial  selection  of, and whether there were any changes in, significant accounting policies or their application;
management's  judgments  and  accounting  estimates;   whether  there  were  any
significant  audit  adjustments;  whether  there  were  any  disagreements  with management;  whether there was any consultation with other accountants;  whether there were any major issues  discussed  with  management  prior to the auditors'
retention;  whether the auditors  encountered  any  difficulties in dealing with management  in  performing  the audit;  and the  auditors'  judgments  about the quality of the company's accounting principles.

Based on its  discussions  with  management  and Emerging  Markets  Appreciation
Fund's  auditors,  the Audit  Committee  did not  become  aware of any  material misstatements or omissions in the financial statements.  Accordingly,  the Audit
Committee  recommended  to the Board of  Directors  that the  audited  financial statements be included in Emerging Markets  Appreciation Fund's Annual Report to
Shareholders  for the fiscal  year ended March 31, 2002 for filing with the U.S.
Securities and Exchange Commission.

                                         AUDIT COMMITTEE

                                         Fred R. Millsaps (Chairman)
                                         Frank J. Crothers
                                         Andrew H. Hines, Jr.
                                         Constantine D. Tseretopoulos

                                      -17-

PROPOSAL 2: TO APPROVE AN AGREEMENT  AND PLAN OF  ACQUISITION  THAT PROVIDES FOR
     THE  ACQUISITION BY DEVELOPING  MARKETS TRUST OF  SUBSTANTIALLY  ALL OF THE
     ASSETS OF EMERGING MARKETS  APPRECIATION FUND IN EXCHANGE SOLELY FOR SHARES
     OF DEVELOPING MARKETS TRUST - ADVISOR CLASS

                                     Summary

This is only a summary of certain information contained in this Prospectus/Proxy
Statement.  You should read the more  complete  information  in the remainder of this Prospectus/Proxy  Statement,  including the Plan (attached as Exhibit A), A
Comparison  of  Governing  Documents  and State Law  (attached  as Exhibit B), a
Comparison  of  Developing  Markets  Trust's  Current and  Proposed  Fundamental
Investment  Restrictions to Emerging Markets  Appreciation Fund's  Corresponding
Fundamental  Investment  Restrictions  (attached  as Exhibit C), the  Developing
Markets  Trust  Prospectus  (enclosed  as Exhibit  D), and the Annual  Report to
Shareholders of Developing Markets Trust (enclosed as Exhibit E).

At a meeting held in March 2002, the Board of Directors considered a proposal to reorganize  Emerging Markets  Appreciation Fund into Developing Markets Trust, a diversified,  open-end management investment company with five classes of shares of beneficial interest outstanding. Having duly considered the factors it deemed relevant,  the Board of Directors,  including all of the Independent  Directors, unanimously  approved  the  Plan in  substantially  the  form  attached  to this
Prospectus/Proxy   Statement  and  voted  to  recommend  that  Emerging  Markets
Appreciation   Fund   shareholders   approve  the  Plan.  If  Emerging   Markets
Appreciation Fund shareholders  approve the Plan, it will result in the transfer
of  substantially  all  of  Emerging  Markets   Appreciation  Fund's  assets  to
Developing  Markets  Trust in exchange for shares of  beneficial  interest,  par value $0.01 per share, of Advisor Class of equivalent aggregate NAV. The Advisor
Class Shares will then be  distributed  to Emerging  Markets  Appreciation  Fund
shareholders  and  Emerging  Markets   Appreciation   Fund  will  be  completely
liquidated  and  dissolved.  (The  proposed  transaction  is referred to in this
Prospectus/Proxy   Statement  as  the   "Transaction.")   As  a  result  of  the
Transaction, you will cease to be a shareholder of Emerging Markets Appreciation
Fund and will become a shareholder of Developing  Markets Trust. The exchange of
Emerging Markets Appreciation Fund assets for Advisor Class Shares will occur on the closing date of the  Transaction,  which is the  specific  date on which the
Transaction takes place (the "Closing Date") and which is currently  expected to occur  shortly  after the  Meeting.  If the Plan is  approved  by  shareholders,
Directors  elected at the Meeting will continue to serve until Emerging  Markets
Appreciation Fund is completely  liquidated and dissolved.  Advisor Class Shares may be redeemed at NAV at any time,  although shares received in the Transaction that are  redeemed  within  six  months of the  Closing  Date are  subject  to a redemption fee of 2%.

The Investment Manager is the investment adviser for Developing Markets Trust as well as Emerging Markets Appreciation Fund. Pursuant to a sub-advisory agreement between the Investment Manager and Advisers, Advisers manages the debt component of Emerging Markets Appreciation Fund's portfolio.  Developing Markets Trust has investment  goals and  policies  that are similar to those of  Emerging  Markets
Appreciation   Fund.  For  the  reasons  set  forth  in  the  "Reasons  for  the
Transaction" section of this Prospectus/Proxy  Statement, the Board of Directors has determined that the Transaction is in the best interests of Emerging Markets
Appreciation  Fund  shareholders.  The Board of  Directors  of Emerging  Markets
Appreciation  Fund and the Board of Trustees of  Developing  Markets  Trust (the
"Board of Trustees")  also  concluded  that no dilution in value would result to either the  shareholders  of Emerging  Markets  Appreciation  Fund or Developing
Markets Trust as a result of the Transaction.

                                      -18-

It is expected that Emerging Markets  Appreciation  Fund  shareholders  will not recognize  any gain or loss for federal  income tax  purposes as a result of the exchange of their shares for Advisor Class Shares. You should, however,  consult your tax adviser regarding the effect,  if any, of the Transaction,  in light of your  individual  circumstances.  You should also consult your tax adviser about
state  and  local  tax   consequences.   For  more  information  about  the  tax
consequences of the Transaction,  please see the section  "Information About the
Transaction - What are the tax consequences of the Transaction?"

THE BOARD OF DIRECTORS OF EMERGING MARKETS APPRECIATION FUND RECOMMENDS THAT YOU
                           VOTE TO APPROVE THE PLAN.

                     Comparisons of Some Important Features

How do the investment goals and policies of the Funds compare?

The  investment   goals  of  the  Funds  are  very  similar.   Emerging  Markets
Appreciation Fund's investment goal is capital appreciation.  Developing Markets
Trust's  investment goal is long-term  capital  appreciation.  Unlike Developing
Markets  Trust,   Emerging  Markets  Appreciation  Fund's  emphasis  on  capital appreciation is unrelated to a particular time horizon. However, there is little practical difference between the Funds' investment goals.

Emerging  Markets  Appreciation  Fund  invests  substantially  all of its assets
(i.e.,  not  less  than  80% of its  total  assets)  in a  portfolio  of  equity securities and debt obligations of issuers in emerging market  countries.  Under
normal  market   conditions,   Emerging   Markets   Appreciation   Fund  invests
approximately  65% of its total assets in equity securities and 35% of its total assets in debt  obligations  of  sovereign  or  sovereign-related  entities  and private sector companies.  Effective July 31, 2002,  subject to change only upon
60 days' advance notice to  shareholders,  Emerging  Markets  Appreciation  Fund will, under normal  circumstances,  invest  substantially all of its assets (not less than 80% of its net assets) in a portfolio  of equity  securities  and debt obligations of issuers in emerging market countries.

Under normal market  conditions,  Developing  Markets  Trust  invests  mainly in equity securities of developing market companies.  Developing Markets Trust also may invest up to 35% of its total assets in debt securities.  Effective July 31,
2002,  subject  to change  only upon 60 days'  advance  notice to  shareholders,
Developing Markets Trust will, under normal  circumstances,  invest at least 80%
of its net  assets in  securities  of issuers in  developing  market  countries.
Developing  Markets  Trust may also  invest  up to 20% of its net  assets in the securities of developed  market  countries  issuers.  As used by the Funds,  the terms "emerging  market" and  "developing  market" have the same meaning - i.e.,
(i) countries that are generally  considered  low or middle income  countries by the International Bank of Reconstruction and Development  (commonly known as the
World Bank) and the International  Finance  Corporation;  or (ii) countries that are classified by the United Nations or otherwise  regarded by their authorities as developing;  or (iii)  countries with a stock market  capitalization  of less than 3% of the Morgan Stanley Capital International World Index.

                                      -19-

Although both Emerging Markets  Appreciation  Fund and Developing  Markets Trust
invest in a broad range of  developing  or  emerging  market  issuers,  and have similar investment  policies,  there are several noteworthy  differences between the Funds'  investment  policies.  One  principal  difference  is that  Emerging
Markets  Appreciation Fund currently is managed as a balanced fund with a target allocation  of  investing  approximately  65%  of its  total  assets  in  equity securities and 35% of its total assets in debt  securities.  Developing  Markets
Trust, on the other hand, invests primarily in equity securities.

Another  important  difference is that Emerging Markets  Appreciation  Fund is a non-diversified  fund,  meaning that it may invest a greater  percentage  of its assets in the securities of any one issuer and,  therefore,  a smaller number of issuers than a diversified fund.  Developing Markets Trust,  however,  satisfies the diversification  requirements in the 1940 Act, limiting its investments,  as to 75% of its total  assets:  (a) to not more than 5% of its total assets in any single issuer; and (b) to not more than 10% of the outstanding voting securities of any single issuer.

                                      -20-

For more  information  about the  investment  goals and  policies  of the Funds, please see the  "Comparison  of Investment  Goals and Policies"  section of this
Prospectus/Proxy Statement.

What are the risks of an investment in the Funds?

As with most investments,  investments in Emerging Markets Appreciation Fund and
Developing Markets Trust involve risks. There can be no guarantee against losses resulting from an investment in either Fund, nor can there be any assurance that either Fund will achieve its investment goal.

The risks associated with an investment in each Fund are substantially  similar.
These risks include the risks of investing in foreign securities,  which include currency, political, economic, liquidity and regulatory risks, among others, and the risks of investing in  developing  or emerging  markets,  where the risks of foreign  investing  are  typically  greater.  Also,  since  each Fund  invests a substantial portion of its assets in equity securities,  each Fund is subject to stock risk. However,  because Developing Markets Trust historically has invested a greater percentage of its assets in equity securities, as compared to Emerging
Markets  Appreciation  Fund,  it is  exposed  to greater  relative  stock  risk.
Conversely, since Emerging Markets Appreciation Fund historically has invested a greater  percentage of its assets in debt  securities,  it is exposed to greater relative interest rate, credit and call risks.

Because Emerging Markets  Appreciation  Fund is a  non-diversified  fund, it may invest a greater  portion of its assets in the securities of any one issuer and, therefore,  a  smaller  number  of  issuers  than a  diversified  fund,  such as
Developing Markets Trust. Thus,  Emerging Markets  Appreciation Fund may be more
sensitive  to  economic,  political,   business,  regulatory  or  other  changes
affecting similar issuers or securities.

Shares of Emerging Markets  Appreciation  Fund are subject to the risk that they will  trade at a discount  to NAV.  This is a risk to which  shares of  open-end funds, such as Developing Markets Trust, are not subject because,  unlike shares of closed-end funds like Emerging Markets  Appreciation Fund, shares of open-end funds are not traded on a secondary market.  Therefore,  Advisor Class Shares do not and  will  not  trade at a  discount  (or a  premium)  to  their  NAV.  More information  about the principle  differences  between  open-end and  closed-end funds is set forth in the section immediately below.

For more  information  about  the risks of the  Funds,  please  see the  section
"Comparison  of  Investment  Goals  and  Policies  - What are the  risk  factors associated with investments in the Funds?"

What are the principle differences between open-end and closed-end funds?

In evaluating the  Transaction,  shareholders of Emerging  Markets  Appreciation
Fund should consider the important  distinctions between closed-end and open-end investment  companies and how those distinctions bear upon management of the two
Funds and the relative  risks  associated  with an  investment  in them.  Unlike
Developing  Markets Trust, an open-end fund which engages in a continuous public offering  of shares  and must  stand  ready to redeem  shares at the  request of shareholders,  Emerging  Markets  Appreciation  Fund, as a closed-end fund whose shares are listed on the NYSE,  does not sell its shares on a  continuous  basis and  generally  may  not  redeem  its  shares  upon  shareholder  request.  As a consequence,  while the number of outstanding shares of Developing Markets Trust will fluctuate with sales and redemptions,  the number of outstanding  shares of
Emerging  Markets  Appreciation  Fund  (absent  an  issuer  tender  offer  or an open-market  repurchase  program) will remain constant.  Thus, unlike Developing
Markets Trust,  whose size  fluctuates  both because of sales and redemptions of fund shares as well as market  appreciation and depreciation in fund assets, the
size  of  Emerging  Markets   Appreciation  Fund  is  affected  only  by  market
appreciation  and  depreciation  of its assets.  This  distinction  has a direct bearing on the  management  of the Funds and on  expenses to which the Funds are subject.

As an open-end fund, Developing Markets Trust must be managed in anticipation of possible redemptions,  which must be honored within seven days after the request for  redemption is received by the Fund.  Payments to  shareholders  that redeem their shares  generally must be paid in cash,  the source of which  typically is cash-on-hand  or cash  raised by the sale of  liquid  portfolio  securities.  In either  case,  the need to be able to redeem  Fund  shares,  limits  the  Fund's management  flexibility.  For this reason, open-end funds are limited, under SEC interpretations,  in the amount of their assets that may be invested in illiquid assets.

The same is not the case for closed-end funds like Emerging Markets Appreciation
Fund.  A  closed-end  fund  need not be  managed  in  anticipation  of  possible redemptions, and, thus, may invest in instruments that may require a longer time to realize their full market value. A closed-end fund also is not subject to any limitation on the proportion of its assets that may be illiquid.

                                      -21-

Apart from flexibility of management,  there are other distinctions  between the structures. Developing Markets Trust, as an open-end fund, has the potential for growth in size through  sales of  additional  shares,  with the  flexibility  in management and potential  economies of scale that may arise from increased size.
Even though an open-end  fund like  Developing  Markets Trust must be managed in anticipation of possible  redemptions,  as the size of the fund  increases,  its management options may increase proportionately. In addition, an increase in the size of the fund presents the potential  for  achievement  of economies of scale and, thus,  potentially  lower overall expenses.  In contrast,  an investment in
Emerging  Markets  Appreciation  Fund does not present the same potential growth because the Fund may not engage in a continuous offering of its shares. In order to achieve growth through sales, the Emerging Markets Appreciation Fund would be required to engage in an  additional  underwritten  public  offering or a rights offering, both of which are expensive and time consuming.  The inability quickly and relatively  inexpensively to raise  additional  capital can be a significant impediment to Emerging Markets Appreciation Fund's operation, if, as a result of market depreciation,  the value of its assets were to significantly  decline. In such  an  instance,  fixed  costs  would  be  spread  over  fewer  assets,  thus potentially causing its expense ratio to increase.

The  advantages  that  may  flow  from  the  potential  increase  in the size of
Developing Markets Trust should be weighed against the disadvantages  associated with potential diminution in size arising from redemptions. While increased size may result in improved management  flexibility,  the achievement of economies of
scale  and  lower  expenses,   a  contraction  in  the  size  of  the  Fund  may
correspondingly result in reduced management  flexibility,  loss of economies of scale and higher expenses.  In this connection,  the Transaction,  if completed, will make it possible for former Emerging Markets Appreciation Fund shareholders to redeem their shares (subject to a redemption fee for the six months following the  completion  of the  Transaction),  which will reduce the size of Developing
Markets Trust  commensurate  with the extent of those  redemptions.  Redemptions also may  increase  significantly  should the asset class,  of which  Developing
Markets Trust is a part, fall out of favor in the market place.

Finally,  Emerging Markets Appreciation Fund is a closed-end fund that is listed on the NYSE.  The shares of  closed-end  funds  that are  traded on a  secondary market,  like the NYSE, may trade at either a discount or a premium to their NAV per share and,  historically,  Emerging Markets  Appreciation Fund's shares have tended to trade at a discount to their NAV per share. In contrast,  the 1940 Act requires that the shares of Developing  Markets  Trust,  as an open-end fund, be purchased or sold at their  respective NAV per share,  plus any applicable sales charge or redemption fee, on any day that  Developing  Markets Trust is open for business.  Thus,  shares of  Developing  Markets  Trust  cannot be  purchased or redeemed at a discount or a premium.

Who manages the Funds?

The management of the business and affairs of Emerging Markets Appreciation Fund and Developing Markets Trust is the responsibility of the Board of Directors and the Board of Trustees,  respectively  (each,  a "Board" and,  collectively,  the
"Boards").

Unlike  Emerging  Markets   Appreciation   Fund,  which  is  a  non-diversified,
closed-end  management  investment  company,   Developing  Markets  Trust  is  a
diversified,  open-end management  investment company. Both Funds are registered with the SEC.  Emerging  Markets  Appreciation  Fund was organized as a Maryland corporation  on February 16, 1994.  Developing  Markets Trust was organized as a
Massachusetts  business trust on August 9, 1991,  although the Board of Trustees of Developing  Markets Trust has proposed  that the current  Developing  Markets
Trust shareholders approve the reorganization of Developing Markets Trust from a
Massachusetts   business  trust  into  a  Delaware   business  trust  (the  "DBT
Reorganization"). The DBT Reorganization, which would not become effective until after  the  completion  of  the  Transaction,  is  subject  to the  approval  of
Developing  Markets  Trust's  shareholders  and is not expected to result in any material changes to the management of Developing Markets Trust. Emerging Markets
Fund shareholders are not being asked to vote on the DBT Reorganization.

                                      -22-

Subject to the supervision of each Fund's Board, Templeton Asset Management Ltd.
- Hong Kong  Branch,  a  Singapore  company,  manages the assets of each Fund in accordance with the Fund's stated  investment  goals,  policies and restrictions and makes  investment  decisions for each Fund,  including  placing purchase and sell orders for  securities.  The  Investment  Manager's  principal  office is 7
Temasek Blvd., Suntec Tower One, #38-03,  Singapore 038987, with a branch office at Two Exchange Square, Hong Kong. The Fund has been advised that there is doubt as to the  enforceability  in the courts of Singapore  of judgments  against the
Investment Manager predicated upon the civil liability provisions of the federal securities laws of the United States.  The Investment Manager is advised by U.S.
counsel with respect to the federal securities laws of the United States.

Pursuant  to  a  sub-advisory  agreement  between  the  Investment  Manager  and
Advisers,  One Franklin  Parkway,  San Mateo,  California  94403-1906,  Advisers
manages the debt component of Emerging Markets  Appreciation Fund. Prior to July
2001,  sub-advisory services were provided by Templeton Investment Counsel, LLC, through  its  Templeton  Global Bond  Managers  Division.  Templeton  Investment
Counsel, LLC assigned the sub-advisory agreement to Advisers,  which assumed the agreement  without any resulting  "change in control"  within the meaning of the
1940 Act. The Investment  Manager and Advisers are wholly owned  subsidiaries of
Resources.  Resources is a publicly owned company  engaged in various aspects of
the  financial  services  industry  through  its  subsidiaries.   Together,  the
Investment Manager, Advisers and their affiliates serve as investment manager or administrator to 53 registered  investment  companies,  with  approximately  155
U.S.-based funds or series.  They have more than $275 billion in combined assets under management for more than 5 million  U.S.-based mutual fund shareholder and other accounts as of April 30, 2002. The principal shareholders of Resources are
Charles B. Johnson and Rupert H. Johnson, Jr.

The portfolio management team responsible for both Emerging Markets Appreciation
Fund's and Developing Markets Trust's day-to day management is:

                                      -23-

     Mark Mobius,  Ph.D.,  Managing  Director of Templeton Asset Management Ltd.
Dr.  Mobuis  has been a manager  of  Developing  Markets  Trust  since  1991 and
Emerging  Markets  Appreciation  Fund since 1991. He joined  Franklin  Templeton
Investments in 1987.

     Tom Wu,  Director of  Templeton  Asset  Management  Ltd.  Mr. Wu has been a manager of Developing Markets Trust since 1991 and Emerging Markets Appreciation
Fund since 1994. He joined Franklin Templeton Investments in 1987.

     Dennis Lim,  Director of Templeton Asset Management Ltd. Mr. Lim has been a
manager  of   Developiong   Markets  Trust  since  2001  and  Emerging   Markets
Appreciation Fund since 2000. He joined Franklin Templeton Investments in 1990.

Advisers' portfolio management team responsible for the day-to-day management of
Emerging Markets Appreciation Fund's debt component is:

     Alexander C. Calvo, Senior Vice President, Portfolio Manager, and Director,
International  Bonds  Group.  Mr.  Calvo has been a manager of Emerging  Markets
Appreciation Fund since 1996. He joined Franklin Templeton Investments in 1995.

     Michael  Hasenstab,  Portfolio  Manager/Research  Analyst of Advisers.  Mr.
Hasenstab  has been a  manager  of  Emerging  Markets  Appreciation  Fund  since
February 2002. He joined Franklin Templeton Investments in 1995.

Each Fund has a separate management  agreement with the Investment Manager under which the Investment  Manager  receives a management fee equal to an annual rate of 1.25% of the  Fund's  average  daily  net  assets.  Each  class of  shares of
Developing Markets Trust pays its proportionate share of the fee.

Pursuant to its  sub-advisory  agreement with Advisers,  the Investment  Manager pays to  Advisers a fee equal to the annual  rate of 0.30% of  Emerging  Markets
Appreciation  Fund's average daily net assets.  The Investment Manager also pays an economic  consulting  and  shareholder  servicing fee to UBS Warburg,  LLC of
0.10% per year of Emerging Markets Appreciation Fund's average daily net assets.

Developing  Markets  Trust also pays a separate  administration  fee to Franklin
Templeton Services, LLC ("FT Services") equal to:

-------------------------- -----------------------------------------------------
Annual Rate                Average Daily Net Assets
-------------------------- -----------------------------------------------------
0.15%                      First $200 million
0.135%                     Over $200 million, up to and including $700 million
0.10%                      Over $700 million
0.075%                     Over $1.2 billion
-------------------------- -----------------------------------------------------

Emerging  Markets  Appreciation  Fund pays a separate  administration  fee to FT
Services equal to:

-------------------------- -----------------------------------------------------
Annual Rate                Average Daily Net Assets
-------------------------- -----------------------------------------------------
0.25%                      All assets
-------------------------- -----------------------------------------------------

FT Services has a  Sub-Administration  Agreement with Princeton  Administrators,
L.P.  ("Princeton"),  pursuant  to  which  Princeton  performs,  subject  to  FT
Services'  supervision,  various  administrative  functions for Emerging Markets
Appreciation  Fund. FT Services pays Princeton an administrative  fee monthly at an annual rate of 0.20% per year of Emerging Markets Appreciation Fund's average daily net assets, subject to a minimum monthly fee of $8,333.

How are the shares of each Fund sold?

Franklin/Templeton  Distributors,  Inc.  ("Distributors")  acts as the principal underwriter  in the continuous  public  offering of Developing  Markets  Trust's shares.  Distributors is located at One Franklin Parkway, San Mateo,  California
94403-1906.

                                      -24-

Distributors  pays the  expense of the  distribution  of Advisor  Class  Shares, including  advertising  expenses  and the costs of printing  sales  material and prospectuses  used to offer  Advisor  Class  Shares  to the  public.  Developing
Markets  Trust pays the expenses of preparing  and  printing  amendments  to its registration  statement and prospectuses  (other than those  necessitated by the
activities   of   Distributors)   and  of  sending   prospectuses   to  existing
shareholders.  Distributors  does  not  receive  compensation  from the Fund for acting as underwriter of Advisor Class Shares.

Because Emerging Markets  Appreciation Fund is a closed-end  investment  company whose  shares are publicly  traded on the NYSE,  there is no  continuous  public offering of its shares.

What are the fees and  expenses  of each Fund and what  might  they be after the
Transaction?

The following  table describes the fees and expenses that you may pay if you buy and hold shares of Emerging  Markets  Appreciation  Fund or  Developing  Markets
Trust. The table also shows the estimated expense levels for Developing  Markets
Trust  after the  Transaction.  The  purpose  of the  table is to assist  you in understanding  the various  costs and  expenses  that you will bear  directly or indirectly as a shareholder of Developing Markets Trust.

                                      -25-

                                    Fee Table
                                       for
         Emerging Markets Appreciation Fund and Developing Markets Trust

                                               ------------------------------------------
                                                              Developing    Developing
                                                 Emerging      Markets    Markets Trust
                                                  Markets       Trust     Advisor Class
                                               Appreciation    Advisor        After
                                                   Fund         Class      Transaction
                                               ------------------------------------------

Shareholder Transaction Expenses1
Sales Load
 (as a percentage of offering price)               None          None          None
Dividend Reinvestment and Cash Purchase Plan       $5.00         None          None
Fees2
Redemption Fee                                      N/A          2%3           2%4

Annual Expenses
    (as percentage of net assets attributable
to common shares)
Management Fees                                    1.25%5       1.25%         1.25%
Distribution and Service (12b-1) fee                N/A          None          None
Other Expenses5                                    0.88%       [0.62]%       [0.61]%
                                               ------------------------------------------
Total Annual Expenses                              2.13%       [1.87]%       [1.86]%
                                               ------------------------------------------

1    Information provided for Emerging Markets Appreciation Fund's shares is for the fiscal year ended March 31, 2002.  Information  provided for Developing
     Markets Trust is for the fiscal year ended December 31, 2001. The pro forma combined expenses are based on the net assets of the Funds as of January 1,
     2002.
2    Only Emerging Markets Appreciation Fund has a Cash Purchase Plan.
3    Applies to market timers only. For more  information  about fees for market timers,  please see the "Account Policies" subsection of the "Your Account"
     section of the Developing Markets Trust Prospectus.
4    Applies to market  timers and former  Emerging  Markets  Appreciation  Fund shareholders  who redeem or exchange  their Advisor Class Shares within six months of the Closing Date.
5    Management fees were reduced on assets  invested in Franklin  Institutional
     Fiduciary Trust Money Market Portfolio, an affiliated money market fund, in an amount not to exceed the management fee paid by the money market fund.
6    Other expenses include  administration fees, transfer agent fees, custodian
     fees,    registration    and   filing   fees,    professional    fees   and
     Trustees/Directors fees and expenses.

Example

This  example  can help you compare the cost of  investing  in Emerging  Markets
Appreciation  Fund  with  the cost of  investing  in  Advisor  Class  Shares  of
Developing Markets Trust. It assumes:

         You invest $10,000 for the periods shown;
         Your investment has a 5% return each year;
         The Fund's operating expenses remain the same each year; and
         You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower,  based on these  assumptions, your costs would be:

                                      -26-

                                1 Year      3 Years     5 Years    10 Years
                               ------      -------     -------    --------
Emerging Markets                $216        $667       $1,144      $2,462
Appreciation Fund

Developing Markets Trust        $190        $588       $1,011      $2,190

Projected Developing            $189        $585       $1,006      $2,180
Markets Trust (after
Transaction)

How do the performance records of the Funds compare?

The table below  provides  performance  data for periods  ended January 31, 2002 based on each Fund's NAV and also, in the case of Emerging Markets  Appreciation
Fund, market value. All returns are cumulative and reflected in US Dollars. Past performance  is not a guarantee  of future  results,  and it is not  possible to predict whether or not performance will be affected by the Transaction.

                         3 Month     YTD      1 Year   3 Years  5 Years
                         --------    ---      ------   -------  ------------

Developing Markets
Advisor Class Shares
(Inception Date: Oct.
16, 1991)
NAV                      16.6%       5.4%     -10.8%    9.7%    -28.8%

Emerging Markets
Appreciation Fund
(Inception Date: May
9, 1994)
NAV                      12.1%       3.7%     -6.0%    21.8%    7.1%
Market Price             32.8%       -3.2%    2.6%     33.4%    16.0%

Shares of closed-end investment companies, such as Emerging Markets Appreciation
Fund,  frequently  trade at a discount from NAV. This  characteristic  is a risk separate  and  distinct  from the risk that the  Emerging  Markets  Appreciation
Fund's NAV may decrease, and this risk may be greater for shareholders expecting to sell their shares in a relatively short period.

The  following  table  shows the history of public  trading of Emerging  Markets
Appreciation  Fund's shares by quarter for the last two fiscal years of Emerging
Markets Appreciation Fund.

                         Net Asset Value      Market Price       Percentage
                                                                  Discount
Quarter Ended            High       Low      High      Low      High     Low
-------------            ----       ---      ----      ---      ----     ---

June 30, 2000            $14.48     $12.37   $10.500   $ 8.625  27.5%    30.3%
September 31, 2000       $13.82     $12.70   $10.063   $ 9.063  27.2%    28.6%
December 31, 2000        $12.90     $11.87   $ 9.313   $ 8.688  27.8%    26.8%
March 31, 2001           $12.80     $11.22   $11.063   $ 9.188  13.6%    18.1%
June 30, 2001            $12.08     $10.97   $ 9.110   $10.200  15.6%    17.0%
September 31, 2001       $11.85     $10.17   $10.120   $ 7.900  14.6%    22.3%
December 31, 2001        $11.54     $10.23   $ 9.760   $ 8.160  15.4%    20.2%
March 31, 2002           $12.14     $11.20   $11.850   $ 9.250   2.4%    17.4%

As of May 17, 2002, the NAV of a share of Emerging Markets Appreciation Fund was
$12.45, and the market price per share was $11.92.

                                      -27-

What are the financial highlights of each Fund?

The tables below set forth  certain  specified  information  for a share of each
Fund  outstanding  through  each  period  presented.  Except  where  noted,  the information  for each  fiscal year end has been  audited.  This  information  is derived from  financial and  accounting  records of each Fund.  The  information should be read in conjunction with the financial  statements and notes contained in each Fund's Annual Report.  Developing  Markets Trust's Annual Report for the
fiscal year ended December 31, 2001 is enclosed as Exhibit E.

TEMPLETON DEVELOPING MARKETS TRUST
Advisor Class Shares
Financial Highlights

                                       -----------------------------------------------
                                       -----------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------
                                       -----------------------------------------------
                                         2001     2000      1999     1998     1997+
Per share operating performance++
(for a share outstanding throughout
the year)
Net asset value, beginning of year..    $10.55   $15.62    $10.28   $12.93   $15.43
                                       -----------------------------------------------
                                       -----------------------------------------------
Income from investment operations:
  Net investment income.............       .14      .11       .09      .23      .17
  Net realized and unrealized gains       (.71)   (5.03)     5.25    (2.60)   (1.63)
(losses)............................
                                       -----------------------------------------------
                                       -----------------------------------------------
Total from investment operations....      (.57)   (4.92)     5.34    (2.37)   (1.46)
                                       -----------------------------------------------
                                       -----------------------------------------------
Less distributions from:
  Net investment income.............      (.14)    (.15)     --       (.23)    (.20)
  Net realized gains................      --       --        --       (.05)    (.84)
                                       -----------------------------------------------
                                       -----------------------------------------------
Total distributions.................      (.14)    (.15)     --       (.28)   (1.04)
                                       -----------------------------------------------
                                       -----------------------------------------------
Net asset value, end of year........     $9.84   $10.55    $15.62   $10.28   $12.93
                                       -----------------------------------------------
                                       -----------------------------------------------
Total return*                            (5.43)% (31.67)%   51.95%  (18.47)%  (9.36)%

Ratios/supplemental data
Net assets, end of year (000's).....   $81,320  $115,144  $190,341 $115,494  $98,101
Ratios to average net assets:
  Expenses..........................      1.87%    1.77%     1.74%    1.78%    1.69%**
  Net investment income.............      1.40%     .88%      .72%    1.82%    1.04%**
Portfolio turnover rate.............     61.45%   69.37%    45.82%   37.51%   30.06%

* Total return is not annualized.
** Annualized.
+ For the period January 2, 1997 (effective date) to December 31, 1997.
++ Based on average weighted shares outstanding effective year ended December
31, 1999.

                                      -28-

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Highlights

                                 -------------------------------------------------------------
                                                     YEAR ENDED MARCH 31,
                                 -------------------------------------------------------------
                                 -------------------------------------------------------------
                                      2002       2001      2000       1999      1998      1997
                                 -------------------------------------------------------------
                                 -------------------------------------------------------------
Per Share Operating Performance+
(For a share outstanding
throughout the year)
Net asset value, beginning of       $11.24    $14.48     $11.73     $13.35    $15.17    $13.41
year.............................
                                 -------------------------------------------------------------
                                 -------------------------------------------------------------

Income from investment
operations:
  Net investment income..........    40(b)        .59       .49        .56       .56       .62
  Net realized and unrealized       .93(b)     (3.46)      2.81     (1.77)     (.23)      2.27
gains (losses)...................
                                 -------------------------------------------------------------
                                 -------------------------------------------------------------
Total from investment operations      1.33     (2.87)      3.30     (1.21)       .33      2.89
                                 -------------------------------------------------------------
                                 -------------------------------------------------------------
Capital shares repurchases.......       --        .24        --         --        --        --
                                 -------------------------------------------------------------
                                 -------------------------------------------------------------
Less distributions from:
  Net investment income..........    (.44)      (.61)     (.55)      (.41)     (.72)     (.51)
  Net realized gains.............       --         --        --         --    (1.24)     (.62)
  Tax return of capital..........       --         --        --         --     (.19)        --
                                 -------------------------------------------------------------
                                 -------------------------------------------------------------
Total distributions..............    (.44)      (.61)     (.55)      (.41)    (2.15)    (1.13)
                                 -------------------------------------------------------------
                                 -------------------------------------------------------------
Net asset value, end of year.....   $12.13     $11.24    $14.48     $11.73    $13.35    $15.17
                                 -------------------------------------------------------------
                                 -------------------------------------------------------------
Market value, end of year (a)     $11.6500    $9.5200 $ 10.5000    $9.6875  $12.6250  $12.8750
                                 -------------------------------------------------------------
                                 -------------------------------------------------------------
Total return
  Based on market value per
share*...........................   27.68%    (3.96)%    13.50%   (19.96)%    15.12%      .40%

Ratios/Supplemental Data
Net assets, end of year (000's)..  $49,917    $46,248   $63,505    $51,433   $58,520   $65,075
Ratios to average net assets:
  Expenses.......................    2.13%      1.90%     1.88%      1.90%     1.88%     1.83%
  Net investment income..........    3.50%      4.61%     3.54%      4.97%     3.76%     4.29%
Portfolio turnover rate..........   57.13%     79.34%    54.73%     42.68%    74.67%   114.78%

+    Based on average weighted shares outstanding effective year ended March 31,
     2000.

*    Total return is not annualized.

**   Annualized.

(a)  Based on the last sale on the New York Stock Exchange.

(b)  The  AICPA  Audit  and  Accounting   Guide  of  Investment   Companies  was
     implemented as described in Note 1(g) resulting in the increase  (decrease)
     to  the  following  per  share  operating  performance  and  ratio  of  net investment income (loss) to average net assets for the year ended March 31,
     2002:

Net investment income per share....................................$(0.01)
Net realized and unrealized gains (losses) per share..................0.01
Ratio of net investment income to average net assets................(.11)%

                                      -29-

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Highlights

                                        ----------------------------------------
                                                 YEAR ENDED MARCH 31,
                                        ----------------------------------------
Per Share Operating Performance                 1996               1995+
                                        ----------------------------------------
                                        ----------------------------------------
For a share outstanding throughout the
year)
Net asset value, beginning of period           $12.05               $14.10
                                        ----------------------------------------
                                        ----------------------------------------

Income from investment operations:
  Net investment income                           .69                  .48
  Net realized and unrealized gain               1.64                (1.97)
(loss)
                                        ----------------------------------------
                                        ----------------------------------------
Total from investment operations                 2.33                (1.49)
                                        ----------------------------------------
                                        ----------------------------------------
Underwriting expenses deducted from               --                  (.15)
capital
                                        ----------------------------------------
                                        ----------------------------------------
Distributions:
  Dividends from net investment income           (.86)                (.32)
  Distributions from net realized gains          (.11)                (.09)
                                        ----------------------------------------
                                        ----------------------------------------
Total distributions                              (.97)                (.41)
                                        ----------------------------------------
                                        ----------------------------------------
Change in net asset value                        1.36                (2.05)
                                        ----------------------------------------
                                        ----------------------------------------
Net asset value, end of period                 $13.41               $12.05
                                        ----------------------------------------
                                        ----------------------------------------
Market value, end of yea +                     $13.8750             $12.8750
                                        ----------------------------------------
Total return*
Based on market value per share                 15.57%              (11.25)%
Based on net asset value per share              19.34%              (11.64)%

Ratios/Supplemental Data
Net assets, end of period (000)               $57,516             $51,022
Ratio of expenses, inclusive of fee
  waiver, to average net assets                  1.64%                1.79%**
Ratio of net investment income to                5.29%                3.98%**
  average net assets
Portfolio turnover rate                         26.92%               58.79%

*  Not annualized for period(s) of less than one year.
** Annualized.
+  For the period April 29, 1994 (commencement of operations) to March 31,
   1995.

                                      -30-

Where can I find more performance and financial information about the Funds?

Performance  data for Developing  Markets Trust can also be found in the section entitled  "Performance"  in the Developing  Markets Trust  Prospectus,  which is
enclosed   as   Exhibit  D  and  is   incorporated   by   reference   into  this
Prospectus/Proxy Statement. Additional historical performance and financial data can be found for Developing  Markets Trust in its Annual Report to  Shareholders
for the fiscal year ended December 31, 2001,  which is enclosed as Exhibit E and is  incorporated  by reference  into this  Prospectus/Proxy  Statement.  Similar information for Emerging  Markets  Appreciation  Fund can be found in its Annual
Report to  Shareholders  for the fiscal  year  ended  March 31,  2002,  which is incorporated by reference into the SAI, has previously been provided to Emerging
Markets  Appreciation  Fund  shareholders,  and is available  upon request.  For instructions on how to obtain  additional  information  about the Funds, see the
"Further  Information  About  Developing  Markets  Trust  and  Emerging  Markets
Appreciation Fund" section of this Prospectus/Proxy Statement.

What are other key features of the Funds?

Transfer  Agency   Services.   The  transfer   agent,   registrar  and  dividend
disbursement  agent for Emerging  Markets  Appreciation  Fund is Mellon Investor
Services LLC, 85 Challenger Road,  Overpeck Center,  Ridgefield Park, New Jersey
07660. The shareholder servicing agent, transfer agent and dividend-paying agent for  Developing  Markets  Trust is Franklin  Templeton  Investor  Services,  LLC
("Investor Services"), 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

Custody Services.  JP Morgan Chase Bank,  MetroTech Center,  Brooklyn,  New York
11245,  acts as the custodian of the  securities  and other assets of Developing
Markets Trust and Emerging Markets Appreciation Fund.

Administrative  Services.  FT Services,  a wholly owned  subsidiary of Resources with offices at One Franklin Parkway, San Mateo, California 94403-1906, provides certain  administrative  services to  Developing  Markets  Trust and to Emerging
Markets Appreciation Fund, including, for each Fund: (i) providing office space, telephone,  office  equipment and supplies for the Fund; (ii) providing  trading desk facilities for the Fund (unless provided by the Investment Manager);  (iii)
authorizing  expenditures and approving bills for payment on behalf of the Fund;
(iv) supervising  preparation of periodic  reports to  shareholders,  notices of dividends,  capital  gains  distributions  and tax  credits,  and  attending  to correspondence  and  other  communications  with  individual  shareholders;  (v)
coordinating  the daily pricing of the Fund's  investment  portfolio,  providing fund accounting  services and coordinating  trade  settlements;  (vi) monitoring relationships  with  other  service  providers  to the Fund;  (vii)  supervising compliance by the Fund,  including  compliance with the federal securities laws, federal tax laws, and other applicable state and federal laws, maintaining books and  records  for the Fund (other than those  maintained  by the  custodian  and transfer agent),  and preparing and filing of tax reports,  as well as providing executive,  clerical and secretarial  personnel  needed to carry out and support services  incidental  to carrying out the above  responsibilities.  In addition, pursuant  to a  Sub-Administration  Agreement  with  Princeton,  P.O.  Box 9011,
Princeton,  New Jersey  08543-9011,  Princeton  provides certain  administrative services to Emerging Markets Appreciation Fund.

                                      -31-

Purchases and  Redemptions.  Advisor Class Shares are sold on a continuous basis at NAV per share,  without a sales charge.  Developing  Markets Trust calculates the NAV each  business  day at the close of  trading  on the  NYSE.  The NAV for
Advisor Class Shares is calculated by dividing net assets  attributable  to that class by the number of its shares outstanding. There are certain initial minimum investments,  which vary depending upon the  purchaser.  Subsequent  investments generally must be at least $50.

Advisor  Class  Shares  may be sold  (redeemed)  at any  time at NAV per  share.
Advisor  Class Shares may also be exchanged  generally  for Advisor Class shares
(or,  if not  available,  Class A or  Class Z  shares)  of most  other  funds in
Franklin Templeton  Investments,  subject to certain  limitations as provided in the prospectus of the respective fund. Because an exchange is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Developing Markets Trust does not allow investments by market timers. Identified market  timers who redeem or exchange  their Advisor Class Shares within 90 days of purchase  will be assessed a fee of 2% of redemption  proceeds.  In addition, former Emerging Markets  Appreciation  Fund  shareholders who redeem or exchange
Advisor  Class  Shares  received  in the  Transaction  within  six months of the
Closing  Date will also be assessed a  redemption  fee of 2%. These fees will be retained  by  Developing  Markets  Trust and are  charged in order to defray the transaction costs associated with such redemptions and exchanges,  including the brokerage  expenses  incurred in connection  with the  liquidation  of portfolio securities necessitated by the redemption, processing or other transaction costs incident to the redemption,  odd-lot  premiums,  transfer taxes,  administrative fees, custodian fees and register and transfer agent fees.

For more information and specific instructions  explaining how to buy, sell, and exchange  Advisor  Class Shares,  please see the section  "Your  Account" in the enclosed  Developing  Markets Trust  Prospectus.  The  Developing  Markets Trust
Prospectus  also lists phone  numbers for you to call if you have any  questions about your account under the heading "Questions."

Because  Emerging Markets  Appreciation  Fund is a closed-end fund, there are no exchange privileges for its shares. In addition,  Emerging Markets  Appreciation
Fund does not engage in the repurchase and selling of its shares,  except to the extent  described  below with respect to the share  repurchase  program and cash purchase plan.

Share   Repurchase   Program.   The  Board  of  Directors  of  Emerging  Markets
Appreciation Fund previously  authorized an open-market share repurchase program pursuant to which Emerging Markets  Appreciation Fund would purchase,  from time to time,  its  shares in  open-market  transactions,  at the  discretion  of the
Investment  Manager.  The open-market share repurchase program was discontinued, however, by the Board of Directors in January 2002 in order to help preserve the tax-free  status of the  Transaction.  In the event that the  Transaction is not approved by Emerging Markets Appreciation Fund shareholders, the Fund's Board of
Directors  may  reinstate  the share  repurchase  program or recommend a similar program in the future,  depending upon market  conditions and regulatory and tax considerations.

                                      -32-

Dividends and Distributions.  Emerging Markets Appreciation Fund has a policy of distributing all of its net investment income annually. Developing Markets Trust has a  policy  of  distributing  all of its net  investment  income  twice  each calendar  year.  Each  Fund  distributes  its net  realized  short-term  and net realized  long-term capital gains, if any, at least annually.  The amount of any distributions  will vary,  and there is no guarantee that a Fund will pay either income dividends or capital gain distributions. Developing Markets Trust expects to maintain this general dividend policy after the completion of the Transaction and to continue to qualify for  treatment  under Part I of  Subchapter  M of the
Internal Revenue Code of 1986, as amended (the "Code").

Dividends and distributions from the Funds,  whether you receive them in cash or in  additional  shares,  are generally  subject to federal  income tax as either ordinary income or capital gains.  Shareholders who are generally not subject to income tax,  however,  may not be required to pay income taxes on such dividends and  distributions.  Each Fund will send you a statement  annually that reflects the tax status of distributions received from that Fund.

Emerging  Markets  Appreciation  Fund  offers a dividend  reinvestment  and cash purchase plan pursuant to which shareholders may elect to have all distributions automatically  reinvested by Mellon  Securities Trust Company,  Emerging Markets
Appreciation  Fund's plan agent.  Participants in this plan also have the option of  submitting  additional  payments  to the  plan  agent  for the  purchase  of additional  Emerging  Markets  Appreciation  Fund shares for his or her account.
More   information   about  Emerging   Markets   Appreciation   Fund's  Dividend
Reinvestment  and Cash  Purchase  Plan is  available  in the  Annual  Report  to
Shareholders  for the fiscal year ended March 31, 2002, which is incorporated by reference  into the SAI,  has  previously  been  provided  to  Emerging  Markets
Appreciation Fund shareholders, and is available upon request.

Developing  Markets Trust  automatically  reinvests  distributions in additional
Advisor Class Shares, unless a shareholder selects a different option.  Specific instructions  explaining  how to select a different  option are  outlined in the enclosed  Developing  Markets Trust Prospectus  under the heading  "Distribution
Options."

                           Reasons for the Transaction

The Board of Directors of Emerging Markets Appreciation Fund has recommended the
Transaction   in  an  effort  to  address  the  discount  of  Emerging   Markets
Appreciation  Fund's  market price per share from its NAV per share by combining
Emerging Markets Appreciation Fund with a larger, open-end fund that has a broad
emerging  markets  investment  mandate.   In  addition,   it  is  expected  that
shareholders  of both  Funds will gain  portfolio  management  efficiencies  and possible expense reductions from the combination.

A meeting of the Board of Directors of Emerging  Markets  Appreciation  Fund was
held on March  19,  2002 to  consider  the  proposed  Transaction.  The Board of
Directors  requested and received from the Investment  Manager written materials containing relevant  information about Developing Markets Trust and the proposed
Transaction,  including fee and expense information on an actual, pro forma, and future  estimated  basis,  and  comparative  performance  data. The  Independent
Directors of Emerging Markets Appreciation Fund also were advised on this matter by independent counsel.

                                      -33-

The Board of Directors of Emerging  Markets  Appreciation  Fund  considered  the potential benefits and costs of the Transaction to Emerging Markets Appreciation
Fund shareholders.  The Board of Directors  reviewed  information about: (1) the investment  goals and  policies  of  Developing  Markets  Trust as  compared  to
Emerging Markets  Appreciation Fund; (2) the portfolio  management of Developing
Markets  Trust;  (3)  the  comparative   short-term  and  long-term   investment
performance of Developing Markets Trust and Emerging Markets  Appreciation Fund;
(4) the current  expense  ratios of Advisor  Class Shares and  Emerging  Markets
Appreciation Fund shares;  (5) the expenses related to the Transaction;  and (6)
the tax  consequences of the Transaction to Emerging Markets  Appreciation  Fund
and its shareholders.

The Board of  Directors  specifically  considered  that the Funds  have  similar investment  goals and policies.  By reorganizing  with an open-end fund,  former
Emerging Markets  Appreciation  Fund shareholders will no longer be shareholders of a fund with a market  value  that  varies  from its NAV.  If former  Emerging
Markets Appreciation Fund shareholders desire to redeem the Advisor Class Shares received in the Transaction,  they may do so at NAV. The Board of Directors also considered that former Emerging Market Appreciation Fund shareholders who redeem or exchange  Advisor Class Shares received in the Transaction  within six months following the closing of the  Transaction  will be assessed a redemption  fee of
2%.  Combining  the Funds  could  enhance  portfolio  management  by  increasing
Developing  Markets  Trust's asset base. The increased size may be beneficial to shareholders  because  spreading  fixed  expenses over a larger asset base could potentially  reduce per share expenses.  In addition,  Developing  Markets Trust historically  has had a lower expense ratio than Emerging  Markets  Appreciation
Fund. In addition,  while Emerging  Markets  Appreciation  Fund has outperformed
Advisor  Class Shares on a net asset value basis over the longer term (one year, three  year and five year  periods),  Advisor  Class  Shares  have  outperformed
Emerging  Markets  Appreciation  Fund over the  shorter  term  (three  month and year-to-date periods).

Based upon their evaluation of the relevant  information  presented to them, and in light of their  fiduciary  duties  under  federal and state law, the Board of
Directors  of  Emerging  Markets   Appreciation  Fund,   including  all  of  its
Independent  Directors,  concluded that the Transaction is in the best interests of Emerging Markets Appreciation Fund shareholders and that no dilution of value would  result  to  Emerging  Markets  Appreciation  Fund  shareholders  from the
Transaction.  On March 19, 2002,  the Board of  Directors,  including all of its
Independent Directors,  approved the Plan and decided to recommend that Emerging
Markets Appreciation Fund shareholders vote to approve the Transaction.

The Board of Trustees of Developing Markets Trust also reviewed and approved the
Transaction.  The Board of Trustees,  in approving the  Transaction,  considered that the  increased  size may be beneficial to  shareholders  because  spreading fixed  expenses  over a large asset base could result in reduced  expenses.  The
Board of Trustees concluded that the Transaction is in the best interests of the shareholders  of  Developing  Markets  Trust and that no dilution of value would result to the shareholders of Developing Markets Trust from the Transaction.

             FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF DIRECTORS
               UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN.

                                      -34-

                        Information About the Transaction

This is only a summary of the Plan and is qualified in its entirety by reference to the Plan. You should read the actual Plan, which is attached as Exhibit A.

How will the Transaction be carried out?

If  Emerging  Markets  Appreciation  Fund  shareholders  approve  the Plan,  the
Transaction  will take  place if  certain  conditions  set forth in the Plan are satisfied,  including the  declaration  of a  distribution  by Emerging  Markets
Appreciation  Fund  prior  to the  Closing  Date  and the  delivery  of  certain documents, including an opinion in form and substance reasonably satisfactory to
Emerging Markets  Appreciation  Fund and Developing  Markets Trust to the effect that the  Transaction  is expected to constitute a tax-free  reorganization  for federal income tax purposes.  If Emerging Markets Appreciation Fund shareholders do not approve the Plan, the Transaction will not take place.

Emerging Markets  Appreciation  Fund and Developing  Markets Trust will mutually agree upon the Closing  Date.  The  Transaction  currently  is expected to occur shortly after the Meeting,  but may occur as of any later date otherwise  agreed to by the  Funds.  On the  Closing  Date,  the  relative  value of the assets of
Emerging  Markets  Appreciation  Fund and of Developing  Markets Trust and their respective  shares  will be measured to  determine  the number of Advisor  Class
Shares  each  Emerging  Markets  Appreciation  Fund  shareholder  is entitled to receive in the Transaction.

The Plan provides that on the Closing Date,  Emerging Markets  Appreciation Fund
will transfer  substantially  all of its assets to  Developing  Markets Trust in exchange  for Advisor  Class  Shares.  The net asset  values of both  Developing
Markets Trust and Emerging Markets Appreciation Fund will be computed as of 4:00
p.m. Eastern time on the Closing Date.  Developing Markets Trust will deliver to
Emerging  Markets  Appreciation  Fund that number of Advisor  Class Shares that, based on the relative net asset values of the two Funds,  will have an aggregate
NAV  equal to that of the  aggregate  NAV of the  outstanding  Emerging  Markets
Appreciation  Fund  shares.   Emerging  Markets   Appreciation  Fund  will  then
distribute  the  Advisor  Class  Shares  pro  rata  to  each  Emerging   Markets
Appreciation Fund shareholder in exchange for that shareholder's  shares so that
Emerging Markets  Appreciation  Fund shareholders will hold Advisor Class Shares having the same  aggregate  NAV as of the  Closing  Date as the shares they have exchanged.  Emerging  Markets  Appreciation  Fund  will then be  liquidated  and dissolved.

                                      -35-
What are some of the other important terms of the Plan?

Pursuant  to  the  terms  of the  Plan,  the  Plan  may be  terminated  and  the
Transaction  abandoned at any time (before or after approval by Emerging Markets
Appreciation Fund  shareholders) by (1) the mutual consent of the Funds (through their  respective  Boards),  or (2) by  either  Fund  if  any  condition  to its obligations  under the Plan have not been fulfilled or waived.  In addition,  if the  Transaction  has not been  completed  by [______ __],  2002,  the Plan will automatically  terminate as of that date unless a later date is mutually  agreed to by the  Funds'  Boards.  In the  event  the Plan is so  terminated,  expenses incurred to the date of such termination  will be borne  one-quarter by Emerging
Markets Appreciation Fund,  one-quarter by Developing Markets Trust and one-half by the Investment Manager, as investment adviser to both Funds.

At any time prior to the Closing  Date,  any of the terms or  conditions  of the
Plan may be waived by the party who is entitled  to the benefit  thereof so long as its Board determines that such waiver will not have a material adverse effect on the benefits intended under the Plan for its shareholders.  In addition,  the
Plan may be amended only by the mutual consent of the Funds.

Upon completion of the Transaction,  the various  representations and warranties made by the Funds to each other under the Plan will expire and terminate, and no party thereafter  shall have any liability with respect to such  representations and warranties.

Who will pay the expenses of the Transaction?

The  expenses  resulting  from the  Transaction  will be shared  one-quarter  by
Emerging Markets Appreciation Fund,  one-quarter by Developing Markets Trust and one-half by the Investment  Manager,  as investment  adviser to both Funds.  The expenses  resulting  from the  Transaction,  including  the  costs of the  proxy
solicitation,   are  estimated  to  be  $227,969,  of  which  Emerging  Markets
Appreciation Fund will pay $56,992.

What are the tax consequences of the Transaction?

The Transaction is intended to qualify as a tax-free  reorganization for federal income  tax  purposes  under  Section  368(a)(1)  of the Code.  Based on certain assumptions and representations received from Emerging Markets Appreciation Fund and Developing  Markets Trust, it is the opinion of Stradley,  Ronon,  Stevens &
Young,  LLP,  counsel to the Funds,  that  Emerging  Markets  Appreciation  Fund shareholders will not recognize any gain or loss for federal income tax purposes as a result of the  exchange of their  shares of Emerging  Markets  Appreciation
Fund for Advisor Class Shares and that neither  Developing Markets Trust nor its shareholders  will recognize any gain or loss upon  Developing  Markets  Trust's receipt of the assets of Emerging Markets  Appreciation Fund in the Transaction.
In addition, the holding period and aggregate tax basis for Advisor Class Shares that are received by an Emerging Markets  Appreciation  Fund shareholder will be the same as the  holding  period and  aggregate  tax basis of shares of Emerging
Markets Appreciation Fund previously held by such shareholder.

                                      -36-

After the  Transaction,  you will  continue to be  responsible  for tracking the adjusted basis and holding period of your shares for federal income tax purposes and you should  consult your tax adviser  regarding  the effect,  if any, of the
Transaction in light of your particular  circumstances.  You should also consult your tax adviser regarding the state and local tax consequences,  if any, of the
Transaction  because  this  discussion  only  relates to the federal  income tax consequences.

What should I know about Advisor Class Shares?

Each  Advisor  Class  Share  that  will  be  distributed  to  Emerging   Markets
Appreciation Fund shareholders will be fully paid and nonassessable when issued, will be freely transferable and will have no preemptive,  conversion or exchange rights unless otherwise determined by the Trustees.

In addition,  the Board of Trustees of Developing  Markets Trust has submitted a proposal to  shareholders of Developing  Markets Trust to reorganize  Developing
Markets Trust from a Massachusetts business trust into a Delaware business trust
(the  "Delaware  Business  Trust").  If the  current  Developing  Markets  Trust shareholders  approve  the DBT  Reorganization,  the assets and  liabilities  of
Developing  Markets  Trust will be  transferred  to the newly  created  Delaware
Business Trust, and shareholders of Developing Markets Trust, on the day the DBT
Reorganization  takes place,  will receive shares of the Delaware Business Trust in exchange for their  shares of  Developing  Markets  Trust.  Emerging  Markets
Appreciation  Fund  shareholders  are  not  being  asked  to  vote  on  the  DBT
Reorganization.  The  Delaware  Business  Trust  will  continue  to  operate  in substantially  the same manner as  Developing  Markets  Trust has  operated as a
Massachusetts  business trust.  The DBT  Reorganization  is not expected to take place,  however,  until after the anticipated  Closing Date of the  Transaction.
Therefore,  if  Emerging  Markets  Appreciation  Fund  shareholders  approve the
Transaction,  Emerging  Markets  Appreciation  Fund  shareholders  will  receive
Advisor  Class Shares of Developing  Markets Trust on the Closing Date.  And, if
shareholders of Developing  Markets Trust approve the DBT  Reorganization,  then former Emerging Markets  Appreciation  Fund  shareholders who hold Advisor Class
Shares  of  Developing   Markets  Trust  on  the  effective   date  of  the  DBT
Reorganization  will receive Advisor Class shares of the Delaware Business Trust of equal value to, and in exchange  for,  their  Advisor  Class  Shares and will become shareholders of the Delaware Business Trust.

Described below is a summary comparison of certain rights and characteristics of the shares of Emerging Markets  Appreciation Fund to the Advisor Class Shares of
Developing Markets Trust and the Advisor Class shares that will be issued by the
Delaware  Business Trust. The following  summary is qualified in its entirety by the more complete comparisons of Maryland corporate law,  Massachusetts business trust law and Delaware business trust law, and of the governing documents of the
Funds  and  the  Delaware   Business   Trust   attached  as  Exhibit  B  to  the
Prospectus/Proxy  Statement,  which  is  entitled  "A  Comparison  of  Governing
Documents and State Law."

                                      -37-

The Maryland General  Corporation Law (the "Maryland Code") contains  provisions specifically  designed  for  investment  companies,  such  as  Emerging  Markets
Appreciation   Fund,   which  take  into  account  their  unique  structure  and
operations,  and allow such investment  companies to operate more efficiently by reducing their administrative  burdens. For example, the charter or bylaws of an investment  company  organized  as a Maryland  corporation  may provide  that an annual shareholders'  meeting is not required in any year unless required by the federal securities laws. Because the Maryland Code contains detailed  provisions regarding corporate  governance  matters, it may provide Maryland  corporations, such as Emerging Markets  Appreciation  Fund, more specific  guidance on certain corporate law issues.

By contrast,  the Massachusetts  statutory law governing  Massachusetts business trusts (the  "Massachusetts  Statute") is limited,  allowing  broad  contractual flexibility  for  much  of the  characteristics,  rights  and  obligations  of a business trust, such as Developing  Markets Trust, its trustees and shareholders to be provided for in the governing documents of the business trust.  Investment companies organized as Massachusetts business trusts, such as Developing Markets
Trust, have benefited from this flexibility by streamlining their operations and minimizing  expenses.  For example,  a business trust's governing  documents may permit  management of the business trust to take various  actions without having
to  obtain   shareholder   approval.   Additionally,   a  fund  organized  as  a
Massachusetts  business  trust  is not  required  to hold  annual  shareholders'
meetings, unless otherwise required by the federal securities laws or the fund's governing documents.

Funds formed as Delaware  business trusts under the Delaware  Business Trust Act
(the  "Delaware  Act") are also  granted  a  significant  amount of  operational flexibility,  resulting in efficiencies of operation that translate into savings for a fund,  such as the Delaware  Business  Trust,  and its  shareholders.  For example,  the Delaware Act also  authorizes  management to take various  actions without requiring shareholder approval if permitted by the governing instrument.
Additionally, a fund formed as a Delaware business trust need not hold an annual shareholders' meeting in any year unless required by the federal securities laws
or  the  fund's  governing   instrument.   Unlike  the  Maryland  Code  and  the
Massachusetts  Statute,  the  Delaware  Act also  permits any  amendment  to the business trust's governing instrument without the need for a state filing, which
can  reduce  administrative   burdens  and  costs.   Furthermore,   there  is  a
well-established  body of legal precedent in the area of Delaware  corporate and alternative  entities law that may be relevant in deciding issues  pertaining to the Delaware Business Trust.

While former Emerging  Markets  Appreciation  Fund  shareholders,  as holders of
Advisor  Class Shares of  Developing  Markets  Trust or as  shareholders  of the
Delaware  Business Trust,  will have similar  distribution  and voting rights as they currently have as Emerging Markets  Appreciation Fund  shareholders,  there are certain  differences.  The  organizational  structures differ in record date parameters for  determining  shareholders  entitled to notice,  to vote and to a distribution,  and differ in the  proportion of outstanding  shares  required to vote on certain matters.  Unlike Emerging Markets Appreciation Fund,  Developing
Markets  Trust is  authorized to issue series and classes and currently has more than one class of shares.  Shareholders of Developing Markets Trust are entitled to vote by series or class where any matter  affects  only the  interest of some but not all series or classes. In addition, unlike Emerging Markets Appreciation
Fund,  whose By-Laws require annual  shareholders'  meetings for the election of directors and the  transaction  of other  business,  the governing  documents of
Developing  Markets  Trust do not require  the  holding of annual  shareholders'
meetings.  Developing Markets Trust may, however,  hold a shareholders'  meeting for such purposes as changing fundamental investment  restrictions,  approving a new investment management agreement or any other matters that are required to be acted  on by  shareholders  under  the 1940 Act or  Developing  Markets  Trust's governing documents.  Similar to Developing Markets Trust, the Delaware Business
Trust will also be  authorized  to issue series and classes,  will have the same rights with respect to voting by series and classes as Developing  Markets Trust and will have multiple classes  outstanding.  Like Developing Markets Trust, the
Delaware  Business  Trust is not required by its  governing  instrument  to hold annual shareholder meetings, but shareholder meetings will be called when deemed necessary or desirable by the Delaware Business Trust's Board of Trustees, or to
the extent  required by the 1940 Act, by the chairperson of the Board, or at the request of holders of 10% of the outstanding shares if such shareholders pay the reasonably  estimated cost of preparing and mailing the notice thereof,  for the purpose of electing trustees.

                                      -38-

Under the Maryland Code, the shareholders of Emerging Markets  Appreciation Fund are not subject to any personal liability for any claims against, or liabilities of, Emerging Markets  Appreciation Fund solely by reason of being or having been a shareholder of Emerging Markets Appreciation Fund. The Massachusetts  Statute,
however,  does not address the limitation of liability of the  shareholders of a business trust. The governing  instrument of Developing Markets Trust,  however, expressly provides that shareholders of Developing Markets Trust are not subject to any personal  liability to any person in connection with  Developing  Markets
Trust's  property or the operations and obligations of Developing  Markets Trust solely by reason of being or having been a shareholder  and not by reason of the shareholder's acts or omissions in any other capacity.  The governing instrument also provides that any person doing  business with or having any claims  against
Developing  Markets Trust shall only look to Developing Markets Trust's property for such payment or claim and that no  shareholder  shall be  personally  liable therefore.  However,  because  of the  Massachusetts  Statute's  silence on this issue,  there  is less  certainty  regarding  the  limitation  of  liability  of shareholders  for obligations of Developing  Markets Trust or its Trustees.  For
this reason,  the governing  instrument further provides that Developing Markets
Trust will indemnify each shareholder against any claims or liabilities to which the  shareholder  may  become  subject  by  reason  of  being or  having  been a shareholder and will reimburse the  shareholder  for legal and related  expenses reasonably  incurred  by  the  shareholder  in  connection  with  the  claim  or liability.  By contrast,  under the Delaware Act,  shareholders  of the Delaware
Business Trust will be entitled to the same limitation of personal  liability as is extended to shareholders of a private corporation  organized for profit under the General Corporation Law of the State of Delaware.

With  respect to  shareholder  inspection  rights of a fund's books and records, each Fund and the Delaware Business Trust provides certain  inspection rights to its shareholders at least to the extent required by applicable law.

A  final,   significant  difference  between  the  rights  of  Emerging  Markets
Appreciation Fund shareholders and shareholders of Developing  Markets Trust and the Delaware Business Trust is that,  because  Developing  Markets Trust and the
Delaware  Business Trust are open-end funds,  Advisor Class Shares of Developing
Markets  Trust and Advisor Class shares of the Delaware  Business  Trust must be repurchased by the respective Fund when offered by their respective shareholders for redemption,  assuming any such shareholder  complies with the provisions set forth in the  respective  governing  documents and  prospectus of the applicable
Fund.

                                      -39-

As  promptly  as is  practicable  after the  Closing  Date,  each  holder of any outstanding certificate or certificates  representing shares of Emerging Markets
Appreciation  Fund  shall  be  entitled  to  surrender  those   certificates  to
Developing  Markets Trust's transfer agent in exchange for the number of Advisor
Class Shares into which their shares of Emerging Markets  Appreciation  Fund, as represented by the certificate or  certificates so surrendered,  shall have been converted.  Certificates  for Advisor  Class Shares shall not be issued,  unless specifically  requested by a  shareholder.  Following  the Closing  Date,  until outstanding  certificates for shares of Emerging Markets  Appreciation  Fund are surrendered, certificates for shares of Emerging Markets Appreciation Fund shall be deemed, for all Developing  Markets Trust purposes,  to evidence ownership of the appropriate number of Advisor Class Shares into which the shares of Emerging
Markets Appreciation Fund have been converted.

Developing  Markets  Trust  calculates  the NAV per  share  for each of its five classes  of  shares  each  business  day at the  close  of  trading  on the NYSE
(normally,  4:00 p.m.  Eastern  time).  The NAV for Developing  Markets  Trust's
Advisor Class Shares is calculated  by dividing the net assets  attributable  to that class by the number of Advisor Class Shares outstanding.  The NAV per share of Emerging Markets  Appreciation  Fund's only class of shares is computed as of the close of trading on each day the NYSE is open for  trading by  dividing  the value of Emerging Markets Appreciation Fund's securities plus any cash and other
assets   (including   accrued  interest  and  dividends   receivable)  less  all
liabilities  (including  accrued expenses) by the number of shares  outstanding, the result being adjusted to the nearest whole cent.

Because  the  DBT  Reorganization  is not  intended  to  affect  the  investment strategies,  restrictions,  risks,  and  purchase  and  redemption  features  of
Developing  Markets  Trust,  but only its form of  corporate  organization,  the descriptions  of Developing  Markets Trust are also applicable in describing the
Delaware  Business  Trust. If any material  feature of Developing  Markets Trust would  be  affected  by the DBT  Reorganization,  that  impact  is  specifically described in this Prospectus/Proxy Statement.

What are the  capitalizations  of the Funds and what might the capitalization be after the Transaction?

The following  table sets forth,  as of March 31, 2002,  the  capitalization  of
Emerging Markets  Appreciation Fund and Developing Markets Trust. The table also shows the projected  capitalization  of Developing  Markets Trust as adjusted to give  effect to the  proposed  Transaction.  The  capitalization  of  Developing
Markets Trust is likely to be different when the Transaction is consummated.

                                      -40-

                             Emerging      Developing    Developing Markets Trust
                             Markets      Markets Trust       Projected After
                           Appreciation    (unaudited)          Transaction
                               Fund                             (unaudited)
                            (audited)

Net Assets
All Classes/1              $49,917,047   $1,615,545,229       $1,665,348,291
Advisor Class                  N/A         $93,572,525         $143,375,587

Net Asset Value Per Share     $12.13         $10.93/2             $10.92/2

Shares Outstanding
All Classes/1               4,115,310      147,624,549          152,191,525
Advisor Class                  N/A          8,560,216            13,127,192

1 Emerging Markets Appreciation Fund only offers one class of shares. Developing
Markets Trust offers four additional classes of shares,  Class A, Class B, Class
C, and Class R.
2 Advisor Class only.

                   Comparison of Investment Goals and Policies

This  section   describes  and  compares  the  investment  goals  and  principal investment policies of the Funds, and highlights certain noteworthy  differences between the investment goals and policies of the two Funds. The investment goal, certain investment policies and most of the investment restrictions of each Fund are fundamental, which means that they cannot be changed without the affirmative vote of a majority of that Fund's outstanding voting securities.  A "majority of a Fund's outstanding voting securities" means the affirmative vote of the lesser of: 67% of the shares of that Fund  represented  at a meeting at which more than
50% of the outstanding shares of that Fund are represented,  or more than 50% of that Fund's outstanding shares.  Unless otherwise noted, the investment policies of  each  Fund  are  non-fundamental  and  may be  changed  without  shareholder approval.  For a complete  description of Developing  Markets Trust's investment policies and risks,  you should read the  Developing  Markets Trust  Prospectus, which is enclosed as Exhibit D to this Prospectus/Proxy  Statement,  and the SAI relating to this Prospectus/Proxy  Statement, which is incorporated by reference into this Prospectus/Proxy Statement and is available upon request.

In addition,  the  shareholders of Developing  Markets Trust currently are being asked to vote on the amendment or elimination  of certain of Developing  Markets
Trust's  fundamental  investment   restrictions.   The  Board  of  Trustees  has
recommended that Developing Markets Trust's  shareholders  approve these changes
principally   because  these  fundamental   investment   restrictions  are  more
restrictive  than is  required  under  the  federal  securities  laws and  their amendment or  elimination  would provide  Developing  Markets Trust with greater investment flexibility in pursuing its investment goal.

Furthermore,  Developing Markets Trust has entered into an Agreement and Plan of
Acquistion with Templeton  Vietnam and Southeast Asia Fund,  Inc.  ("Vietnam SEA
Fund") whereby, upon the satisfaction of certain conditions,  Developing Markets
Trust  would  acquire  substantially  all of the assets of  Vietnam  SEA Fund in exchange  solely for  Advisor  Class  Shares of  Developing  Markets  Trust (the
"Vietnam SEA Fund Reorganization").  Vietnam SEA Fund is a closed-end fund with, as of March 31, 2002,  approximately  $42.4  million in assets that are invested primarily in Singapore, Vietnam, Thailand, Indonesia, South Korea, Hong Kong and
the Philippines.

Although  the  investment  policies  and  restrictions  of Vietnam  SEA Fund are similar to those of Developing  Markets Trust, two of Developing Markets Trust's
current fundamental investment restrictions require relatively modest changes to permit Developing  Markets Trust to acquire certain Vietnam SEA Fund assets. The two  fundamental  investment  restrictions  that must be modified relate to: (i)
investments  by Developing  Markets  Trust in real estate;  and (ii) the lending activities  of Developing  Markets  Trust.  Therefore,  the Board of Trustees of
Developing  Markets Trust has  recommended  that the  shareholders  of the Trust approve (at a separate  meeting)  the  amendments  to these  current  investment restrictions  in order  to  facilitate  the  Vietnam  SEA  Fund  Reorganization.
Shareholders of Emerging Markets  Appreciation  Fund are not being asked to vote on the  amendment or  elimination  of  Developing  Markets  Trust's  fundamental investment restrictions.

                                      -41-

Although  the  proposed  changes in  fundamental  investment  restrictions  will provide  Developing  Markets  Trust greater  flexibility  to respond to possible
future  investment   opportunities  and  to  facilitate  the  Vietnam  SEA  Fund
Reorganization,  the Board of  Trustees  of  Developing  Markets  Trust has been advised  that the  Investment  Manager  does not  anticipate  that the  changes, individually  or in the  aggregate,  will  materially  impact the way Developing
Markets Trust is managed on a day-to-day basis.

Developing Markets Trust's current fundamental investment restrictions, together with the proposed changes to the restrictions and Emerging Markets  Appreciation
Fund's  corresponding  fundamental  investment  restrictions,  are set  forth in greater detail in Exhibit C, which is entitled "Comparison of Developing Markets
Trust's  Current and Proposed  Fundamental  Investment  Restrictions to Emerging
Markets Appreciation Fund's Corresponding  Fundamental Investment Restrictions."
It is  contemplated  that  both  the  Vietnam  Fund SEA  Reorganization  and the
Transaction will proceed whether or not Developing Markets Trust's  shareholders approve  each of the  proposed  changes to, or the  elimination  of,  Developing
Markets Trust's fundamental investment restrictions.

Are there any significant differences between the investment goals and principal investment policies of the Funds?

Emerging Markets  Appreciation Fund is a non-diversified  closed-end  management investment company registered under the 1940 Act.  Developing Markets Trust is a diversified  open-end  management  investment  company registered under the 1940
Act.  The  investment  goals of the Funds are  substantially  similar.  Emerging
Markets Appreciation Fund's investment goal is capital appreciation.  Developing
Markets  Trust's  investment  goal  is  long-term  capital  appreciation.  Thus,
Emerging  Markets  Appreciation  Fund's  emphasis  on  capital  appreciation  is unrelated to a particular time horizon.  However,  because both Funds invest for the long-term, there is little practical difference between these two goals.

As described  below,  while the  principal  investment  policies  that the Funds follow to achieve their investment goals are similar,  there are some noteworthy differences. In the case of Emerging Markets Appreciation Fund, the Fund invests substantially all of its assets (i.e., not less than 80% of its total assets) in a portfolio of equity  securities  and debt  obligations  of issuers in emerging market countries.  As a matter of  non-fundamental  policy,  under normal market conditions,  Emerging Markets Appreciation Fund invests approximately 65% of its total  assets  in  equity  securities  and  35%  of its  total  assets  in  debt obligations  of  sovereign  or  sovereign-related  entities  and private  sector companies.  If Emerging Markets Appreciation Fund's portfolio composition varies materially  from these  percentages  due to changes in market values,  it is not required to sell securities for the purpose of "rebalancing" its portfolio. When
Emerging Markets  Appreciation Fund has cash available for investment,  however, it  intends  to make  investments  in  equity  or debt  securities  to bring its portfolio into conformity with the target percentages.

                                      -42-

Under  normal  market  conditions,  Developing  Markets  Trust,  as a matter  of fundamental  investment policy,  invests at least 65% of its total assets in the equity securities of developing market companies. As a matter of non-fundamental policy,  Developing  Markets  Trust may invest up to 35% of its total  assets in debt securities that are rated C or better by Moody's  Investors  Service,  Inc.
("Moody's") or Standard & Poor's Ratings Group ("S&P(R)"),  or unrated debt that the Investment  Manager determines to be of comparable  quality.  As a matter of non-fundamental policy, Developing Markets Trust may invest up to 20% of its net assets in the securities of issuers located in developed market  countries,  and up to 10% of its total assets in restricted  securities  and  securities  with a limited trading market.

Effective  July 31,  2002,  as a matter of  non-fundamental  investment  policy, subject to change only upon 60 days' advance notice to  shareholders,  each Fund will,  under  normal  circumstances,  invest at least  80% of its net  assets in securities  of  developing  or  emerging  market  countries.  The  Funds'  other investment  policies  will not  change as a result of the  adoption  of this new investment policy.

As  explained  in more detail  below,  the main  differences  between the Funds'
investment  policies  relate to the  percentage of their assets that are usually allocated  between  equity  and debt  securities,  the  extent  to  which  their investments  are  required to be  diversified,  and the extent to which they can invest in illiquid and restricted securities.

Emerging Markets  Appreciation Fund currently is managed as a balanced fund with a target allocation of investing approximately 65% of its total assets in equity securities and 35% of its total assets in debt securities. As of March 31, 2002, it had 64.1% of its total assets invested in equity  securities and 32.9% of its total assets  invested in long-term and short-term debt  securities.  Developing
Markets Trust, on the other hand,  invests  predominantly  in equity  securities and,  as of March 31,  2002,  had 98.8% of its total  assets  invested in equity securities and 1.6% of its total assets invested in short-term debt  securities.
Emerging Markets  Appreciation Fund generally has had a higher percentage of its assets invested in debt securities than Developing Markets Trust.

Another  important  difference is that Emerging Markets  Appreciation  Fund is a non-diversified fund, while Developing Markets Trust is a diversified fund. As a non-diversified  fund,  Emerging Markets  Appreciation Fund may invest a greater portion of its assets in the  securities of any one issuer and,  therefore,  may invest in a smaller number of issuers than a diversified fund.

Finally,  Emerging Markets  Appreciation  Fund may invest without  limitation in illiquid securities and restricted securities, while, as a matter of fundamental policy,  Developing  Markets  Trust  currently  may only invest up to 15% of its total  assets in the  securities  of  foreign  issuers  that are not listed on a recognized U.S. or foreign  securities  exchange,  including no more than 10% of its total  assets in  restricted  securities,  securities  that are not  readily marketable,  repurchase  agreements  having more than seven days to maturity and over-the-counter options purchased by it. However, if Developing Markets Trust's shareholders approve the elimination of this fundamental restriction,  the Board
of  Trustees  of  Developing   Markets  Trust  intends  to  replace  it  with  a
non-fundamental  policy that limits  Developing  Markets  Trust's  investment in illiquid  securities  to 15% of its net  assets.  If the Plan is  approved,  the receipt by Developing  Markets  Trust of Emerging  Markets  Appreciation  Fund's
illiquid and  restricted  securities  in the  Transaction  would not result in a significant increase in Developing Markets Trust's illiquid securities holdings.

                                      -43-

How do the types of securities the Funds buy and the investment practices of the
Funds compare?

Equity Securities.  The Funds have similar policies regarding equity securities, with  perhaps  the most  significant  difference  being  that  Emerging  Markets
Appreciation  Fund  has  a  "target  allocation"--  i.e.,  under  normal  market conditions  it  allocates  approximately  65%  of its  total  assets  to  equity securities;  while  Developing  Markets Trust has a "floor"-- i.e., under normal market  conditions  it  invests  at least  65% of its  total  assets  in  equity securities. As described above, Emerging Markets Appreciation Fund generally has had a smaller  percentage  of its  assets  invested  in equity  securities  than
Developing Markets Trust. For each Fund, equity securities include common stock, preferred  stock,  warrants,  rights,  American  Depositary  Receipts and Global
Depositary  Receipts.  However,  Developing  Markets  Trust  also may  invest in
European  Depositary  Receipts.  In addition,  Developing  Markets  Trust treats convertible securities as equity securities, while Emerging Markets Appreciation
Fund considers convertible securities to be debt obligations.

Debt  Obligations.  While  each  Fund may  invest in debt  securities,  the most
significant   difference   between  their  policies  is  that  Emerging  Markets
Appreciation  Fund  has  a  "target  allocation"--  i.e.,  under  normal  market conditions  it will  allocate  approximately  35% of its  total  assets  to debt obligations;  while  Developing  Markets  Trust has a  "ceiling"--  i.e., it may invest no more than 35% of its total  assets in debt  securities.  As  discussed above, Emerging Markets Appreciation Fund has generally had a greater percentage of its assets invested in debt securities than Developing Markets Trust.

Emerging   Markets    Appreciation    Fund's   investments   in   sovereign   or
sovereign-related  debt obligations include (i) bonds, notes, bills,  debentures or other  fixed-income  or floating  rate  securities  issued or  guaranteed  by governments,  governmental agencies or  instrumentalities,  or government owned, controlled or sponsored entities,  including central banks,  located in emerging market  countries  (including  loans,  loan  participations  and  assignments of portions of loans between  governments  and financial  institutions);  (ii) debt securities  issued  by  entities  organized  and  operated  for the  purpose  of restructuring the investment characteristics of instruments issued by any of the
above  (including  indexed  or  currency-linked   securities);  and  (iii)  debt
securities issued by supranational organizations.  Emerging Markets Appreciation
Fund's  investments in debt  obligations of private sector companies in emerging
market  countries  include  bonds,   notes,   bills,   debentures,   convertible
securities,   warrants,  indexed  or  currency-linked   securities,   bank  debt
obligations,   short-term  paper,  loan  participations,  loan  assignments  and interests  issued  by  entities  organized  and  operated  for  the  purpose  of restructuring the investment  characteristics  of instruments issued by emerging market  country  issuers.  The debt component of Emerging  Markets  Appreciation
Fund's portfolio will consist  primarily of U.S.  dollar-denominated  securities and securities  denominated in  convertible  currencies of developed  countries.
However,  Emerging  Markets  Appreciation  Fund may invest a portion of its debt component in securities  denominated in currencies  other than the U.S.  dollar, including currencies of emerging market countries. Emerging Markets Appreciation
Fund is not subject to any restrictions on the maturities of the emerging market country debt  obligations it holds.  When consistent  with its investment  goal,
Emerging Markets Appreciation Fund may invest a portion of the debt component of its portfolio in securities for the purpose of generating income.

                                      -44-

Although  Developing Markets Trust reserves the right to invest up to 35% of its total assets in debt securities of all types, it generally has not done so.

Credit  Ratings.  Each Fund may invest in  lower-rated  or unrated  obligations, including  obligations that are rated as low as C by Moody's or S&P(R)or unrated debt that the Investment Manager's or Advisers',  as the case may be, determines to be of  comparable  quality.  At present,  Developing  Markets  Trust does not intend to  invest  more than 5% of its  total  assets  in  non-investment  grade securities (rated lower than Baa by Moody's or BBB by S&P(R)).  Emerging Markets
Appreciation Fund does not have a similar, stated intention at this time. If the
Transaction  is approved,  the receipt by  Developing  Markets Trust of Emerging
Markets  Appreciation Fund's  non-investment grade securities in the Transaction would not result in a significant increase in Developing Markets Trust's current non-investment grade debt securities holdings.

Definition of "Emerging  Markets" and  "Developing  Markets."  Emerging  Markets
Appreciation  Fund's  definition of "emerging  markets" and  Developing  Markets
Trust's definition of "developing markets" are the same.  Developing or emerging markets  include:  (i)  countries  that are generally  considered  low or middle income countries by the  International  Bank of  Reconstruction  and Development
(commonly known as the World Bank) and the  International  Finance  Corporation;
(ii) countries  that are classified by the United Nations or otherwise  regarded by their authorities as developing or emerging;  or (iii) countries with a stock
market   capitalization   of  less  than  3%  of  the  Morgan  Stanley   Capital
International World Index.  Developing or emerging market companies include: (a)
companies  whose  principal  securities  trading  markets are in  developing  or emerging  market  countries;  (b) companies  that derive a significant  share of their  total  revenue  from either  goods or services  produced or sales made in developing or emerging market  countries;  (c) companies that have a significant portion  of their  assets  in  developing  or  emerging  market  countries;  (d)
companies  that are  linked to  currencies  of  developing  or  emerging  market countries;  or (e)  companies  that are  organized  under  the laws of,  or with principal offices in, developing or emerging market countries.

Temporary  Defensive  Investments.  Except as noted below,  the Funds' temporary defensive  investment  policies are similar.  In the case of Developing  Markets
Trust,  when the Investment  Manager believes market or economic  conditions are unfavorable for investors, it may invest up to 100% of its assets in a temporary defensive  manner or hold a  substantial  portion  of its  assets in cash,  cash equivalents or other high quality short-term  investments.  Temporary  defensive investments  generally may include:  (i) short-term  (maturities of less than 12 months)  and  medium-term  (maturities  up  to 5  years)  securities  issued  or
guaranteed   by  the  U.S.   or  a  foreign   government,   their   agencies  or
instrumentalities;  (ii) finance  company and corporate  commercial  paper,  and other  short-term  corporate  obligations,  rated at least  A-1 by  S&P(R)or
Prime-1 by Moody's or, if unrated, determined to be of comparable quality; (iii)
bank obligations (including  certificates of deposit, time deposits and bankers'
acceptances); and (iv) repurchase agreements with banks and broker-dealers.  The
Investment  Manager  also may invest in these types of  securities  or hold cash while looking for suitable investment opportunities or to maintain liquidity.

                                      -45-

Emerging Markets  Appreciation Fund's temporary  defensive  investment policy is similar to Developing Markets Trust's policy,  except that it: (a) cannot invest in obligations of emerging market country governments; (b) cannot invest in bank obligations of emerging market country banks, but it may invest in bank deposits of U.S. or non-emerging  market country banks; (c) may only invest in repurchase agreements  of  securities  that  it can  invest  in as  part  of its  temporary defensive  investment  policy;  (d) may invest in floating rate  securities  and other instruments issued by international  development  agencies  denominated in any currency;  (e) may only invest in the short-term  corporate debt obligations of U.S. and  non-emerging  market  companies;  and (f) such  obligations are not required to meet specific credit ratings or determinations.  Finally,  in making temporary defensive  investments,  Emerging Markets Appreciation Fund may invest only in securities that the Investment Manager or Advisers,  as the case may be, believes to be high quality,  i.e.,  subject to  relatively  low risk of loss of interest or principal.

In  addition,  each Fund may  invest  its  assets in shares of one or more money market funds managed by the  Investment  Manager or its affiliates to the extent allowed  by  exemptions  granted  under  the  1940  Act and  that  Fund's  other investment policies and restrictions.

Diversification.  Unlike Emerging Markets Appreciation Fund,  Developing Markets
Trust is a "diversified"  fund under the 1940 Act. As a diversified fund, 75% of
Developing  Markets  Trust's total assets may not be invested so that:  (a) more than 5% of its total assets are invested in the  securities of a single  issuer, or (b) it owns more than 10% of the  outstanding  voting  securities of a single issuer.  Developing Markets Trust is not prohibited from investing the remaining
25% of its assets in the  securities  of a single issuer or owning more than 10%
of the  outstanding  voting  securities  of a single  issuer.  This  policy is a fundamental  policy.  Although  Emerging Markets  Appreciation Fund may invest a greater  portion  of its  assets  in the  securities  of any one  issuer  than a diversified fund, it does intend to meet the diversification requirements of the
Code.  Those  diversification  requirements  are similar to the  diversification requirements of the 1940 Act, except that the limitations only apply to 50% (not
75%) of the fund's  total  assets,  measured at fiscal  quarter-ends.  As to the remaining 50% of its assets,  a  non-diversified  fund,  like  Emerging  Markets
Appreciation   Fund,  may  invest  in  as  few  as  two  separate  issuers  each representing  up to 25% of the value of the  fund.  As a  non-diversified  fund,
Emerging Markets Appreciation Fund may invest a greater portion of its assets in the securities of any one issuer and, therefore,  a smaller number of individual issuers than a diversified fund, as further described below.

The  Board  of  Trustees  of  Developing  Markets  Trust  has  proposed  current
Developing   Markets   Trust   shareholders   approve  the   amendment   of  its
diversification policy to explicitly exclude from the 5% and 10% limitations any security issued by other  investment  companies,  whether or not registered with the SEC,  as well as to more  closely  track  the  definition  of a  diversified investment company under the 1940 Act. Under the amended investment restriction,
Developing Markets Trust would be able to invest cash held at the end of the day in money  market funds or other  short-term  investments  (such as  unregistered money market funds) without regard to the 5% and 10% investment limitations.

                                      -46-

The Funds,  together  with the other  funds in Franklin  Templeton  Investments, obtained an exemptive  order from the SEC (the "Cash Sweep  Order") that permits funds in Franklin  Templeton  Investments to invest their uninvested cash in one or more  affiliated  money market funds.  The  amendment of  Developing  Markets
Trust's current investment  restriction  regarding  diversification would enable
Developing  Markets  Trust to take  advantage  of the  investment  opportunities presented  by the Cash Sweep  Order and, to the extent  granted by the SEC,  any amendment  to the Cash Sweep Order  permitting  investment  of  uninvested  cash balances in an  unregistered  money market fund sponsored by Franklin  Templeton
Investments.  As discussed  above,  the Board of Trustees of Developing  Markets
Trust has been advised that the Investment Manager does not anticipate that this proposed  amendment will materially  impact the way Developing  Markets Trust is managed on a day-to-day basis.

Country,  Sector and Industry Focus.  Each Fund normally will invest in at least three developing or emerging market countries. However, Developing Markets Trust may have  significant  investments  in one or more  countries  or in  particular sectors,  such as financial  institutions  and  technology  (including  computer hardware and software,  electronics and  telecommunications).  Emerging  Markets
Appreciation Fund does not have a comparable policy.

Single Issuer Investment. Emerging Markets Appreciation Fund may not invest more than 10% of its assets in any one issuer.  As a matter of fundamental  policy of
Developing  Markets  Trust,  as to 75% of its total assets,  Developing  Markets
Trust may not invest  more than 5% of its total  assets in a single  issuer.  If
Developing  Markets Trust's  shareholders  approve a proposed  amendment to this restriction (on which shareholders of Emerging Markets Appreciation Fund are not being  asked  to  vote),  investments  in the  securities  of  other  investment companies will be explicitly  excepted from this  limitation  (but will still be subject  to the  limitations  imposed  by the 1940 Act on  investments  in other investment  companies).  As discussed above, the Board of Trustees of Developing
Markets Trust has been advised that the  Investment  Manager does not anticipate that this proposed  amendment will materially impact the way Developing  Markets
Trust is managed on a day-to-day basis.

Illiquid and  Restricted  Securities.  Emerging  Markets  Appreciation  Fund may
invest without  limitation in illiquid  securities,  securities that are sold in private  placement  transactions,  or securities  that are sold in  transactions between  qualified  institutional  buyers  (pursuant  to  Rule  144A  under  the
Securities  Act of  1933,  as  amended).  As a  matter  of  fundamental  policy,
Developing  Markets Trust  currently may invest up to 15% of its total assets in the  securities of foreign  issuers that are not listed on a recognized  U.S. or foreign securities  exchange,  including no more than 10% of its total assets in restricted  securities,  securities that are not readily marketable,  repurchase agreements having more than seven days to maturity and over-the-counter  options purchased by it. However, if Developing Markets Trust's shareholders approve the elimination of these fundamental investment  restrictions (on which shareholders of Emerging Markets  Appreciation  Fund are not being asked to vote), the Fund's
Board of Trustees  will replace them with a  non-fundamental  policy that limits
Developing Markets Trust's  investment in illiquid  securities to 15% of its net assets.  As  discussed  above,  the Board of Trustees  has been advised that the
Investment Manager does not anticipate that this proposed change will materially impact the way Developing  Markets Trust is managed on a day-to-day  basis.  The disparity in the Funds'  treatment of illiquid and restricted  securities is due to the fact that  Developing  Markets Trust,  as an open-end  fund,  must ensure adequate liquidity so that it can meet redemption  requests in a timely fashion.
As a closed-end fund,  Emerging Markets  Appreciation Fund does not need cash to meet redemption requests and therefore is not subject to the same restriction.

                                      -47-

Investments in Other Investment  Companies.  Emerging Markets  Appreciation Fund
may invest in other investment  companies that invest  principally in securities in which Emerging Markets  Appreciation  Fund is authorized to invest.  However, except for certain affiliated money market funds (to the extent permitted by the
Cash  Sweep  Order),   Emerging  Markets  Appreciation  Fund  cannot  invest  in
investment  companies for which the Investment  Manager or sub-adviser serves as investment  adviser or sponsor.  Currently,  as a matter of fundamental  policy,
Developing Markets Trust can invest in investment companies only as permitted by the 1940 Act.  However,  the Board of Trustees has  recommended  that Developing
Markets  Trust's  shareholders  approve  the  elimination  of  this  fundamental restriction (on which shareholders of Emerging Markets Appreciation Fund are not being  asked  to  vote)  because  it is  duplicative  of the  existing  1940 Act requirement.  This change will not impact Developing  Markets Trust's day-to-day investment management.

In addition,  each Fund can invest its cash balances in affiliated  money market
funds  to  the  extent  permitted  by  that  Fund's   investment   policies  and
restrictions   and  the  Cash  Sweep  Order.   Each  Fund  may  also  invest  in
non-affiliated  investment  companies  subject to the  limitations  contained in
Section  12(d)(1) of the 1940 Act (i.e., a Fund is limited to: (i) investing not more  than  10% of its  total  assets  in the  securities  of  other  investment companies; (ii) investing not more than 5% of its total assets in the securities of any one investment  company;  and (iii)  investing in not more than 3% of the outstanding voting securities of the acquired investment company).

If  a  Fund  acquires  shares  of  other  investment   companies,   that  Fund's
shareholders will bear both their  proportionate  share of expenses of that Fund
(including  management  and advisory fees) and,  indirectly,  of the expenses of such other investment companies.

How do the fundamental investment restrictions of the Funds compare and differ?

This section discusses the fundamental investment restrictions of the Funds that have  not been  described  previously  in this  Prospectus/Proxy  Statement.  As described  below,  the Funds have adopted  similar  restrictions  as fundamental policies,  which may not be changed  without the prior approval of a majority of that  Fund's  outstanding  voting  securities,  as defined  in the 1940 Act.  As discussed previously,  however,  Developing Markets Trust's current shareholders are  being  asked  to  approve  amendments  to and the  elimination  of  certain fundamental  restrictions in order to streamline and modernize the restrictions, as well as to facilitate the Vietnam SEA Fund  Reorganization.  The shareholders of  Emerging  Markets  Appreciation  Fund  are not  being  asked  to vote on the proposed  amendments  or  elimination  of  these  investment  restrictions.  The following is only a summary of such comparisons and is qualified in its entirety by references to Exhibit C,  "Comparison of Developing  Markets  Trust's Current
and  Proposed   Fundamental   Investment   Restrictions   to  Emerging   Markets
Appreciation Fund's Corresponding Fundamental Investment Restrictions."

                                      -48-

Concentration.  Emerging Markets Appreciation Fund may not invest 25% or more of the total value of its assets in a  particular  industry.  For  purposes of this restriction,  a foreign government (but not the U.S. government) is deemed to be an  "industry."  Developing  Markets  Trust may not invest  more than 25% of its total assets in a single industry.  The Board of Trustees of Developing  Markets
Trust has recommended that current Developing Markets Trust shareholders approve an  amendment  of this  investment  restriction  to (i)  change  the  measure of
Developing  Markets Trust's assets for purposes of this  restriction from "total assets" to "net assets;" and (ii) expressly  reference,  in a manner  consistent with current SEC staff policy,  the categories of investments  that are excepted from coverage of this restriction.

Borrowing. Emerging Markets Appreciation Fund may not borrow money, except that:
(a) it may borrow up to 5% of its total assets  (including the amount  borrowed)
for temporary or emergency  purposes;  and (b) short-term  credits necessary for settlement of securities transactions are not considered borrowings.  Developing
Markets Trust may not: (a) borrow money, except that it may borrow from banks in an amount  not  exceeding  33 1/3% of its total  assets  (including  the  amount borrowed);  or (b) pledge,  mortgage or hypothecate its assets for any purposes, except to secure  borrowings  and then only to an extent not greater than 15% of its total assets  (arrangements  with  respect to margin for futures  contracts, forward  contracts and related options are not deemed to be a pledge of assets).
In addition,  Developing Markets Trust has a policy that permits it to borrow up to 5% of its total assets to meet redemptions and for other temporary  purposes.
The Board of Trustees of Developing  Markets Trust has recommended  that current
Developing Markets Trust  shareholders  approve the amendment of this investment restriction and policy to: (i) prohibit  borrowing  money,  except to the extent permitted by the 1940 Act or any rule,  exemption or  interpretation  thereunder issued by the SEC;  and (ii)  eliminate  the  restriction  regarding  Developing
Markets Trust's ability to pledge, mortgage or hypothecate its assets.

Senior  Securities.  Emerging  Markets  Appreciation  Fund may not issue  senior
securities,   except  that  short-term   credits  necessary  for  settlement  of
securities transactions are not considered senior securities. Developing Markets
Trust may not issue  senior  securities,  except as  otherwise  set forth in the investment restriction on borrowing,  described above. The Board of Trustees has recommended  that current  Developing  Markets  Trust  shareholders  approve the amendment of this investment restriction to permit it to issue senior securities as permitted under the 1940 Act and any relevant rule,  order or  interpretation issued by the SEC.

Commodities.  Emerging  Markets  Appreciation  Fund  may  not  purchase  or sell commodities  or commodity  contracts,  including  futures  contracts and options thereon,  except that it may engage in hedging  transactions as described in its
Prospectus.  Developing  Markets  Trust  may  not  purchase  or  sell  commodity contracts  (except futures contracts as described in its Prospectus or statement of additional  information).  The Board of Trustees has recommended that current
Developing Markets Trust  shareholders  approve the amendment of this investment restriction  to clarify  that it has the ability to engage in futures  contracts and related options.  Notwithstanding  the flexibility  provided by the proposed fundamental  investment  restriction,  Developing  Markets  Trust is  subject to guidelines  established by the Board of Trustees relating to Developing  Markets
Trust's use of derivative  investments.  Under these  guidelines,  currently not more than 5% of Developing Markets Trust's assets may be invested in, or exposed to, options and swap agreements (as measured at the time of  investment).  Thus,
Developing  Markets  Trust's  guidelines  at this time do not  contemplate,  and
Developing  Markets Trust has no present  intention of engaging in, the purchase or sale of currency futures contracts, stock index futures contracts or interest rate futures contracts.

                                      -49-

Loans.  Neither Fund may make loans,  except that each Fund may (a) purchase and hold debt  instruments,  including  bonds,  debentures and notes (in the case of
Developing  Markets Trust, such debt instruments must be publicly  distributed);
(b)  enter  into  repurchase   agreements  (in  the  case  of  Emerging  Markets
Appreciation  Fund,  only with  respect to portfolio  securities);  and (c) make loans of portfolio securities.  In addition,  Emerging Markets Appreciation Fund may invest in loans,  including  loan  participations  and loan  assignments  as described in its Prospectus.

The Board of Trustees of Developing  Markets Trust has recommended  that current
Developing Markets Trust  shareholders  approve the amendment of this investment restriction  to  provide  Developing  Markets  Trust  with (i)  greater  lending flexibility  by  permitting  it  to  invest  in  non-publicly  distributed  debt securities,  loan  participations  and direct corporate  loans,  including those currently  held by Vietnam SEA Fund;  and (ii)  additional  flexibility  to make loans to affiliated investment companies.  As of March 31, 2002, the total value of the  non-publicly  distributed  debt  securities  held by Vietnam SEA Fund is approximately  $[___]  million,  which  is  equal  to  approximately  [___]%  of
Developing   Markets  Trust's  current  total  assets.   The  proposed   lending
restriction would permit Developing Markets Trust,  under certain  circumstances and in  accordance  with an  exemptive  order  granted by the SEC to  Developing
Markets Trust (the "Inter-Fund  Lending and Borrowing  Order"),  to lend cash to other funds in Franklin  Templeton  Investments at rates that are more favorable than the rates that it would receive if it loaned cash to banks or other lenders through short-term lending transactions.

Because the proposed lending  restriction would provide Developing Markets Trust with greater flexibility to invest in non-publicly  distributed debt securities, loan  participations,  and  other  direct  corporate  loans,  including  certain securities  currently held by Vietnam SEA Fund,  Developing Markets Trust may be exposed to additional risks associated with such securities,  including  general illiquidity,  greater  price  volatility  and  the  possible  lack  of  publicly available  information  about issuers of privately  placed debt  obligations and
loan   counterparties.   However,   the  Board  of   Trustees   has   adopted  a
non-fundamental investment restriction that limits any such investments,  in the aggregate,  including  such  Vietnam  SEA  Fund  assets,  to no more  than 5% of
Developing Markets Trust 's total assets (measured at the time of purchase). Any loans made pursuant to the Inter-Fund  Lending and Borrowing  Order are excluded from this 5% investment restriction.  Thus, the Investment Manager believes that the risks posed by these  investments  should be  relatively  modest.  Moreover,
Developing  Markets Trust has no current  intention of exercising  this expanded authority  beyond the receipt of Vietnam SEA Fund assets in the Vietnam SEA Fund
Reorganization.

                                      -50-

Underwriting.  Neither Fund may  underwrite  the  securities  of other  issuers, except to the extent that, in connection  with the  disposition of its portfolio
securities,   Emerging  Markets  Appreciation  Fund  may  be  deemed  to  be  an underwriter.  The Board of Trustees of Developing  Markets Trust has recommended that current Developing Markets Trust shareholders  approve an amendment of this investment  restriction to clarify that Developing Markets Trust has the ability to resell securities that it owns and to sell its own shares.

Real Estate.  Emerging  Markets  Appreciation  Fund may not purchase real estate limited partnership interests, and neither Fund may purchase real estate or real estate mortgage loans,  other than securities  (which, in the case of Developing
Markets Trust,  must be marketable)  secured by real estate or interests therein or securities issued by companies (or, in the case of Developing  Markets Trust, investment trusts) that invest in real estate or interests therein.

The Board of Trustees of Developing  Markets Trust has recommended  that current
Developing  Markets  Trust  shareholders  approve the  amendment  of the current investment  restriction to provide the Investment Manager increased  flexibility with respect to real estate-related investments.  The proposed restriction would permit  Developing  Markets  Trust to  continue  to  invest in the types of real estate  investments  in which it  currently  may invest  without  limiting it to investing solely in marketable  securities  related to real estate. The proposed restriction also would permit Developing  Markets Trust to make or purchase real estate loans,  to hold and sell real estate acquired by it as a result of owning a security or other  instrument  and to make direct  investments  in real estate through partnerships and other special purpose entities that own or develop real estate.  With respect to such direct  investments  in real estate,  the Board of
Trustees  has  adopted  a  non-fundamental   investment   restriction   limiting
Developing Markets Trust's direct investments in real estate to not more than 5%
of its total assets (measured at the time of investment).  The Board of Trustees has proposed the changes to its real estate investment restriction,  in part, to facilitate the Vietnam SEA Fund  Reorganization and to permit Developing Markets
Trust to receive real  estae-related  assets currently held by Vietnam SEA Fund.
Developing  Markets Trust has no current  intention of exercising  this expanded authority  with respect to real estate  beyond the receipt of Vietnam SEA Fund's real  estate-related  assets in the  Vietnam SEA Fund  Reorganization.  However,
Developing  Markets Trust may make additional direct  investments in real estate in the future, subject to this 5% non-fundamental restriction, should attractive opportunities become available.

Modifying  Developing  Markets Trust's real estate  restriction may expose it to certain  risks  inherent  to these  investments.  Like  all real  estate-related investments,  Vietnam SEA Fund's  investments that are secured by real estate in
Vietnam  are  subject to risks such as  relative  illiquidity,  complexities  of valuation and greater price volatility.  In addition,  like other investments of this kind in  developing  countries,  these  investments  are subject to risk of forfeiture  due to  governmental  action.  Further,  under  Vietnamese  law, the ability of lenders to obtain complete and enforceable security interests in real estate is still unsettled.  The real  estate-related  joint venture  enterprises currently held by Vietnam SEA Fund that would be acquired by Developing  Markets
Trust in the Vietnam SEA Fund  Reorganization  generally involve the acquisition by the joint venture of leasehold  interests in property,  as necessary to carry on specific  business  enterprises.  This  involves  the risk of adverse  claims against a legal right to occupy a property for business purposes, as well as the risk that such a right may be disturbed  by  capricious  governmental  action or other challenges.  Furthermore,  the fact that the judicial system in Vietnam is still  developing  also may impede the  ability of joint  ventures to enforce an interest in real estate. In particular,  the principles of limited liability for investors  in an  enterprise  in Vietnam are not  settled  and,  therefore,  the liability of a foreign  investor,  such as Developing  Markets Trust, may not be limited  to the  amount  of the  investment.  Finally,  transfers  of  leasehold interests in Vietnam are  generally  subject to  governmental  approval  and, as such,  there  can be no  assurance  of due  process  in  connection  with  these approvals.

                                      -51-

Margin.  Neither  Fund may  purchase  securities  on margin.  However,  Emerging
Markets Appreciation Fund's restriction  clarifies that it may engage in delayed delivery or when-issued  transactions or obtain such  short-term  credits as are necessary for the clearance of transactions.  Developing  Markets Trust's policy clarifies  that it may make  margin  payments  in  connection  with  options  on securities or securities  indices,  foreign  currencies,  futures  contracts and related  options,  and  forward  contracts  and  related  options.  The Board of
Trustees of Developing  Markets Trust has  recommended  that current  Developing
Markets  Trust   shareholders   approve  the   elimination  of  this  investment
restriction.

Short  Sales.  Neither  Fund may make short sales of  securities.  In  addition,
Emerging Markets  Appreciation Fund cannot maintain a short position.  The Board of Trustees of Developing  Markets Trust has recommended that current Developing
Markets  Trust   shareholders   approve  the   elimination  of  this  investment
restriction.

Control.  Neither  Fund may invest in any company for the purpose of  exercising control  or  management.  This is a  fundamental  policy  for  Emerging  Markets
Appreciation Fund and a non-fundamental policy for Developing Markets Trust.

Diversification.  Developing  Markets Trust may not purchase any security (other than obligations of the U.S. government, its agencies and instrumentalities) if, as a result,  as to 75% of its total assets (i) more than 5% of its total assets would be invested in the  securities of any single  issuer,  or (ii)  Developing
Markets  Trust  would  then own more than 10% of the  voting  securities  of any single issuer.  Emerging Markets  Appreciation Fund, as a non-diversified  fund, does not have a comparable investment restriction.

Other Fundamental Investment  Restrictions of Developing Markets Trust. Emerging
Markets Appreciation Fund does not have fundamental investment restrictions that are comparable to the following  fundamental  investment  restrictions  (some of which have been  discussed  previously)  for Developing  Markets Trust,  many of which were required for open-end funds by state  securities  authorities  before the enactment of the National  Securities  Markets  Improvement Act of 1996. The
Board of Trustees of Developing  Markets Trust has recommended  that the current
Developing Markets Trust  shareholders  approve the elimination of each of these restrictions.  Shareholders of Emerging Markets  Appreciation Fund are not being asked  to vote on the  elimination  of  these  restrictions.  Such  restrictions currently provide that Developing Markets Trust may not:

                                      -52-

o    invest in interests  (other than  debentures or equity stock  interests) in oil, gas or other mineral exploration or development programs;

o    invest in other open-end investment  companies,  except as permitted by the
     1940 Act;

o    purchase or retain  securities of any company in which trustees or officers of Developing  Markets Trust or its Investment  Manager,  individually  own more than  one-half  of 1% of the  securities  of such  company  or, in the aggregate, own more than 5% of the securities of such company;

o    invest  more than 5% of its  total  assets in the  securities  of  issuers, including their predecessors,  which have been in continuous operation less than 3 years;

o    invest more than 5% of its total assets in warrants,  whether or not listed on the NYSE or American  Stock  Exchange,  including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges  (warrants  acquired  by  Developing  Markets  Trust  in units or attached to securities are not included in this restriction);

o    participate on a joint or a joint and several basis in any trading  account in securities;

o    invest  more than 15% of its  total  assets in the  securities  of  foreign issuers  that are not listed on a  recognized  U.S.  or foreign  securities exchange,  including  no more  than 10% of its total  assets in  restricted
     securities,   securities  that  are  not  readily  marketable,   repurchase
     agreements  having more than seven days to maturity,  and  over-the-counter options  purchased by  Developing  Markets  Trust (assets used as cover for over-the-counter options written by Developing Markets Trust are considered to be not readily marketable); or

o    invest  more  than 10% of its total  assets  (at the time of  purchase)  in defaulted debt securities, which may be illiquid.

What are the risk factors associated with investments in the Funds?

Like all  investments,  an investment in either Fund involves risk.  There is no assurance that either Fund will achieve its investment  goal. The achievement of each Fund's investment goal depends upon market  conditions,  generally,  and on the Investment  Manager's  analytical and portfolio management skills. Set forth below are some  additional  risk factors  associated  with an  investment in the
Funds.

Foreign  Securities Risk. Each Fund invests a substantial  portion of its assets in foreign securities.  Investing in foreign securities, including securities of foreign governments and depositary receipts,  typically involves more risks than investing in the  securities  of U.S.  issuers.  Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can  increase  the  potential  for  losses in a Fund and  affect its share price.

                                      -53-

Currency exchange rates.  Foreign securities may be issued and traded in foreign currencies.  As a result,  their  values may be  affected by changes in exchange rates  between  foreign  currencies  and the  U.S.  dollar,  as well as  between currencies  of countries  other than the U.S.  For example,  if the value of the
U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign  currency  will go down in value  because  it will be worth less in U.S.
dollars.  Restrictions on currency  trading that may be imposed by developing or emerging market countries also will adversely affect the value of the securities that are denominated in the currencies of, or issued by companies  operating in, such countries.

Political  and  economic  developments.   The  political,  economic  and  social
structures  of some foreign  countries may be less stable and more volatile than those in the U.S.  Investments in these countries may be subject to the risks of internal  and  external  conflicts,  currency  devaluations,  foreign  ownership limitations  and tax  increases.  It is possible that a government may take over the assets or operations of a company or impose  restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems  that  may  make  it  difficult  for a Fund to  vote  proxies,  exercise shareholder  rights and  pursue  legal  remedies  with  respect  to its  foreign investments.  Diplomatic and political  developments could affect the economies, industries  and  securities  and  currency  markets,  and the  value of a Fund's investments,  in  non-U.S.  countries,  including  rapid and  adverse  political changes,  social  instability,  regional  conflicts,  terrorism  and war.  These factors are extremely  difficult,  if not  impossible,  to predict and take into account with respect to a Fund's investments.

Trading practices. Brokerage commissions and other fees generally are higher for foreign  securities  traded in  non-U.S.  markets.  Government  supervision  and regulation of foreign stock  exchanges,  currency  markets,  trading systems and brokers may be less than in the U.S. The procedures and rules governing  foreign transactions and custody (holding of a Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

Availability  of information.  Foreign  companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies.  Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

Limited markets.  Certain foreign securities may be less liquid (harder to sell)
and more volatile than many U.S.  securities.  This means a Fund may at times be unable to sell foreign securities at favorable prices. In developing or emerging markets,  a previously  established liquid securities market may become illiquid
(temporarily  or for  longer  periods  of time)  due to  economic  or  political conditions.

Developing  or emerging  market  countries.  Each Fund  invests  principally  in developing or emerging market countries.  A Fund's  investments in developing or emerging market  countries are subject to all of the risks of foreign  investing generally,  and have  additional  heightened  risks due to a lack of established legal, political,  business and social frameworks to support securities markets.
Some of the  additional  significant  risks  include:  (i)  political and social uncertainty  (for example,  regional  conflicts and risk of war);  (ii) currency exchange rate  volatility;  (iii)  pervasiveness  of corruption and crime;  (iv)
delays in  settling  portfolio  transactions;  (v) risk of loss  arising  out of systems of share  registration and custody;  (vi) markets that are comparatively smaller and less liquid than developed markets,  where short-term volatility and declines  of more  than 50% are not  unusual,  and  markets  that are  generally considered to be liquid may become illiquid for short or extended periods; (vii)
less government  supervision and regulation of business and industry  practices, stock exchanges,  brokers and listed companies than in the U.S.; (viii) currency and capital controls; (ix) inflation, deflation or currency devaluation; and (x)
greater  sensitivity to interest rate changes.  All of these factors make prices of securities of developing or emerging  market issuers  generally more volatile than securities of issuers in developed  markets,  and increase the risk of loss to a Fund.

                                      -54-

Stock Risk.  Although this may not be the case in foreign  markets,  in the U.S.
stocks have  historically  outperformed  other asset classes over the long term.
Individual  stock  prices,  however,  tend to go up and down more  dramatically.
These price movements may result from factors  affecting  individual  companies, industries or the securities market as a whole. Because Developing Markets Trust generally has invested a greater  proportion of its assets in equity securities, as compared  to Emerging  Markets  Appreciation  Fund,  it is exposed to greater stock risk.

Debt  Securities  Risk. A debt security  typically has a fixed payment  schedule which  obligates  the  issuer to pay  interest  to the  lender and to return the lender's money over a certain time period. A company typically meets its payment obligations  associated with its outstanding debt securities  before it declares and pays any  dividend  to  holders  of its  equity  securities.  Bonds,  notes, debentures  and  commercial  paper differ in the length of the issuer's  payment schedule,  with bonds  carrying the longest  repayment  schedule and  commercial paper the shortest.

The market value of debt securities  generally  varies in response to changes in interest  rates and the  financial  condition of each issuer.  These  changes in market  value  will be  reflected  in a Fund's  NAV.  Because  Emerging  Markets
Appreciation  Fund generally has invested a greater  percentage of its assets in debt  obligations,  as compared to Developing  Markets  Trust,  it is exposed to greater debt securities risk.

Call  risk.  Call risk is the  likelihood  that a security  will be prepaid  (or
"called") before maturity.  An issuer is more likely to call its debt securities when  interest  rates are falling,  because the issuer can issue new  securities with lower interest  payments.  If a debt security is called, a Fund may have to replace it with a lower-yielding security.

Credit  risk.  This is the  possibility  that an  issuer  will be unable to make interest payments or repay principal when due. Changes in an issuer's  financial strength or in a security's credit rating may affect its value and, thus, impact the value of a Fund's shares.

Interest rate risk. When interest rates rise, debt security prices usually fall.
The opposite is also true:  debt  security  prices  usually go up when  interest rates fall. In general,  securities with longer maturities are more sensitive to these price changes.

                                      -55-

Diversification  Risk.  A  potential  difference  in the risks  associated  with investments in each Fund arises from the fact that Emerging Markets Appreciation
Fund, unlike Developing Markets Trust, is  "non-diversified."  Although Emerging
Markets  Appreciation  Fund  generally  has not  focused  its  investments  in a relatively small number of issuers, to the extent Emerging Markets  Appreciation
Fund's  investments  are not  diversified,  the  Fund may be more  sensitive  to economic,  political,  business,  regulatory or other  developments  affecting a single issuer or industry.  This, in turn, may result in greater  fluctuation in the value of Emerging Markets  Appreciation  Fund's shares. For more information about the  Funds'  diversification  policies,  please see the  discussion  under
"Diversification"  in the section "Comparison of Investment Goals and Policies -
How do the types of securities the Funds buy and the investment practices of the
Funds compare?"

Country,  Sector or Industry Focus Risk.  Although Developing Markets Trust is a
diversified  fund, it may have significant  investments in one or more countries or in particular sectors such as financial institutions and technology. Emerging
Markets  Appreciation Fund does not have a comparable  investment policy. To the extent that Developing  Markets Trust invests a greater portion of its assets in one or more  countries,  sectors  or  industries  at any time,  as  compared  to
Emerging Markets Appreciation Fund, Developing Markets Trust will face a greater risk of loss due to factors affecting a single country,  sector or industry. For example, banks and financial institutions are subject to potentially restrictive governmental  controls  and  regulations  that  may  limit or  adversely  affect profitability  and share price.  In addition,  securities  in that sector may be very  sensitive  to  interest  rate  changes  throughout  the world.  Technology companies involve risks due to factors such as the rapid pace of product change, technological  developments and new competition.  Their stocks historically have been volatile in price,  especially over the short term, often without regard to the merits of individual companies.

Illiquid  Securities  Risk. As an open-end fund,  Developing  Markets Trust must ensure adequate  liquidity so that it can meet  redemption  requests in a timely fashion. For this reason, Developing Markets Trust currently may not invest more than 15% of its total  assets in  securities  of  foreign  issuers  that are not listed on a recognized U.S. or foreign  securities  exchange,  including no more than 10% of its total assets in restricted  securities,  securities that are not readily  marketable,  repurchase  agreements  having  more  than  seven  days to maturity and  over-the-counter  options.  However,  as noted above, the Board of
Trustees of Developing  Markets Trust has proposed  replacing  this  fundamental restriction  with a  non-fundamental  investment  policy that limits  Developing
Markets  Trust's  investments  in illiquid  securities to 15% of its net assets.
Emerging  Markets  Appreciation  Fund,  which as a closed-end fund does not need cash to meet  redemption  requests,  may invest  without  limitation in illiquid securities.  When a Fund  invests in illiquid  securities,  it is exposed to the risk that the securities  cannot be readily sold or only can be resold  promptly at a price  significantly  lower  than  their  value,  which may have a negative affect on the value of that Fund's shares.

Closed-end Fund Risk. Unlike open-end funds, shares of closed-end funds trade on one or more  secondary  markets,  such as the NYSE.  Shares of closed-end  funds frequently trade at a discount from NAV, but could also trade at a premium. This characteristic  of shares of a closed-end  fund is a risk  separate and distinct from the risk that a closed-end fund's NAV will decrease.  As a closed-end fund,
Emerging  Markets  Appreciation  Fund cannot predict whether its own shares will trade at,  below,  or above NAV. The risk of  purchasing  shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell  their  shares in a  relatively  short  period of time  because,  for those investors,  realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount to NAV than upon portfolio performance.  As an open-end fund,  Developing  Markets Trust is not traded on a secondary market and, therefore,  its shares do not and will not trade at either a discount or a premium to its NAV.

                                      -56-

How do the Funds' other investments,  techniques, and strategies and their risks compare?

As discussed below, although the Funds have similar  non-principal  investments, techniques  and  strategies,  there are some  noteworthy  differences.  For more information regarding these investments, techniques, strategies and their risks, please  see the  SAI  relating  to this  Prospectus/Proxy  Statement,  which  is incorporated by reference into this Prospectus/Proxy  Statement and is available upon request.

Borrowing.  Emerging Markets Appreciation Fund will not borrow money to purchase securities.  However,  Emerging Markets  Appreciation  Fund may borrow money for temporary  or  emergency  purposes  in an amount not  exceeding  5% of its total assets (including the amount borrowed).  Currently, Developing Markets Trust may borrow up to 33 1/3% of its total  assets from banks to increase its holdings of portfolio  securities.  Developing Markets Trust also may borrow up to 5% of its total assets to meet redemptions and for other temporary purposes.  The Board of
Trustees of Developing  Markets Trust has  recommended  that current  Developing
Markets  Trust  shareholders  approve  the  amendment  of the  Trust's  policies regarding  borrowing in order to avoid  unnecessarily  limiting  the  Investment
Manager if the  Investment  Manager  determines  that  borrowing  is in the best interests of Developing Markets Trust and its shareholders.  As discussed above, the Board of Trustees  has been  advised  that the  Investment  Manager does not
anticipate  that  this  proposed   amendment  will  materially  impact  the  way
Developing Markets Trust is managed on a day-to-day basis.

Leveraging  by means of borrowing may  exaggerate  the effect of any increase or decrease in the value of portfolio securities on Developing Markets Trust's NAV, and money  borrowed  will be  subject to  interest  and other  costs  (which may
include  commitment  fees  and/or  the  cost  of  maintaining   minimum  average
balances),  which may or may not exceed the  income or gains  received  from the securities  purchased with borrowed money. To the extent that Developing Markets
Trust engages in leveraging  transactions,  it is exposed to greater  leveraging risk than Emerging Markets Appreciation Fund.

Convertible Securities.  Each Fund may invest in convertible  securities,  which are bonds,  debentures,  notes,  preferred stock or other securities that may be converted into or exchanged for a prescribed  amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A  convertible  security  entitles  the  holder  to  receive  interest generally  paid or accrued on the debt or the dividend  paid on preferred  stock until the convertible  security matures or is redeemed,  converted or exchanged.
Convertible securities generally have several unique investment characteristics, such as (i) higher yields than common stocks,  but lower yields than  comparable non-convertible  securities,  (ii) a lesser degree of  fluctuation in value than the  underlying  stock  since  they  have  debt  characteristics,  and (iii) the potential for capital  appreciation if the market price of the underlying common stock  increases.  A convertible  security might be subject to redemption at the option  of the  issuer  at a price  established  in the  convertible  security's governing  instrument.  If a  convertible  security held by a Fund is called for redemption,  that Fund may be  required  to  permit  the  issuer  to redeem  the security,  convert  it into the  underlying  common  stock or sell it to a third party.

                                      -57-

A  convertible  security  has  risk  characteristics  of both  equity  and  debt securities.  Its value may rise and fall with the market value of the underlying stock or, like a debt  security,  vary with  changes in  interest  rates and the credit quality of the issuer. A convertible  security tends to perform more like a stock when the  underlying  stock price is high (because it is assumed it will be converted) and more like a debt security when the  underlying  stock price is low (because it is assumed it will not be  converted).  Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar, non-convertible, debt security, and generally has less potential for gain or loss than the underlying stock.

Defaulted Debt Securities.  Each Fund may invest in defaulted debt  obligations.
Developing  Markets Trust may purchase  defaulted  debt  securities,  if, in the opinion of the Investment  Manager,  the issuer may resume interest  payments in the near  future.  Currently,  as a matter  of  fundamental  policy,  Developing
Markets  Trust  may  invest  up to 10% of its  total  assets  (as of the time of purchase)  in defaulted  debt  securities.  The Board of Trustees of  Developing
Markets Trust has recommended that current Developing Markets Trust shareholders approve the elimination of this fundamental  restriction  because, to the extent such securities are illiquid,  Developing  Markets Trust's  investments  therein will be  subject to its  investment  restriction  limiting  its  investments  in illiquid securities to 15% of its net assets. Emerging Markets Appreciation Fund does not have a similar  limitation on its  investments in defaulted or illiquid securities,  and  from  time  to  time  has  held  defaulted  debt  obligations.
Developing Markets Trust generally does not hold defaulted debt obligations.  If the  Transaction  is approved,  the receipt by Developing  Markets Trust of debt obligations  from  Emerging  Markets  Appreciation  Fund is not  anticipated  to
increase   significantly   Developing   Markets  Trust's  holdings  of  illiquid
securities.

Derivatives.  Each Fund may (i) write  covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S.
and  foreign  exchanges  or in the  over-the-counter  markets;  (ii)  enter into forward foreign currency contracts and options on foreign currencies;  (iii) buy and sell financial futures contracts, index futures contracts,  foreign currency futures  contracts  and  options  on any of the  foregoing;  and (iv) enter into interest  rate,  index and  currency  exchange  rate swap  agreements.  Although
Developing  Markets  Trust's  investment  restrictions  permit  it to  invest in certain derivative investments, including futures contracts and related options,
Developing  Markets Trust is subject to guidelines  established  by the Board of
Trustees relating to Developing  Markets Trust's use of derivative  investments.
Under these guidelines, currently not more than 5% of Developing Markets Trust's assets may be  invested  in, or exposed  to,  options  and swap  agreements  (as measured at the time of investment). Thus, Developing Markets Trust's guidelines at this time do not  contemplate,  and  Developing  Markets Trust has no present intention of engaging in, the  purchase or sale of currency  futures  contracts, stock index  futures  contracts or interest rate futures  contracts.  The use of futures  contracts  can involve  substantial  risks and,  therefore,  Developing
Markets Trust would only invest in such futures  contracts  where the Investment
Manager  believes such  investments are advisable,  and then, only to the extent the guidelines  established by the Board of Trustees were so modified to include futures  contracts.  There is no current intention to modify Developing  Markets
Trust's  guidelines with respect to derivatives to include futures contracts and related  options.  Should the Board of Trustees in the future modify  Developing
Markets Trust's guidelines to permit futures contracts, Developing Markets Trust will accordingly amend its Prospectus and statement of additional information to disclose the use of this investment  strategy.  Developing Markets Trust may use derivative  strategies  seeking to protect its  assets,  implement a cash or tax management strategy and/or enhance its returns.

                                      -58-

Emerging  Markets  Appreciation  Fund is  authorized  to use various  investment strategies to: (i) hedge various market risks (such as interest rates,  currency exchange  rates  and  broad or  specific  market  movements);  (ii)  manage  the effective  maturity or duration of debt  securities or instruments it holds;  or
(iii) enhance its income or gain.

The  performance  of derivative  investments  depends,  at least in part, on the performance of an underlying asset.  Derivatives involve costs, may be volatile, and may involve a small investment  relative to the risk assumed.  To the extent that either Fund enters into any of these  transactions,  their  successful  use will depend on the Investment Manager or Advisers, as the case may be ability to predict market movements.  Risks include delivery failure,  default by the other party,  the inability to close out a position because the trading market becomes illiquid or an imperfect  correlation  between the  derivative  and the position being hedged.

Futures  contracts.  For  hedging  purposes  only,  each  Fund  may buy and sell financial futures contracts,  index futures contracts,  foreign currency futures contracts and options on any of those instruments.  A Fund also may buy and sell index futures  contracts  with respect to any stock index traded on a recognized stock exchange or board of trade. As noted above, however, the Board of Trustees has adopted  guidelines that currently do not permit Developing Markets Trust to invest in futures contracts or related options.

With respect to positions in futures and related  options that do not constitute
"bona fide hedging" positions, Emerging Markets Appreciation Fund will not enter into a futures contract or related option contract if,  immediately  thereafter, the aggregate  initial margin deposits  relating to such positions plus premiums paid by it for open futures options positions, less the amount by which any such options are  "in-the-money,"  would exceed 5% of its total assets.  In addition, the value of the  securities  on which the futures  contracts are based will not exceed 25% of Emerging Markets Appreciation Fund's total assets.

Options  on  securities  or  indices.  Each  Fund  may buy and sell  options  on securities and securities indices. A Fund may buy and sell options on securities and  securities  indices to earn  additional  income  and/or to help protect its portfolio  against market and/or  exchange rate movements,  although  Developing
Markets  Trust  presently  has  no  intention  of  doing  so.  Emerging  Markets
Appreciation Fund does not have a similar, stated intention at this time. A Fund may write  covered  call and put  options and  purchase  call and put options on securities or stock indices that are traded on U.S. and foreign exchanges and in the over-the-counter  markets.  The value of the underlying  securities on which options may be written at any one time by  Emerging  Markets  Appreciation  Fund will not exceed 25% of its total assets.  Emerging Markets Appreciation Fund may only buy options if the total premiums it pays for such options is 5% or less of its total assets.

                                      -59-

A Fund's  ability  to  reduce or  eliminate  its  futures  and  related  options positions  will  depend upon the  liquidity  of the  secondary  markets for such futures and options,  but there is no assurance that a liquid  secondary  market will exist for any particular contract or at any particular time.

Foreign  currency  transactions.  Each  Fund  may  engage  in  foreign  currency transactions.  In order to hedge against foreign  currency  exchange rate risks, each Fund may enter into forward foreign currency exchange contracts and foreign currency  futures  contracts,  as well as buy and  sell put or call  options  on foreign  currencies.  Developing Markets Trust may commit up to 20% of its total assets to forward foreign currency contracts. Emerging Markets Appreciation Fund has no specific  limitation on the percentage of assets it may commit to forward contracts,  subject to its stated investment objective and policies, except that
Emerging Markets Appreciation Fund will not enter into a forward contract if the amount  of  assets  set  aside to cover  the  contract  would  impede  portfolio
management.   Each  Fund  also  may  conduct  its  foreign   currency   exchange
transactions  on a spot (i.e.,  cash) basis at the spot rate  prevailing  in the foreign currency exchange market.

A Fund may enter into  forward  foreign  currency  exchange  contracts  (forward contracts) to attempt to minimize the risk to that Fund from adverse  changes in the  relationship  between  the U.S.  dollar and  foreign  currencies.  Emerging
Markets  Appreciation  Fund's forward  transactions may call for the delivery of one foreign  currency in exchange for another foreign  currency and may at times not involve currencies in which its portfolio securities are then denominated.

Swap  agreements.  Each Fund may enter into swap  agreements  for the purpose of attempting  to obtain a particular  desired  return at a lower cost to that Fund than if that Fund had invested  directly in a security  that yielded or produced that desired return.  However,  Emerging Markets Appreciation Fund is limited to engaging in interest  rate,  index and currency  exchange rate swap  agreements.
Developing  Markets  Trust  also may use swap  agreements  for tax  and/or  cash management purposes.

Loans of  Portfolio  Securities.  Each Fund may lend  certain  of its  portfolio securities to broker-dealers. These loans may not exceed 33 1/3% of the value of a Fund's total assets. While the Funds' securities lending programs are similar, there are some differences.  For example, Developing Markets Trust also may lend to qualified banks and, in general,  may only lend its securities to parties who meet creditworthiness standards approved by the Board of Trustees.  Furthermore,
Emerging  Markets  Appreciation  Fund must secure each such loan with collateral equal to at least 102% of the current  market  value of the  securities  loaned, whereas  Developing Markets Trust requires such collateral to equal only 100% of
the  current  market  value  of  the  loaned   securities.   Securities  lending
transactions  are  subject  to the risk  that a  counterparty  will not meet its obligations and that it may fail to return a loaned security on a timely basis.

Lower-Rated Debt Securities. Each Fund may invest in debt securities rated below investment grade,  sometimes called "junk bonds." Junk bonds generally have more credit risk than higher-rated securities.

                                      -60-

Companies  issuing high yield debt  securities are not as strong  financially as those issuing  securities with higher credit  ratings.  These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal  payments.  If an issuer  stops  making  interest  and/or  principal  payments,  payments  on  the securities may never resume.  These securities may be worthless and a Fund could lose its entire investment.

The prices of high  yield debt  securities  fluctuate  more than  higher-quality securities.  Prices are  especially  sensitive  to  developments  affecting  the company's  business and to changes in the ratings  assigned by rating  agencies.
Prices often are closely  linked with the  company's  stock prices and typically rise and fall in response to factors that affect stock prices. In addition,  the entire high yield securities market can experience sudden and sharp price swings due to changes in economic  conditions,  stock market activity,  large sustained sales by major investors, a high-profile default or other factors.

High yield securities generally are less liquid than higher-quality  securities.
Many of these securities do not trade frequently,  and when they do their prices may be  significantly  higher  or  lower  than  expected.  At  times,  it may be difficult to sell these securities  promptly at an acceptable  price,  which may limit a Fund's  ability to sell  securities  in response  to  specific  economic events or to meet redemption requests.

Repurchase Agreements.  Each Fund may enter into repurchase agreements.  Under a
repurchase  agreement,   a  Fund  agrees  to  buy  securities  from  a  bank  or
broker-dealer and then to sell the securities back to the bank or broker-dealer.
The bank or broker-dealer must transfer to that Fund's custodian securities with an initial  market value of at least 102% of the dollar amount  invested by that
Fund in each repurchase  agreement.  The Investment Manager or Advisers,  as the case may be, will monitor the value of such  securities  daily to determine that the value equals or exceeds the  repurchase  price.  Repurchase  agreements  may
involve   risks  in  the  event  of  default  or   insolvency  of  the  bank  or
broker-dealer,  including  possible delays or restrictions upon a Fund's ability to sell the underlying securities.

Russian  Securities.  Developing Markets Trust may invest in Russian securities.
Investing  in  Russian  companies  involves  a high  degree of risk and  special considerations  not typically  associated with investing in the U.S.  securities markets,  and should be  considered  highly  speculative.  These risks  include, together with Russia's  continuing  political and economic  instability  and the slow-paced  development  of its market  economy,  the  following:  (a) delays in settling portfolio  transactions and risk of loss arising out of Russia's system of share  registration  and custody;  (b) the risk that it may be  impossible or more difficult than in other countries to obtain and/or enforce a judgment;  (c)
pervasiveness of corruption,  insider trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest  associated  with  periods of  hyper-inflation);  (f) controls on foreign investment and local practices  disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Fund's ability to exchange local currencies for U.S. dollars;  (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic  reform programs  implemented  since the dissolution of the
Soviet Union and could follow  radically  different  political  and/or  economic policies to the detriment of investors,  including  non-market-oriented policies such as the support of certain  industries  at the  expense of other  sectors or investors,  a return to the centrally  planned economy that existed prior to the
dissolution  of  the  Soviet  Union,  or  the   nationalization   of  privatized
enterprises;  (h) the risks of investing in securities with  substantially  less liquidity and in issuers having significantly smaller market capitalizations, as
compared  to  securities  and  issuers  in  more  developed  markets;   (i)  the
difficulties  associated in obtaining accurate market valuations of many Russian
securities,   based  partly  on  the  limited   amount  of  publicly   available
information;  (j) the financial condition of Russian companies,  including large amounts of  inter-company  debt which may create a payments crisis on a national
scale;   (k)  dependency  on  exports  and  the   corresponding   importance  of
international  trade;  (l) the risk  that the  Russian  tax  system  will not be reformed to prevent inconsistent,  retroactive and/or exorbitant taxation or, in the  alternative,  the  risk  that a  reformed  tax  system  may  result  in the inconsistent  and  unpredictable  enforcement  of new  tax  laws;  (m)  possible difficulty  in  identifying  a buyer  of  securities  held by a Fund  due to the underdeveloped  nature  of the  securities  markets;  (n) the  possibility  that
legislation  could  restrict  the  levels  of  foreign   investment  in  certain
industries,  thereby limiting the number of investment  opportunities in Russia;
(o) the risk that  legislation  could  confer to Russian  courts  the  exclusive jurisdiction  to resolve  disputes  between  foreign  investors  and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator;  (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting  standards  applicable to Russian  companies;  and (q) because of the recent formation of the securities markets as well as the  underdeveloped  state
of  the  banking  and  telecommunications  systems,  settlement,   clearing  and
registration of securities  transactions are subject to significant risks. There is little long-term  historical data on Russian  securities markets because they are relatively new and a substantial  proportion of securities  transactions  in
Russia are privately negotiated outside of stock exchanges.

                                      -61-

Structured  Investments.  Included among the issuers of debt securities in which each Fund may invest are entities  organized and operated solely for the purpose of restructuring the investment characteristics of various securities. This type of restructuring  involves the deposit with or purchase by an entity,  such as a corporation or trust,  of specified  instruments and the issuance by that entity of one or more  classes of  securities  (structured  investments)  backed by, or representing  interests in, the  underlying  instruments.  The cash flows on the underlying  instruments  may be  apportioned  among the newly issued  structured investments to create securities with different investment  characteristics such as varying  maturities,  payment  priorities  or interest rate  provisions.  The extent of the payments made with respect to structured  investments is dependent on the  extent  of the cash  flows  on the  underlying  instruments.  Structured investments  that do not involve credit  enhancement  generally will have credit risk  that is  equivalent  to that of the  underlying  instruments.  A class  of structured investments may be either subordinated or unsubordinated to the right of payment of another class.

Certain  issuers  of  structured  investments  may be deemed  to be  "investment companies"  as defined in 1940 Act. As a result,  a Fund's  investment  in these
structured   investments   may  be  limited  by  its  investment   policies  and
restrictions regarding investments in other investment companies, as well as the
restrictions  on  such  investments   contained  in  the  1940  Act.  Structured
investments are typically sold in private placement transactions,  and there may be no active  trading  market for  structured  investments.  To the extent  such investments  are illiquid,  they will be subject to Developing  Markets  Trust's restrictions on investments in illiquid securities.

                                      -62-

When-Issued and Delayed Delivery Transactions. Each Fund may purchase securities issued on a when-issued or delayed  delivery  basis,  where payment and delivery take place at a future time beyond the normal  settlement date. Since the market price of the security may fluctuate during the time before payment and delivery, a Fund  assumes the risk that the value of the  security at delivery may be more or less than the purchase price.

             Further Information About Developing Markets Trust and
                       Emerging Markets Appreciation Fund

The Developing Markets Trust Prospectus dated May 1, 2002 and the Trust's Annual
Report to Shareholders  for the fiscal year ended December 31, 2001 are enclosed with,  and  considered  a part of this  Prospectus/Proxy  Statement.  Additional information  about  both  Funds  is  contained  in  the  SAI  relating  to  this
Prospectus/Proxy  Statement.  You may  request  free copies of the SAI and other
information   relating  to  Developing   Markets  Trust  and  Emerging   Markets
Appreciation  Fund by calling  1-800/DIAL  BEN(R)or  by  writing  to  Developing
Markets  Trust or Emerging  Markets  Appreciation  Fund at P.O.  Box 33030,  St.
Petersburg,  FL  33733-8030.  Developing  Markets  Trust  and  Emerging  Markets
Appreciation  Fund file proxy materials,  reports and other information with the
SEC in accordance  with the  informational  requirements  of the  Securities and
Exchange Act of 1934 and the 1940 Act.  These  materials  can be  inspected  and copied at the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC
20549.  Also,  copies of such material can be obtained at prescribed  rates from the SEC's Public Reference Section, Washington, DC 20549-6009, or from the SEC's
Internet address at www.sec.gov. Emerging Markets Appreciation Fund's shares are also  traded  on the  NYSE  under  the  symbol  "TEA."  Certain  reports,  proxy statements and other  information  about Emerging Markets  Appreciation Fund are filed with the NYSE and may be  inspected  at the offices of the NYSE,  20 Broad
Street, New York, New York 10005.

                               VOTING INFORMATION

How many votes are necessary to approve the Proposals?

Required Vote.  Proposal 1, the election of Directors,  requires the affirmative vote of the  holders of a  plurality  of Emerging  Markets  Appreciation  Fund's shares present and voting on the Proposal at the Meeting. Proposal 2, to approve an Agreement and Plan of Acquisition between Emerging Markets  Appreciation Fund and Developing  Markets Trust,  which provides for the acquisition by Developing
Markets  Trust  of   substantially   all  of  the  assets  of  Emerging  Markets
Appreciation  Fund in exchange  solely for Advisor Class Shares and the complete liquidation and dissolution of Emerging Markets  Appreciation Fund, requires the affirmative  vote of more  than 50% of the  total  shares  of  Emerging  Markets
Appreciation Fund outstanding and entitled to vote on the Proposal.

                                      -63-

Solicitation of Proxies.  Your vote is being solicited by the Board of Directors of Emerging Markets  Appreciation Fund.  Emerging Markets  Appreciation Fund has
engaged  Georgeson  Shareholder  Communications,  Inc.  ("Georgeson") to solicit
proxies  from  brokers,   banks,  other  institutional  holders  and  individual
shareholders  at  an  anticipated  cost  of  approximately  $21,575,   including
out-of-pocket  expenses.  Emerging  Markets  Appreciation  Fund expects that the solicitation  would be  primarily  by mail,  but  also  may  include  telephone, telecopy or oral solicitations.  If Emerging Markets  Appreciation Fund does not receive  your proxy by a certain  time,  you may receive a  telephone  call from
Georgeson  asking  you to vote.  Emerging  Markets  Appreciation  Fund  does not reimburse  Directors  and  officers of  Emerging  Markets  Appreciation  Fund or regular  employees  and  agents of  Advisers  involved  in the  solicitation  of proxies.

Voting by  Broker-Dealers.  Emerging  Markets  Appreciation  Fund expects  that, before the  Meeting,  broker-dealer  firms  holding  shares of Emerging  Markets
Appreciation  Fund in "street  name" for their  customers  will  request  voting instructions from their customers and beneficial  owners. If these  instructions are not  received  by the  date  specified  in the  broker-dealer  firms'  proxy solicitation materials, Emerging Markets Appreciation Fund understands that NYSE
Rules  permit  the  broker-dealers  to vote on  Proposal  1 on  behalf  of their customers and beneficial owners.  Certain broker-dealers may exercise discretion over  shares  held in their  name for which no  instructions  are  received  for
Proposal 1 by voting these shares in the same proportion as they vote shares for which  they  received  instructions  on  Proposal  1. NYSE  Rules do not  permit broker-dealers to vote on Proposal 2 on behalf of their customers and beneficial owners where instructions are not received.

Quorum.  A  majority  of the  shares  entitled  to vote --  present in person or represented  by proxy --  constitutes  a quorum at the Meeting.  The shares over which  broker-dealers have discretionary voting power, the shares that represent broker  non-votes  (i.e.,  shares  held by brokers or  nominees  as to which (i)
instructions  have not been  received  from the  beneficial  owners  or  persons entitled  to vote and (ii) the  broker or  nominee  does not have  discretionary voting power on a particular  matter),  and the shares whose proxies  reflect an abstention  on any item are all counted as shares  present and  entitled to vote for purposes of determining whether the required quorum of shares exists.

Methods of Tabulation.  Each  shareholder  will be entitled to one vote for each full share,  and a fractional vote for each fractional share of Emerging Markets
Appreciation  Fund held at the close of  business  on May 31,  2002,  the Record
Date.  Abstentions  and broker  non-votes will be treated as votes not cast and, therefore,  will not be counted  for  purposes of  obtaining  approval of either
Proposal.  Abstentions and broker non-votes,  therefore,  will have no effect on
Proposal 1, which requires a plurality of Emerging Markets  Appreciation  Fund's shares present and voting,  but will have the same effect as a vote "against" on
Proposal 2.

Adjournment. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but  sufficient  votes have not been  received to approve a Proposal,  the Meeting may be adjourned to permit further solicitation of proxies.  The presiding officer of the Emerging Markets Appreciation Fund for the Meeting,  the Secretary of the Meeting,  or any officer present  entitled to preside or act as Secretary of the Meeting (or a majority of the shares entitled to vote and present or  represented  by proxy) may adjourn the Meeting to permit further  solicitation  of proxies or for other reasons  consistent with Maryland law and  Emerging  Market  Appreciation  Fund's  Articles of  Incorporation  and
By-Laws.  Unless  otherwise  instructed by a shareholder  granting a proxy,  the persons designated as proxies may use their  discretionary  authority to vote as instructed by management of Emerging Markets  Appreciation  Fund on questions of adjournment.

                                      -64-

Expenses. The expenses associated with Proposal 2 will be borne by the Funds and the Investment  Manager,  while the expenses  associated with Proposal 1 will be borne by the Fund.

How do I ensure that my vote is accurately recorded?

You can vote in any one of four ways:

o    By mail, with the enclosed proxy card.

o    In person at the Meeting.

o    By  telephone  or through the  Internet;  if your  account is  eligible,  a control number is provided on your proxy card and separate instructions are enclosed.

A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Emerging  Markets  Appreciation
Fund. If you specify a vote for both Proposals,  your proxy will be voted as you indicate.  If you specify a vote for only one Proposal,  but not the other, your proxy will be voted as specified and the Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign and date the proxy card, but do not  specify a vote for  either  Proposal,  your proxy will be voted FOR both
Proposals.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to Emerging Markets  Appreciation Fund that is received at or prior to the Meeting,  or by attending  the Meeting and voting in person.

Who is entitled to vote?

Shareholders of record of Emerging Markets  Appreciation Fund on the Record Date
will be  entitled to vote at the  Meeting.  On the Record  Date,  there were [ ]
outstanding  shares  of  Emerging  Markets  Appreciation  Fund and [ ]  Emerging
Markets Appreciation Fund shareholders.

Are there dissenters' rights?

Emerging  Markets  Appreciation  Fund  shareholders  will not be entitled to any
"dissenters'  rights" because shares of Emerging Markets  Appreciation  Fund are not  afforded  such  rights  under  state law nor under its  charter  documents.
Therefore,  if the Transaction is approved,  Emerging Markets  Appreciation Fund shareholders  will be bound by the terms of the  Transaction.  A shareholder  of
Emerging  Markets  Appreciation  Fund may,  however,  sell his or her  shares of common  stock  on the  NYSE  at  any  time  prior  to the  Closing  Date  of the
Transaction.  In  addition,  following  the closing of the  Transaction,  former
Emerging Markets  Appreciation  Fund shareholders may redeem their Advisor Class
Shares at NAV,  subject  to a  redemption  fee of 2% if such  redemption  occurs within six months of the Closing Date.

                                      -65-

How do I make a proposal at the next Annual Meeting?

The shareholder vote on the Transaction  will dictate the requirements  relating to  shareholder  proposals  for the 2003  Annual  Meeting  of  Shareholders.  If
Emerging Markets  Appreciation Fund shareholders  approve Proposal 2, Developing
Markets Trust will acquire  substantially  all of the assets of Emerging Markets
Appreciation  Fund in exchange  solely for Advisor  Class  Shares of  Developing
Markets  Trust  and  Emerging  Markets  Appreciation  Fund  will  be  completely liquidated  and  dissolved.  Following  the  Closing  Date  of the  Transaction,
Emerging  Markets   Appreciation   Fund   shareholders  will  be  Advisor  Class
shareholders  of  Developing  Markets  Trust.  Developing  Markets  Trust is not
required,  and does not intend, to hold regular annual  shareholders'  meetings.
Shareholders  wishing to submit proposals for  consideration  for inclusion in a proxy  statement for the next  shareholders'  meeting  should send their written proposals to the Fund's offices,  500 East Broward  Boulevard,  Suite 2100, Fort
Lauderdale,  Florida  33394-3091,  Attention:  Secretary,  so they are  received within a reasonable time before any such meeting.

If  Emerging  Markets   Appreciation   Fund  shareholders  do  not  approve  the
Transaction,  Emerging  Markets  Appreciation  Fund will not be  liquidated  and dissolved and Emerging Markets  Appreciation  Fund's By-Laws, in addition to the
proxy  rules  under  the  federal   securities  laws,  will  govern  shareholder
proposals.  Emerging Markets  Appreciation Fund anticipates that its next annual meeting would then be held in August 2003. Shareholder proposals to be presented at the next  annual  meeting  of  Emerging  Markets  Appreciation  Fund  must be received  at  Emerging  Markets  Appreciation  Fund  offices,  500 East  Broward
Boulevard,   Suite  2100,  Fort  Lauderdale,   Florida  33394-3091,   Attention:
Secretary, no later than [__________],  2003 in order to be included in Emerging
Markets  Appreciation  Fund's proxy  statement  and proxy card  relating to that meeting and presented at the meeting.  Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy  statement or presented at the meeting.

A shareholder  who has not  transmitted a written  proposal for inclusion in the proxy  statement  by  [__________],  2003 as set forth  above,  may  nonetheless present a proposal at Emerging Markets  Appreciation Fund 2003 Annual Meeting of
Shareholders if such shareholder notifies Emerging Markets Appreciation Fund, at
Emerging Markets  Appreciation  Fund offices,  of such proposal by [__________],
2003. If a shareholder fails to give notice by this date, then the persons named as proxy holders in the proxies  solicited by the Board of Directors of Emerging
Markets  Appreciation  Fund for the 2003  Annual  Meeting  of  Shareholders  may
exercise  discretionary  voting  power  with  respect  to any such  proposal.  A shareholder proposal may be presented at the 2003 Annual Meeting of Shareholders only if such proposal  concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

                                      -66-

                           PRINCIPAL HOLDERS OF SHARES

Except as listed below,  as of the Record Date, to  Developing  Markets  Trust's
knowledge,  no other person owned  (beneficially or of record) 5% or more of the outstanding shares of Developing Markets Trust:

Name and Address of Shareholder                   Class                  Number of Shares      Percentage Owned
                                                                         Owned
------------------------------------------------- ---------------------- --------------------- -----------------------

Except as listed below, as of the Record Date, to Emerging Markets  Appreciation
Fund's knowledge,  no other person owned  (beneficially or of record) 5% or more of the outstanding shares of Emerging Markets Appreciation Fund:

Name and Address of Shareholder                   Number of Shares       Percentage Owned
                                                  Owned
------------------------------------------------- ---------------------- ---------------------

[Please  complete  information in each chart.  For any control  persons (who own more  than 25% of the  voting  securities  of a fund),  an  explanation  will be provided of the effect of that  control on the voting  rights of other  security holders.]

As of [__________],  2002, neither Developing Markets Trust nor Emerging Markets
Appreciation  Fund is  "controlled"  (as defined in the 1940 Act) by any person.
[To be confirmed.]

As of the Record Date,  to the  knowledge of  management  of each Fund,  (a) the officers and Trustees of Developing  Markets Trust, as a group,  owned of record and  beneficially  [1.17]%  of  Advisor  Class  Shares  and less  than 1% of the outstanding  voting shares of the other classes of Developing Markets Trust, and
(b) the  officers and  Directors of Emerging  Markets  Appreciation  Fund,  as a
group,  owned less than 1% of the outstanding  voting shares of Emerging Markets
Appreciation  Fund.  From time to time,  the number of Advisor  Class Shares and
Emerging Markets  Appreciation Fund shares held in the "street name" accounts of various  securities  dealers for the benefit of their clients or in  centralized securities  depositories  may  exceed  5% of the  total  shares  outstanding  of
Developing Markets Trust or Emerging Markets  Appreciation  Fund,  respectively.
[To be confirmed.]

Investment Company Act file #811-06378

                                      -67-

                     EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit

A.   Agreement  and  Plan of  Acquisition  between  Templeton  Emerging  Markets
     Appreciation Fund, Inc. and Templeton Developing Markets Trust (attached)

B.   A Comparison of Governing Documents and State Law (attached)

C.   Comparison of Developing  Markets Trust's Current and Proposed  Fundamental
     Investment   Restrictions   to   Emerging   Markets   Appreciation   Fund's
     Corresponding Fundamental Investment Restrictions (attached)

D.   Prospectus of Templeton Developing Markets Trust - Advisor Class dated May
     1, 2002 (enclosed)

E.   Annual Report to Shareholders of Templeton Developing Markets Trust for the
     fiscal year ended December 31, 2001 (enclosed)

                                      -68-

                                    EXHIBIT A

                    FORM OF AGREEMENT AND PLAN OF ACQUISITION

     THIS AGREEMENT AND PLAN OF ACQUISITION (the "Plan") is made as of this ____
day of _________,  2002, by and between Templeton Emerging Markets  Appreciation
Fund, Inc. ("Emerging Markets  Appreciation  Fund"), a corporation  incorporated under  the  laws of the  State of  Maryland  and a  non-diversified,  closed-end management  investment  company  registered under the Investment  Company Act of
1940, as amended ("1940 Act"),  with its principal place of business at 500 East
Broward  Boulevard,  Fort Lauderdale,  Florida 33394,  and Templeton  Developing
Markets Trust  ("Developing  Markets Trust"),  a business trust formed under the laws of the Commonwealth of Massachusetts and a diversified  open-end management investment  company  registered  under the 1940 Act, with its principal place of business at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394.

                                 REORGANIZATION

     The reorganization  (hereinafter referred to as the "Reorganization")  will consist of (i) the acquisition by Developing  Markets Trust of substantially all of the property,  assets and goodwill of Emerging Markets  Appreciation  Fund in exchange solely for full and fractional shares of beneficial interest, par value
$0.01 per  share,  of  Developing  Markets  Trust - Advisor  Class  ("Developing
Markets Trust Shares"); (ii) the distribution of Developing Markets Trust Shares to the  shareholders of Emerging  Markets  Appreciation  Fund according to their respective  interests in liquidation of Emerging Markets  Appreciation Fund; and
(iii)  the  dissolution  of  Emerging  Markets  Appreciation  Fund as soon as is practicable  after the closing (as defined in Section 3, hereinafter  called the
"Closing"),  all upon and  subject  to the  terms  and  conditions  of this Plan hereinafter set forth.

                                    AGREEMENT

     In order to consummate the Plan and the Reorganization and in consideration of the premises and of the covenants and agreements  hereinafter set forth,  and intending to be legally bound, the parties hereto covenant and agree as follows:

1.   SALE AND  TRANSFER  OF ASSETS,  LIQUIDATION  AND  DISSOLUTION  OF  EMERGING
     MARKETS APPRECIATION FUND.

     (a)  Subject to the terms and  conditions of this Plan,  and in reliance on the  representations and warranties of Developing Markets Trust herein contained,  and in consideration of the delivery by Developing Markets
          Trust of the number of  Developing  Markets  Trust Shares  hereinafter provided,  Emerging  Markets  Appreciation  Fund  agrees  that it will convey,  transfer  and  deliver  to  Developing  Markets  Trust at the
          Closing  all of Emerging  Markets  Appreciation  Fund's then  existing
          assets,  free  and  clear  of  all  liens,   encumbrances  and  claims
          whatsoever (other than  shareholders'  rights of redemption,  if any), except for cash,  bank  deposits or cash  equivalent  securities in an estimated  amount  necessary  to:  (i) pay the costs and  expenses  of carrying out this Plan (including, but not limited to, fees of counsel and  accountants,  and  expenses of its  liquidation  and  dissolution contemplated hereunder), which costs and expenses shall be established on Emerging Markets  Appreciation  Fund's books as liability reserves;
          (ii) discharge its unpaid liabilities on its books at the closing date
          (as  defined in Section 3,  hereinafter  called the  "Closing  Date"), including,  but not limited to, its income dividends and capital gains distributions,  if any,  payable for the period prior to, and through, the Closing Date and excluding those  liabilities that would otherwise be discharged at a later date in the ordinary course of business;  and
          (iii) pay such  contingent  liabilities  as the Board of  Directors of
          Emerging Markets Appreciation Fund (the "Emerging Markets Appreciation
          Fund Board") shall  reasonably deem to exist against  Emerging Markets
          Appreciation  Fund, if any, at the Closing Date, for which  contingent and other  appropriate  liability  reserves  shall be  established  on
          Emerging Markets Appreciation Fund's books (hereinafter "Net Assets").
          Emerging  Markets  Appreciation  Fund  shall  also  retain any and all rights  that it may have over and  against  any  person  that may have arisen up to and including the close of business on the Closing Date.

                                      A-1

     (b)  Subject to the terms and  conditions of this Plan,  and in reliance on the  representations  and warranties of Emerging Markets  Appreciation
          Fund herein contained,  and in consideration of such sale, conveyance, transfer and delivery,  Developing Markets Trust agrees at the Closing to  deliver  to  Emerging  Markets  Appreciation  Fund the  number  of
          Developing Markets Trust Shares, determined by: (a) dividing the value of Emerging  Markets  Appreciation  Fund's Net Assets by the number of outstanding  shares of common  stock,  par value  $0.01 per share,  of
          Emerging Markets  Appreciation  Fund ("Emerging  Markets  Appreciation
          Fund Shares");  (b) dividing the value of Developing  Markets  Trust's net assets  attributable  to  Developing  Markets  Trust Shares by the number of outstanding  Developing  Markets Trust Shares;  (c) dividing the quotient calculated in step (a) by the quotient calculated in step
          (b); and (d)  multiplying  the quotient  calculated in step (c) by the number of outstanding  Emerging Markets Appreciation Fund Shares as of
          4:00 p.m.  Eastern time on the Closing Date.  All such values shall be determined  in the  manner  and as of the time set forth in  Section 2 hereof.

     (c)  Immediately following the Closing,  Emerging Markets Appreciation Fund shall effect a  liquidating  distribution  of the  Developing  Markets
          Trust Shares received by Emerging Markets  Appreciation  Fund pursuant to this  Section  1,  together  with  any  other  assets,  pro rata to
          Emerging Markets  Appreciation Fund's shareholders of record as of the close of business on the Closing Date. Such  liquidating  distribution shall be  accomplished by the  establishment  of accounts on the share records of Developing Markets Trust of the type and in the amounts due such shareholders  based on their respective  holdings as of the close of business on the Closing Date.  Fractional  Developing Markets Trust
          Shares shall be carried to the third decimal place.  As promptly as is
          practicable  after  the  Closing,   each  holder  of  any  outstanding
          certificate or certificates representing Emerging Markets Appreciation
          Fund Shares  shall be entitled to  surrender  the same to the transfer agent for  Developing  Markets  Trust in  exchange  for the  number of
          Developing  Markets  Trust  Shares  into  which the  Emerging  Markets
          Appreciation Fund Shares theretofore represented by the certificate or certificates so surrendered  shall have been  converted.  Certificates for  Developing  Markets  Trust  Shares  shall not be  issued,  unless specifically requested by the shareholders. Until so surrendered, each outstanding  certificate  which,  prior  to the  Closing,  represented
          Emerging  Markets  Appreciation  Fund  Shares  shall be deemed for all
          Developing  Markets  Trust's  purposes  to evidence  ownership  of the number of  Developing  Markets  Trust  Shares into which the  Emerging
          Markets  Appreciation  Fund Shares  (which  prior to the Closing  were represented  thereby)  have been  converted.  Promptly  following  the
          Closing and the  liquidating  distribution  of the Developing  Markets
          Trust Shares (and any  resolution of  litigation  or other  contingent liabilities), Emerging Markets Appreciation Fund shall be dissolved.

                                      A-2

2.   VALUATION.

     (a)  The value of  Emerging  Markets  Appreciation  Fund's Net Assets to be
          acquired by Developing Markets Trust hereunder shall be computed as of
          4:00 p.m. Eastern time on the Closing Date in a manner consistent with the valuation  procedures  described in Emerging Markets  Appreciation
          Fund's  registration  statement on Form N-2 dated April 29,  1994,  as such  disclosures  have been amended to date by any: (i) amendments to
          Emerging  Markets  Appreciation  Fund's  Form N-2 filed  with the U.S.
          Securities and Exchange  Commission  (the "SEC");  (ii) press releases issued on behalf of  Emerging  Markets  Appreciation  Fund;  and (iii)
          Emerging Markets  Appreciation Fund annual or semi-annual reports sent to shareholders pursuant to Section 30 of the 1940 Act (together,  the
          "Emerging Markets Appreciation Fund Disclosure Documents").

     (b)  The net asset value per Emerging Markets Appreciation Fund Share shall be determined to the second decimal place as of 4:00 p.m. Eastern time on  the  Closing  Date  in a  manner  consistent  with  the  valuation
          procedures   described  in  Emerging   Markets   Appreciation   Fund's
          Disclosure Documents.

     (c)  The net asset value of a share of  beneficial  interest of  Developing
          Markets Trust Shares shall be  determined to the second  decimal place as of  4:00  p.m.  Eastern  time  on  the  Closing  Date  in a  manner consistent  with the  valuation  procedures  described  in  Developing
          Markets Trust's currently effective prospectus.

3.   CLOSING AND CLOSING DATE.

     The Closing  Date shall be _________  __,  2002,  or such later date as the parties may mutually agree. The Closing shall take place at the principal office of  Developing  Markets  Trust at 5:00 p.m.  Eastern  time, on the Closing Date.
Emerging  Markets  Appreciation  Fund shall have provided for delivery as of the
Closing  of  those  Net  Assets  of  Emerging  Markets  Appreciation  Fund to be
transferred to the account of Developing  Markets  Trust's  custodian,  JPMorgan
Chase Bank, MetroTech Center,  Brooklyn,  New York 11245. Also, Emerging Markets
Appreciation  Fund shall deliver at the Closing a list of names and addresses of the shareholders of record of its Emerging Markets  Appreciation Fund Shares and the number of full and  fractional  shares of common  stock of Emerging  Markets
Appreciation  Fund Shares  owned by each such  shareholder,  indicating  thereon which such  shares are  represented  by  outstanding  certificates  and which by book-entry  accounts,  all as of 4:00 p.m.  Eastern  time on the  Closing  Date, certified by its transfer  agent or by its President or a Vice  President to the best of its or his or her knowledge and belief.  Developing  Markets Trust shall issue and  deliver a  certificate  or  certificates  evidencing  the  Developing
Markets  Trust  Shares  to be  delivered  to the  account  of  Emerging  Markets
Appreciation  Fund at said  transfer  agent  registered  in such  manner  as the officers of Emerging Markets  Appreciation Fund may request, or provide evidence satisfactory to Emerging Markets  Appreciation Fund that such Developing Markets
Trust  Shares  have been  registered  in an account  on the books of  Developing
Markets  Trust in such manner as the officers of Emerging  Markets  Appreciation
Fund may request.

                                      A-3

4.   REPRESENTATIONS AND WARRANTIES BY DEVELOPING MARKETS TRUST.

     Developing  Markets  Trust  represents  and  warrants to  Emerging  Markets
Appreciation Fund that:

     (a)  Developing  Markets Trust is a business trust formed under the laws of the  Commonwealth of  Massachusetts  on August 9, 1991, and is validly existing under the laws of that Commonwealth. Developing Markets Trust is duly  registered  under  the  1940 Act as an  open-end,  management investment company and all of the Developing Markets Trust Shares sold were sold pursuant to an effective  registration statement filed under the  Securities  Act of 1933, as amended (the "1933 Act"),  except for those shares sold pursuant to the private  offering  exemption for the purpose of raising the required initial capital.

     (b)  Developing Markets Trust is authorized to issue an unlimited number of shares of beneficial  interest of Developing Markets Trust Shares, par value $0.01 per share,  each outstanding share of which is fully paid, non-assessable,  freely  transferable  and  has  full  voting  rights.
          Developing  Markets  Trust is  further  divided  into five  classes of shares  of  which  Developing  Markets  Trust  Shares  is one,  and an unlimited number of shares of beneficial interest, par value $0.01 per share, have been allocated and designated to Developing  Markets Trust
          Shares.

     (c)  The audited  financial  statements  appearing  in  Developing  Markets
          Trust's  Annual  Report to  Shareholders  for the  fiscal  year  ended
          December 31, 2001,  audited by  PricewaterhouseCoopers  LLP, a copy of which has been delivered to Emerging Markets Appreciation Fund, fairly present the financial  position of Developing  Markets Trust as of the respective  dates  indicated and the results of its operations for the periods  indicated in conformity  with generally  accepted  accounting principles applied on a consistent basis.

     (d)  The books and records of Developing Markets Trust accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Developing Markets Trust.

                                      A-4

     (e)  Developing  Markets  Trust has the  necessary  power and  authority to conduct its business as such business is now being conducted.

     (f)  Developing  Markets  Trust is not a party to or  obligated  under  any provision of its  Declaration  of Trust or its By-laws  (together,  as
          each  has  been  amended  to  date,  the  "Developing   Markets  Trust
          Documents"),  or any contract or any other  commitment or  obligation, and is not  subject to any order or decree,  that would be violated by its execution of or performance under this Plan.

     (g)  Developing  Markets  Trust has  elected to be  treated as a  regulated investment  company ("RIC") for federal income tax purposes under Part
          I of  Subchapter  M of the Internal  Revenue Code of 1986,  as amended
          (the  "Code"),  and it has  qualified  as a RIC for each  taxable year since its  inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

     (h)  Developing  Markets  Trust is not under  jurisdiction  of a Court in a
          Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

5.   REPRESENTATIONS AND WARRANTIES BY EMERGING MARKETS APPRECIATION FUND.

     Emerging  Markets  Appreciation  Fund represents and warrants to Developing
Markets Trust that:

     (a)  Emerging Markets Appreciation Fund is a corporation incorporated under the laws of the State of Maryland on February 16, 1994, and is validly existing under the laws of that State.  Emerging Markets  Appreciation
          Fund is duly  registered  under  the  1940  Act as a  non-diversified, closed-end  management  investment  company  and  all of the  Emerging
          Markets  Appreciation  Fund Shares sold were sold in compliance in all material  respects with  applicable  registration  requirements of the
          1933 Act.

     (b)  Emerging Markets  Appreciation Fund is authorized to issue one hundred million  (100,000,000)  shares of  common  stock of  Emerging  Markets
          Appreciation  Fund, par value $0.01 per share,  each outstanding share of which is fully paid,  non-assessable,  freely  transferable and has full voting  rights.  Emerging  Markets  Appreciation  Fund  currently issues shares of one (1) class,  and it has not  designated any series of shares.

     (c)  The  unaudited  financial  statements  appearing  in Emerging  Markets
          Appreciation   Fund's  Semi-Annual  Report  to  Shareholders  for  the
          six-month  period ended  September  30, 2001, a copy of which has been delivered to Developing  Markets  Trust,  fairly present the financial position of Emerging  Markets  Appreciation  Fund as of the respective dates  indicated  and the  results of its  operations  for the periods indicated in conformity with generally accepted accounting  principles applied on a consistent  basis. If available,  a copy of the financial statements  appearing in Emerging Markets  Appreciation  Fund's Annual
          Report to  Shareholders  for the  fiscal  year ended  March 31,  2002, audited by PricewaterhouseCoopers LLP, will be delivered to Developing
          Markets  Trust which will fairly  present  the  financial  position of
          Emerging  Markets   Appreciation  Fund  as  of  the  respective  dates
          indicated and the results of its operations for the periods  indicated
          in conformity with generally accepted accounting principles applied on a consistent basis.

                                      A-5

     (d)  The books and records of Emerging Markets Appreciation Fund accurately summarize  the  accounting  data  represented  and contain no material omissions  with  respect to the business  and  operations  of Emerging
          Markets Appreciation Fund.

     (e)  Emerging  Markets  Appreciation  Fund  has  the  necessary  power  and authority  to  conduct  its  business  as such  business  is now being conducted.

     (f)  Emerging  Markets  Appreciation  Fund is not a party  to or  obligated under any  provision  of its Articles of  Incorporation  or its Bylaws
          (together,  as each has been amended to date,  the  "Emerging  Markets
          Appreciation Fund Corporate Documents"),  or any contract or any other commitment or  obligation,  and is not subject to any order or decree, that would be violated by its execution of or  performance  under this
          Plan.

     (g)  Emerging Markets  Appreciation Fund has elected to be treated as a RIC for federal  income tax purposes  under Part I of  Subchapter M of the
          Code,  and it has  qualified  as a RIC for each taxable year since its inception  and  will  qualify  as a RIC as of the  Closing  Date,  and consummation  of the  transactions  contemplated  by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

     (h)  Emerging  Markets  Appreciation  Fund is not under  jurisdiction  of a
          Court in a Title 11 or  similar  case  within  the  meaning of Section
          368(a)(3)(A) of the Code.

6.   REPRESENTATIONS  AND WARRANTIES BY EMERGING MARKETS  APPRECIATION  FUND AND
     DEVELOPING MARKETS TRUST.

     Emerging  Markets  Appreciation  Fund and  Developing  Markets  Trust  each represents and warrants to the other that:

     (a)  The  statement of assets and  liabilities  to be furnished by it as of
          4:00  p.m.  Eastern  time on the  Closing  Date,  for the  purpose  of determining the number of Developing Markets Trust Shares to be issued pursuant to Section 1 of this Plan,  will  accurately  reflect its Net
          Assets in the case of Emerging Markets  Appreciation  Fund and its net assets in the case of  Developing  Markets  Trust and the  outstanding
          Emerging Markets Appreciation Fund Shares and Developing Markets Trust
          Shares,  respectively,  as of such date, in conformity  with generally accepted accounting principles applied on a consistent basis.

     (b)  At the Closing,  it will have good and marketable  title to all of the securities  and other  assets  shown on the  statement  of assets  and liabilities  referred to in (a) above,  free and clear of all liens or encumbrances of any nature  whatsoever,  except such  imperfections of title or encumbrances  as do not materially  detract from the value or use of the assets subject thereto, or materially affect title thereto.

                                      A-6

     (c)  Except  as has  been  previously  disclosed  in the  Emerging  Markets
          Appreciation  Fund  Disclosure  Documents  or  in  Developing  Markets
          Trust's  currently  effective  prospectus,  there is no material suit, judicial  action,  or legal or  administrative  proceeding  pending or threatened  against Emerging Markets  Appreciation  Fund or Developing
          Markets Trust, respectively.

     (d)  There are no known  actual or  proposed  deficiency  assessments  with respect to any taxes payable by it.

     (e)  The  execution,  delivery and  performance of this Plan have been duly authorized  by all  necessary  action  of the  Board  of  Trustees  of
          Developing  Markets  Trust (the " Developing  Markets Trust Board") or
          the Emerging Markets Appreciation Fund Board,  respectively,  and this
          Plan  constitutes  a  valid  and  binding  obligation  enforceable  in accordance with its terms.

     (f)  It  anticipates  that the  consummation  of this  Plan  will not cause either Emerging Markets  Appreciation Fund or Developing Markets Trust
          to fail to conform to the requirements of Subchapter M of the Code for federal income taxation as a RIC at the end of its fiscal year.

     (g)  It has the  necessary  power and  authority to conduct its business as such business is now being conducted.

7.   COVENANTS OF EMERGING  MARKETS  APPRECIATION  FUND AND  DEVELOPING  MARKETS
     TRUST.

     (a)  Emerging Markets  Appreciation Fund and Developing  Markets Trust each covenants to operate its  respective  business as presently  conducted between the date hereof and the Closing.

     (b)  Emerging Markets Appreciation Fund undertakes that it will not acquire
          Developing   Markets   Trust   Shares   for  the   purpose  of  making
          distributions   thereof  to  anyone   other  than   Emerging   Markets
          Appreciation Fund's shareholders.

     (c)  Emerging  Markets  Appreciation  Fund undertakes that, if this Plan is consummated,  it  will  dissolve  its  corporate  existence,  file  an application  pursuant  to  Section  8(f) of the  1940 Act for an order declaring that it has ceased to be an investment  company and take the necessary actions, including making the necessary filings, to withdraw its shares from  listing on those stock  exchanges  on which  Emerging
          Markets Appreciation Fund Shares are listed as of the Closing Date.

     (d)  Emerging Markets  Appreciation Fund and Developing  Markets Trust each agrees that, by the Closing,  all of its federal and other tax returns and  reports  required by law to be filed on or before such date shall have been filed,  and all federal and other taxes shown as due on said returns shall have either been paid or had adequate liability reserves created for the payment of such taxes.

                                      A-7

     (e)  At the  Closing,  Emerging  Markets  Appreciation  Fund  will  provide
          Developing  Markets Trust a copy of the shareholder  ledger  accounts, certified by Emerging  Markets  Appreciation  Fund's transfer agent or its  President  or a Vice  President  to the best of its or his or her knowledge  and  belief,  for  all of the  shareholders  of  record  of
          Emerging Markets Appreciation Fund Shares as of 4:00 p.m. Eastern time on the  Closing  Date who are to  become  shareholders  of  Developing
          Markets  Trust as a  result  of the  transfer  of  assets  that is the subject of this Plan.

     (f)  Emerging  Markets  Appreciation  Fund  agrees  to  mail to each of its shareholders  of  record  entitled  to  vote  at  the  meeting  of its shareholders  at which  action  on this Plan is to be  considered,  in sufficient time to comply with  requirements  as to notice thereof,  a combined  Prospectus and Proxy Statement that complies in all material respects  with  the  applicable  provisions  of  Section  14(a) of the
          Securities Exchange Act of 1934, as amended,  and Section 20(a) of the
          1940 Act, and the rules and regulations, respectively, thereunder.

     (g)  Developing  Markets  Trust  will  file  with  the  SEC a  registration statement  on Form N-14  under  the 1933 Act  relating  to  Developing
          Markets  Trust Shares  issuable  hereunder  (the " Developing  Markets
          Trust N-14 Registration Statement"),  and will use its best efforts to provide that the Developing Markets Trust N-14 Registration  Statement
          becomes  effective  as  promptly  as is  practicable.  At the  time it becomes  effective,  the  Developing  Markets Trust N-14  Registration
          Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations  promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a  material  fact  required  to be stated  therein or necessary to make the statements  therein not misleading.  At the time the  Developing  Markets  Trust N-14  Registration  Statement  becomes effective,  at  the  time  of  Emerging  Markets  Appreciation  Fund's shareholders'  meeting to consider this Plan, and at the Closing Date, the Prospectus and Statement of Additional Information included in the
          Developing Markets Trust N-14 Registration  Statement will not contain any untrue  statement  of a material  fact or omit to state a material fact  necessary to make the  statements  therein,  in the light of the circumstances under which they were made, not misleading.

     (h)  Emerging Markets  Appreciation Fund and Developing  Markets Trust each agrees that, before the Closing,  it will deliver to the other party a copy of the  resolutions,  adopted  and  approved  by the  appropriate action of its Board,  certified by its President,  a Vice President or an  equivalent  officer  of  Emerging  Markets  Appreciation  Fund  or
          Developing  Markets Trust,  respectively,  approving the imposition by
          Developing  Markets Trust of a 2% redemption  fee on those  Developing
          Markets Trust Shares issued as part of the Reorganization  pursuant to this  Plan to  Emerging  Markets  Appreciation  Fund  shareholders  in exchange for their Emerging Markets  Appreciation Fund Shares that are redeemed or exchanged out of  Developing  Markets Trust within six (6)
          months after the Closing Date.

                                      A-8

8.   CONDITIONS  PRECEDENT TO BE FULFILLED BY EMERGING MARKETS APPRECIATION FUND
     AND DEVELOPING MARKETS TRUST.

     The  consummation  of this Plan hereunder shall be subject to the following respective conditions:

     (a)  That:  (i) all the  representations  and warranties of the other party contained  herein shall be true and correct as of the Closing with the same  effect as  though  made as of and at such  date;  (ii) the other party shall have performed all obligations required by this Plan to be performed by it prior to the Closing;  and (iii) the other party shall have delivered to such party a certificate signed by its President,  a
          Vice President or an equivalent officer to the foregoing effect.

     (b)  That each party shall have  delivered to the other party a copy of the resolutions approving the Plan adopted and approved by the appropriate action of the Emerging Markets  Appreciation  Fund Board or Developing
          Markets Trust Board,  as  appropriate,  certified by its President,  a
          Vice   President  or  an  equivalent   officer  of  Emerging   Markets
          Appreciation Fund or Developing Markets Trust, respectively.

     (c)  That the SEC shall not have issued an  unfavorable  management  report under  Section  25(b) of the 1940 Act or  instituted  or threatened to institute any proceeding  seeking to enjoin  consummation  of the Plan under  Section 25(c) of the 1940 Act.  And,  further,  no other legal, administrative  or other  proceeding  shall  have been  instituted  or threatened  that would  materially  affect the financial  condition of either party or would prohibit the transactions contemplated hereby.

     (d)  That this Plan and the Reorganization  contemplated  hereby shall have
          been   adopted  and  approved  by  the   appropriate   action  of  the
          shareholders  of Emerging  Markets  Appreciation  Fund at an annual or special meeting or any adjournment thereof.

     (e)  That a  distribution  or  distributions  shall have been  declared for
          Emerging  Markets  Appreciation  Fund prior to the Closing  Date that, together  with all  previous  distributions,  shall have the effect of distributing  to its  shareholders  (i) all of its ordinary income and all of its capital  gain net income,  if any,  for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing
          Date; and (ii) any undistributed  ordinary income and capital gain net income  from any  period to the  extent  not  otherwise  declared  for distribution.  Capital gain net income has the meaning given such term by Section 1222(a) of the Code.

     (f)  That there shall be delivered to Emerging  Markets  Appreciation  Fund and Developing Markets Trust an opinion from Messrs. Stradley,  Ronon,
          Stevens & Young,  LLP, counsel to Emerging Markets  Appreciation  Fund and  Developing  Markets  Trust,  to the  effect  that,  provided  the acquisition contemplated hereby is carried out in accordance with this
          Plan and the laws of the State of  Maryland  and the  Commonwealth  of
          Massachusetts, and based upon certificates of the officers of Emerging
          Markets  Appreciation Fund and Developing Markets Trust with regard to matters of fact:

                                      A-9

          (1)  The acquisition by Developing  Markets Trust of substantially all the assets of Emerging Markets  Appreciation Fund as provided for herein in exchange for Developing  Markets Trust Shares  followed by the distribution by Emerging Markets  Appreciation Fund to its shareholders  of  Developing  Markets  Trust  Shares in  complete liquidation of Emerging Markets Appreciation Fund will qualify as a reorganization  within the meaning of Section  368(a)(1) of the
               Code,  and  Emerging  Markets  Appreciation  Fund and  Developing
               Markets Trust will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

          (2)  No  gain  or  loss  will  be  recognized   by  Emerging   Markets
               Appreciation  Fund upon the transfer of substantially  all of its assets to Developing  Markets Trust in exchange solely for voting shares of Developing Markets Trust (Sections 361(a) and 357(a) of
               the Code);

          (3)  No gain or loss will be recognized  by  Developing  Markets Trust upon the receipt of  substantially  all of the assets of Emerging
               Markets Appreciation Fund in exchange solely for voting shares of
               Developing Markets Trust (Section 1032(a) of the Code);

          (4)  No  gain  or  loss  will  be  recognized   by  Emerging   Markets
               Appreciation  Fund upon the  distribution  of Developing  Markets
               Trust  Shares to its  shareholders  in  liquidation  of  Emerging
               Markets  Appreciation  Fund (in  pursuance of the Plan)  (Section
               361(c)(1) of the Code);

          (5)  The basis of the assets of  Emerging  Markets  Appreciation  Fund received  by  Developing  Markets  Trust  will be the same as the basis  of such  assets  to  Emerging  Markets  Appreciation  Fund immediately  prior to the  reorganization  (Section 362(b) of the
               Code);

          (6)  The holding period of the assets of Emerging Markets Appreciation
               Fund received by Developing Markets Trust will include the period
               during   which  such  assets   were  held  by  Emerging   Markets
               Appreciation Fund (Section 1223(2) of the Code);

          (7)  No  gain  or  loss  will be  recognized  to the  shareholders  of
               Emerging  Markets  Appreciation  Fund upon the  exchange of their shares in Emerging Markets Appreciation Fund for voting shares of
               Developing  Markets Trust,  including  fractional shares to which they may be entitled (Section 354(a) of the Code);

          (8)  The basis of  Developing  Markets  Trust  Shares  received by the shareholders of Emerging Markets  Appreciation  Fund shall be the same as the  basis  of the  Emerging  Markets  Appreciation  Fund
               Shares exchanged therefore (Section 358(a)(1) of the Code);

          (9)  The holding period of Developing Markets Trust Shares received by shareholders  of Emerging  Markets  Appreciation  Fund (including fractional shares to which they may be entitled) will include the holding period of the Emerging Markets  Appreciation  Fund Shares surrendered  in exchange  therefore,  provided  that the Emerging
               Markets  Appreciation Fund Shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code);
               and

                                      A-10

          (10) Developing Markets Trust will succeed to and take into account as of the date of the transfer (as defined in Section  1.381(b)-1(b)
               of  the   regulations   issued  by  the  United  States  Treasury
               ("Treasury   Regulations"))   the  items  of   Emerging   Markets
               Appreciation  Fund  described  in  Section  381(c)  of the  Code, subject to the conditions and  limitations  specified in Sections
               381, 382, 383 and 384 of the Code and the Treasury Regulations.

     (g)  That there shall be delivered to  Developing  Markets Trust an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon,
          Stevens & Young, LLP, counsel to Emerging Markets  Appreciation  Fund, to the  effect  that,  subject  in all  respects  to  the  effects  of
          bankruptcy,   insolvency,   reorganization,   moratorium,   fraudulent
          conveyance  and other laws now or hereafter  affecting  generally  the enforcement of creditors' rights:

          (1)  Emerging Markets Appreciation Fund is a corporation  incorporated under the laws of the State of Maryland on February 16, 1994, and is a validly existing  corporation and in good standing under the laws of that state;

          (2)  Emerging  Markets  Appreciation  Fund is  authorized to issue one hundred million  (100,000,000)  shares of common stock, par value
               $0.01 per share.  Emerging  Markets  Appreciation  Fund currently issues  shares  of one (1) class  and it has not  designated  any series of  shares.  Assuming  that the  initial  shares of common stock of  Emerging  Markets  Appreciation  Fund  were  issued  in
               accordance   with  the  1940   Act  and  the   Emerging   Markets
               Appreciation  Fund  Corporate  Documents,   and  that  all  other
               outstanding  shares of Emerging  Markets  Appreciation  Fund were sold,  issued and paid for in compliance in all material respects with applicable  registration  requirements of the 1933 Act, each such  outstanding  share is fully  paid,  non-assessable,  freely transferable  and has full voting rights in  accordance  with the
               terms  of  the  Emerging  Markets   Appreciation  Fund  Corporate
               Documents;

          (3)  Emerging    Markets    Appreciation    Fund   is   a   closed-end
               non-diversified   investment   company  of  the  management  type
               registered as such under the 1940 Act;

          (4)  Except as  disclosed in the Emerging  Markets  Appreciation  Fund
               Disclosure Documents,  such counsel does not know of any material suit,  action or legal or  administrative  proceeding  pending or
               threatened  against  Emerging  Markets   Appreciation  Fund,  the
               unfavorable  outcome  of which  would  materially  and  adversely affect Emerging Markets Appreciation Fund;

                                      A-11

          (5)  All corporate  actions  required to be taken by Emerging  Markets
               Appreciation  Fund to  authorize  this  Plan  and to  effect  the
               Reorganization  contemplated  hereby have been duly authorized by all necessary action on the part of Emerging Markets Appreciation
               Fund; and

          (6)  The  execution,  delivery or performance of this Plan by Emerging
               Markets  Appreciation  Fund will not violate any provision of the
               Emerging Markets  Appreciation Fund Corporate  Documents,  or the
               provisions  of any  agreement or other  instrument  known to such counsel to which Emerging Markets Appreciation Fund is a party or by which Emerging Markets  Appreciation  Fund is otherwise bound;
               this Plan is the legal,  valid and binding obligation of Emerging
               Markets  Appreciation  Fund and is enforceable  against  Emerging
               Markets Appreciation Fund in accordance with its terms.

     In giving the opinions  set forth above,  this counsel may state that it is relying on certificates of the officers of Emerging  Markets  Appreciation  Fund with  regard  to  matters  of  fact,  and  certain  certifications  and  written statements  of  governmental  officials  with  respect to the good  standing  of
Emerging Markets Appreciation Fund.

     (h)  That there shall be delivered to Emerging Markets Appreciation Fund an opinion  in  form  and  substance  satisfactory  to  it  from  Messrs.
          Stradley,  Ronon,  Stevens & Young, LLP, counsel to Developing Markets
          Trust,  to the effect that,  subject in all respects to the effects of
          bankruptcy,   insolvency,   reorganization,   moratorium,   fraudulent
          conveyance  and other laws now or hereafter  affecting  generally  the enforcement of creditors' rights:

          (1)  Developing  Markets  Trust is a business  trust  formed under the laws of the  Commonwealth of  Massachusetts on August 9, 1991 and
               is a validly  existing  business trust and in good standing under the laws of that Commonwealth;

          (2)  Developing  Markets  Trust is  authorized  to issue an  unlimited number of  shares of  beneficial  interest,  par value  $0.01 per share.  Developing  Markets  Trust is further  divided  into five classes  of shares of which  Developing  Markets  Trust - Advisor
               Class  Shares  is one,  and an  unlimited  number  of  shares  of
               beneficial  interest,   par  value  $0.01  per  share,  has  been
               allocated  and  designated  to  Developing  Markets Trust Shares.
               Assuming  that the initial  Developing  Markets  Trust  Shares of beneficial  interest  were issued in  accordance  in all material respects  with  the  1940 Act and the  Developing  Markets  Trust
               Documents,  and that all other  outstanding  shares of Developing
               Markets Trust were sold, issued and paid for in accordance in all material  respects with the terms of Developing  Markets  Trust's prospectus  in  effect  at the  time of  such  sales,  each  such
               outstanding   share  is  fully   paid,   non-assessable,   freely
               transferable  and has full voting rights in  accordance  with the terms of the Developing Markets Trust Documents;

                                      A-12

          (3)  Developing  Markets Trust is an open-end  diversified  investment company of the management  type registered as such under the 1940
               Act;

          (4)  Except as  disclosed  in  Developing  Markets  Trust's  currently effective prospectus,  such counsel does not know of any material suit,  action or legal or  administrative  proceeding  pending or threatened  against  Developing  Markets Trust,  the  unfavorable outcome of which would materially and adversely affect Developing
               Markets Trust;

          (5)  Developing  Markets  Trust  Shares to be issued  pursuant  to the terms of this Plan have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable  by Developing  Markets
               Trust;

          (6)  All trust  actions  required  to be taken by  Developing  Markets
               Trust to  authorize  this Plan and to effect  the  Reorganization contemplated  hereby have been duly  authorized  by all necessary action on the part of Developing Markets Trust;

          (7)  The execution, delivery or performance of this Plan by Developing
               Markets  Trust will not violate any  provision of the  Developing
               Markets Trust  Documents,  or the  provisions of any agreement or other  instrument  known  to such  counsel  to  which  Developing
               Markets Trust is a party or by which Developing  Markets Trust is otherwise  bound;  this  Plan is the  legal,  valid  and  binding obligation of Developing Markets Trust and is enforceable against
               Developing Markets Trust in accordance with its terms; and

          (8)  The Developing Markets Trust N-14 Registration Statement has been declared or, by operation of rule, has become effective under the
               1933 Act,  and, to the best  knowledge of such  counsel,  no stop order suspending the effectiveness of such Registration Statement has been issued,  and no  proceedings  for such purpose have been instituted  or are pending  before or threatened by the SEC under the 1933 Act,  and nothing has come to counsel's  attention  that causes it to believe  that,  at the time the  Developing  Markets
               Trust N-14  Registration  Statement became  effective,  or at the
               Closing,  such  Registration  Statement (except for the financial statements  and other  financial  and  statistical  data included therein,  as to which  counsel  need  not  express  an  opinion), contained  any untrue  statement of a material fact or omitted to state a material fact required to be stated  therein or necessary to make the statements  therein not misleading;  and such counsel knows  of no  legal  or  government  proceedings  required  to be described  in the  Developing  Markets  Trust  N-14  Registration
               Statement, or of any contract or document of a character required to be described in the Developing Markets Trust N-14 Registration
               Statement that is not described as required.

                                      A-13

     In giving the opinions  set forth above,  this counsel may state that it is relying on certificates of the officers of Developing  Markets Trust with regard to matters  of fact,  and  certain  certifications  and  written  statements  of governmental  officials with respect to the good standing of Developing  Markets
Trust.

     (i)  That  Emerging  Markets   Appreciation  Fund  shall  have  received  a
          certificate  from the  President  or a Vice  President  of  Developing
          Markets  Trust to the  effect  that the  statements  contained  in the
          Developing Markets Trust N-14 Registration  Statement, at the time the
          Developing Markets Trust N-14 Registration Statement became effective, at the date of the signing of this Plan,  and at the Closing,  did not contain  any untrue  statement  of a material  fact or omit to state a material fact  required to be stated  therein or necessary to make the statements therein not misleading.

     (j)  That the  Developing  Markets Trust N-14  Registration  Statement with respect to Developing Markets Trust Shares to be delivered to Emerging
          Markets  Appreciation Fund's shareholders in accordance with this Plan shall  have  become  effective,  and  no  stop  order  suspending  the effectiveness  of  the  Developing  Markets  Trust  N-14  Registration
          Statement or any  amendment  or  supplement  thereto,  shall have been issued prior to the Closing Date or shall be in effect at Closing, and no  proceedings  for the issuance of such an order shall be pending or threatened on that date.

     (k)  That Developing  Markets Trust Shares to be delivered  hereunder shall be eligible for sale with each state  commission  or agency with which such  eligibility  is required in order to permit  Developing  Markets
          Trust  Shares  lawfully  to be  delivered  to each  holder of Emerging
          Markets Appreciation Fund Shares.

     (l)  That, at the Closing, there shall be transferred to Developing Markets
          Trust,  aggregate  Net Assets of Emerging  Markets  Appreciation  Fund
          comprising  at least 90% in fair market  value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Emerging Markets Appreciation Fund on the Closing Date.

     (m)  That  there be  delivered  to  Developing  Markets  Trust  information concerning the tax basis of Emerging Markets  Appreciation Fund in all securities  transferred  to Developing  Markets  Trust,  together with shareholder  information  including the names,  addresses and taxpayer
          identification   numbers  of  the  shareholders  of  Emerging  Markets
          Appreciation Fund as of the Closing Date, the number of shares held by each shareholder,  the dividend  reinvestment  elections applicable to each  shareholder,  and the backup  withholding and nonresident  alien withholding  certifications,  notices or records on file with Emerging
          Markets Appreciation Fund with respect to each shareholder.

     (n)  That all consents of other parties, and all other consents, orders and permits of federal,  state and local regulatory authorities (including those  of the  SEC  and of  state  Blue  Sky  securities  authorities, including any necessary "no-action" positions or exemptive orders from such federal and state  authorities),  required to permit consummation of the  Reorganization  contemplated  hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not  involve a risk of a  material  adverse  effect  on the  assets or properties of Emerging Markets Appreciation Fund or Developing Markets
          Trust.

                                      A-14

9.   BROKERAGE FEES AND EXPENSES.

     (a)  Emerging Markets  Appreciation Fund and Developing  Markets Trust each represents  and  warrants  to the  other  that  there are no broker or finders'  fees  payable  by it in  connection  with  the  transactions provided for herein.

     (b)  The expenses of entering into and carrying out the  provisions of this
          Plan shall be borne one-fourth by Developing Markets Trust, one-fourth by Emerging Markets  Appreciation Fund and one-half by Templeton Asset
          Management Ltd.

10.  TERMINATION; POSTPONEMENT; WAIVER; ORDER.

     (a)  Anything contained in this Plan to the contrary notwithstanding,  this
          Plan may be terminated  and the  Reorganization  abandoned at any time
          (whether  before or after  approval  thereof  by the  shareholders  of
          Emerging  Markets  Appreciation  Fund)  prior to the  Closing,  or the
          Closing may be postponed as follows:

          (1)  by mutual  consent  of  Emerging  Markets  Appreciation  Fund and
               Developing Markets Trust;

          (2)  by Developing  Markets Trust if any condition of its  obligations set forth in Section 8 has not been fulfilled or waived; or

          (3)  by Emerging  Markets  Appreciation  Fund if any  condition of its obligations  set  forth in  Section 8 has not been  fulfilled  or waived.

     An election by Emerging  Markets  Appreciation  Fund or Developing  Markets
Trust  to  terminate  this  Plan  and to  abandon  the  Reorganization  shall be exercised  by the Emerging  Markets  Appreciation  Fund Board or the  Developing
Markets Trust Board, respectively.

     (b)  If  the   transactions   contemplated  by  this  Plan  have  not  been
          consummated  by  _________  __,  2002,  the Plan  shall  automatically terminate  on that date,  unless a later date is agreed to by both the
          Emerging Markets  Appreciation  Fund Board and the Developing  Markets
          Trust Board.

     (c)  In the event of  termination  of this Plan pursuant to the  provisions hereof,  the Plan shall  become void and have no further  effect,  and neither  Emerging  Markets  Appreciation  Fund nor Developing  Markets
          Trust,  nor  their  trustees,  directors,  officers  or  agents or the shareholders  of  Emerging  Markets  Appreciation  Fund or  Developing
          Markets Trust shall have any liability in respect of this Plan.

     (d)  At any time prior to the Closing,  any of the terms or  conditions  of this Plan may be waived by the party who is  entitled  to the  benefit thereof  by action  taken by the  Developing  Markets  Trust  Board or
          Emerging Markets  Appreciation  Fund Board, as the case may be, if, in the  judgment  of such  Board,  such  action or waiver will not have a material  adverse  effect on the benefits  intended under this Plan to its shareholders, on behalf of whom such action is taken.

                                      A-15

     (e)  The respective  representations and warranties contained in Sections 4
          through  6  hereof  shall  expire  with  and  be   terminated  by  the
          Reorganization,  and neither  Emerging Markets  Appreciation  Fund nor
          Developing  Markets  Trust,  nor  any  of  their  officers,  trustees, directors,  agents  or  shareholders  shall  have any  liability  with respect to such representations or warranties after the Closing.  This provision shall not protect any officer,  trustee,  director, agent or shareholder  of  Emerging  Markets  Appreciation  Fund  or  Developing
          Markets  Trust  against  any  liability  to the  entity for which that officer,  trustee,  director,  agent or  shareholder so acts or to its shareholders  to  which  that  officer,  trustee,  director,  agent or
          shareholder   would   otherwise   be  subject  by  reason  of  willful
          misfeasance,  bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

     (f)  If any order or orders of the SEC with  respect  to this Plan shall be issued prior to the Closing and shall  impose any terms or  conditions that are  determined  by action of the Emerging  Markets  Appreciation
          Fund Board and the  Developing  Markets Trust Board to be  acceptable, such terms and  conditions  shall be binding as if a part of this Plan without  further  vote or  approval  of the  shareholders  of Emerging
          Markets  Appreciation  Fund,  unless such terms and  conditions  shall result in a change in the method of computing the number of Developing
          Markets  Trust  Shares to be issued to Emerging  Markets  Appreciation
          Fund in which event,  unless such terms and conditions shall have been
          included  in  the  proxy   solicitation   material  furnished  to  the
          shareholders  of  Emerging  Markets  Appreciation  Fund  prior  to the meeting at which the transactions contemplated by this Plan shall have been approved,  this Plan shall not be consummated and shall terminate unless  Emerging  Markets  Appreciation  Fund  shall  promptly  call a special  meeting  of its  shareholders  at which  such  conditions  so imposed shall be submitted for approval.

11.  ENTIRE AGREEMENT AND AMENDMENTS.

     This Plan embodies the entire  agreement  between the parties and there are no  agreements,  understandings,  restrictions  or  warranties  relating  to the transactions  contemplated  by this Plan other  than  those set forth  herein or herein  provided  for.  This Plan may be amended  only by mutual  consent of the parties in writing.  Neither this Plan nor any  interest  herein may be assigned without the prior written consent of the other party.

12.  COUNTERPARTS.

     This Plan may be  executed  in any  number of  counterparts,  each of which shall be deemed to be an  original,  but all such  counterparts  together  shall constitute but one instrument.

13.  NOTICES.

     (a)  Any notice, report or demand required or permitted by any provision of this Plan shall be in  writing  and shall be deemed to have been given to Emerging Markets  Appreciation  Fund if delivered or mailed,  first
          class  postage  prepaid,   addressed  to  Templeton  Emerging  Markets
          Appreciation  Fund,  Inc.,  at  500  East  Broward   Boulevard,   Fort
          Lauderdale, Florida 33394, Attention: Secretary.

                                      A-16

     (b)  Any notice, report or demand required or permitted by any provision of this Plan shall be in  writing  and shall be deemed to have been given to  Developing  Markets  Trust if  delivered  or mailed,  first  class postage prepaid,  addressed to Templeton  Developing Markets Trust, at
          500 East Broward Boulevard, Fort Lauderdale, Florida 33394, Attention:
          Secretary.

14.      GOVERNING LAW.

     This Plan shall be governed by and carried out in accordance  with the laws of the State of Maryland.

     IN WITNESS  WHEREOF,  Emerging  Markets  Appreciation  Fund and  Developing
Markets  Trust have each  caused  this Plan to be  executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                                      TEMPLETON EMERGING MARKETS
                                      APPRECIATION FUND, INC.

Attest:                               By:
         --------------------------            --------------------------
         Name:                                 Name:
         Title:                                Title:

                                      TEMPLETON DEVELOPING MARKETS
                                      TRUST

Attest:                               By:
         --------------------------            --------------------------
         Name:                                 Name:
         Title:                                Title:

                                      A-17

                             EXHIBIT B

         A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                         A Comparison of:

          The Law Governing Delaware Business Trusts and
  The Charter Documents of Templeton Developing Markets Trust, a
             Delaware Business Trust, Under Such Law,
        The Law Governing Massachusetts Business Trusts and
  The Charter Documents of Templeton Developing Markets Trust, a
           Massachusetts Business Trust, Under Such Law,
                                And
            The Law Governing Maryland Corporations and
 The Charter Documents of Templeton Emerging Markets Appreciation
        Fund, Inc., a Maryland Corporation, Under Such Law

                Delaware Business Trust    Massachusetts Business Trust     Maryland Corporation

Governing     A Delaware statutory         A Massachusetts business     A Maryland corporation is
Documents/    business trust (a "DBT") is  trust (an "MBT") is created  created by filing articles
Governing     formed by a governing        by filing a declaration of   of incorporation with the
Body          instrument and the filing    trust with the Secretary of  Maryland State Department
              of a certificate of trust    State of Massachusetts and   of Assessments and Taxation
              with the Delaware Secretary  with the clerk of every      ("MSDAT"). The Maryland law
              of State ("Secretary of      city or town in              governing corporations is
              State"). The Delaware law    Massachusetts where the      referred to in this
              governing a DBT is referred  trust has a usual place of   analysis as "Maryland Code."
              to in this analysis as the   business.
              "Delaware Act."                                           A corporation is
                                                                        incorporated under the
              A DBT is an unincorporated   An MBT is an unincorporated  Maryland Code. A
              association organized under  association organized under  corporation's operations
              the Delaware Act whose       the Massachusetts statute    are governed by its charter
              operations are governed by   governing business trusts    and by-laws, and its
              its governing instrument     (the "Massachusetts          business and affairs are
              (which may consist of one    Statute") and is considered  managed by or under the
              or more instruments). Its    to be a hybrid, having       direction of a board of
              business and affairs are     characteristics of both      directors (the "board" or
              managed by or under the      corporations and common law  "board of directors" or
              direction of one or more     trusts.  An MBT's            collectively, the
              trustees.                    operations are governed by   "directors"). No public
                                           a trust instrument and       filing of the by-laws is
                                           by-laws.  The business and   required.
                                           affairs of an MBT are
                                           managed by or under the      To the extent that a
                                           direction of a board of      Maryland corporation's
                                           trustees.                    charter does not contain
                                                                        certain provisions, the
              As described in this chart,  MBTs are also granted a      Maryland Code makes
              DBTs are granted a           significant amount of        provision for such
              significant amount of        organizational and           matters.  The Maryland Code
              organizational and           operational flexibility.     also imposes certain
              operational flexibility.     The Massachusetts Statute    minimum requirements on
              Delaware law makes it easy   is silent on most of the     Maryland corporations, such
              to obtain needed             salient features of MBTs,    as minimum stockholder
              shareholder approvals, and   thereby allowing the         voting requirements on
              also permits management of   trustees of the MBT to       certain fundamental matters
              a DBT to take various        freely structure the MBT.    and requirements for the
              actions without being        The Massachusetts Statute    content and execution of
              required to make state       does not specify what        the charter and for
              filings or obtain            information must be          amending the charter.
              shareholder approval.        contained in the
                                           declaration of trust, nor    Templeton Emerging Markets
                                           does it require a            Appreciation Fund, Inc., a
                                           registered officer or agent  Maryland corporation, is
                                           for service of process.      referred to in this
                                                                        analysis as "Emerging
                                                                        Markets Appreciation Fund."
              The governing instrument     The governing instrument     Emerging Markets
              for the DBT, Templeton       for the MBT, Templeton       Appreciation Fund is
              Developing Markets Trust     Developing Markets Trust     governed by its charter
              (the "Delaware Business      ("Developing Markets         ("Charter") and by-laws
              Trust"), is comprised of an  Trust"), is comprised of an  ("MD By-Laws") and Emerging
              agreement and declaration    Amended and Restated         Markets Appreciation Fund's
              of trust ("Declaration")     Declaration of Trust ("MA    governing body is a board
              and by-laws ("By-Laws").     Declaration") and by-laws    of directors.
              The Delaware Business        ("MA By-Laws"). The
              Trust's governing body is a  Developing Markets Trust's   The board of directors of
              board of trustees (the       governing body is a board    Emerging Markets
              "board" or "board of         of trustees (the "board" or  Appreciation Fund is
              trustees" or collectively,   "board of trustees" or       divided into three classes,
              the "trustees").             collectively, the            each class having a term of
                                           "trustees").                 three years.  At the annual
                                                                        meeting of stockholders in
              Each trustee of the          Each trustee of Developing   each year, the term of one
              Delaware Business Trust      Markets Trust shall hold     class shall expire and the
              shall hold office for the    office for the lifetime of   directors chosen to succeed
              lifetime of the Delaware     Developing Markets Trust     those whose terms are
              Business Trust or, if        or, if earlier, until the    expiring shall be of the
              earlier, until the next      next meeting of              same class, and shall be
              meeting of shareholders      shareholders called for the  elected for a term expiring
              called for the purpose of    purpose of electing          at the third succeeding
              electing trustees or         trustees or consent of       annual meeting of stockholders,
              consent of shareholders in   shareholders in lieu         or thereafter in each case
              lieu thereof for the         thereof for the election of  when their respective
              election of trustees and     trustees and until the       successors are elected and
              until the election and       election and qualification   qualified. The number of
              qualification of his or her  of his or her successor.     directorships are apportioned
              successor.                                                among the classes so as to
                                                                        maintain the classes as nearly
                                                                        equal in number as possible.

                                      B-2

Ownership     Under the Delaware Act, the  Under the Massachusetts      Equity securities of a
Shares or     ownership interests in a     Statute, the ownership       corporation are generally
Interests     DBT are denominated as       interests in an MBT are      denominated as shares of
              "beneficial interests" and   denominated as "beneficial   stock. Record owners of
              are held by "beneficial      interests" and are held by   shares of stock are
              owners." However, there is   "beneficial owners."         stockholders. Generally,
              flexibility as to how a      However, there is            equity securities that have
              governing instrument refers  flexibility as to how a      voting rights and are
              to "beneficial interests"    governing instrument refers  entitled to the residual
              and "beneficial owners" and  to "beneficial interests"    assets of the corporation,
              the governing instrument     and "beneficial owners" and  after payment of
              may identify "beneficial     the governing instrument     liabilities, are referred
              interests" and "beneficial   may identify "beneficial     to as "common stock."
              owners" as "shares" and      interests" and "beneficial
              "shareholders,"              owners" as "shares" and
              respectively.                "shareholders,"
                                           respectively.

              The Delaware Business        The Developing Markets       Emerging Markets
              Trust's beneficial           Trust's units of beneficial  Appreciation Fund's equity
              interests, without par       interests, par value $0.01   securities are shares of
              value, are designated as     per unit, are designated as  common stock, par value
              "shares" and its beneficial  "shares" and its beneficial  $0.01 per share, and the
              owners are designated as     owners are designated as     owners of such stock are
              "shareholders." This         "shareholders." This         "stockholders."
              analysis will use the        analysis will use the
              "share" and "shareholder"    "share" and "shareholder"
              terminology.                 terminology

                                      B-3

Series and    Under the Delaware Act, the  The Massachusetts Statute    The Maryland Code permits a
Classes       governing instrument may     permits an MBT to issue one  corporation to issue one or
              provide for classes, groups  or more series or classes    more series and classes of
              or series of shares,         of beneficial interest.      stock.  If the stock is to
              shareholders or trustees,    The Massachusetts Statute    be divided into series or
              having such relative         is largely silent as to any  classes, the charter must
              rights, powers and duties    requirements for the         describe each series and
              as set forth in the          creation of such series or   class, including any
              governing instrument.  Such  classes, although the trust  preferences, conversion or
              series, classes or groups    documents creating an MBT    other rights, voting
              may be described in the      may provide methods or       powers, restrictions,
              DBT's governing instrument   authority to create such     limitations as to
              or in resolutions adopted    series or classes without    dividends, qualifications
              by its trustees.  No state   seeking shareholder          and terms or conditions of
              filing is necessary and,     approval.                    redemption among such
              unless required by the                                    classes and series.  To
              governing instrument,                                     change the terms of an
              shareholder approval is not                               existing series or class or
              needed.                                                   create a new series or
                                                                        class, the charter must be
                                                                        amended. Generally,
                                                                        amendments to the charter
                                                                        must receive board and
                                                                        stockholder approval.

                                                                        Under the Maryland Code,
                                                                        the charter may also
                                                                        authorize the board to
                                                                        classify or reclassify any
                                                                        unissued stock from time to
                                                                        time, without stockholder
                                                                        approval, by setting or
                                                                        changing the preferences,
                                                                        conversion or other rights,
                                                                        voting powers,
                                                                        restrictions, limitations
                                                                        as to dividends,
                                                                        qualifications, or terms
                                                                        and conditions of
                                                                        redemption, by filing
                                                                        articles supplementary to
                                                                        the charter with the MSDAT.

                                      B-4

              The Declaration authorizes   The MA Declaration           The Charter does not
              the board of trustees to     authorizes an unlimited      classify or authorize the
              divide the Delaware          number of shares, which may  board to classify Emerging
              Business Trust's shares      be further divided into      Markets Appreciation Fund's
              into separate and distinct   separate series or amended.  stock.
              series and to divide a       classes.
              series into separate
              classes of shares as
              permitted by the Delaware
              Act.  Such series and
              classes will have the
              rights, powers and duties
              set forth in the
              Declaration unless
              otherwise provided in the
              resolution of the board
              establishing such series or
              class.

Amendments    The Delaware Act provides    The Massachusetts Statute    Under the Maryland Code,
to Governing  broad flexibility as to the  provides broad flexibility   amendments to the charter
Documents     manner of amending and/or    as to the manner of          must generally be approved
              restating the governing      amending and/or restating    by the board and by the
              instrument of a DBT.         the governing instrument of  affirmative vote of
              Amendments to the            an MBT.  The Massachusetts   two-thirds of all votes
              Declaration that do not      Statute provides that the    entitled to be cast (unless
              change the information in    trustees shall, within       the charter permits
              the DBT's certificate of     thirty (30) days after the   amendment by a higher or
              trust are not required to    adoption of any amendment    lesser proportion of the
              be filed with the Secretary  to the declaration of        voting stock, but not less
              of State.                    trust, file a copy with the  than a majority of the
                                           Secretary of State of        shares outstanding).
                                           Massachusetts and with the
                                           clerk of every city or town
                                           in Massachusetts where the
                                           trust has a usual place of
                                           business.

              Declaration of Trust         Declaration of Trust         Charter
              The Declaration may be       The MA Declaration may be    The Charter provides that
              restated and/or amended at   amended by a vote of the     the Charter may be altered,
              any time by a written        holders of a majority of     repealed, or added to upon
              instrument signed by a       the shares outstanding and   the vote of holders of a
              majority of the board of     entitled to vote or by an    majority of the shares
              trustees and, if required    instrument in writing,       outstanding and entitled to
              by the Declaration, the      without a meeting, signed    vote thereon, except that
              Investment Company Act of    by a majority of the         amendment or repeal of
              1940, as amended (the "1940  trustees and consented to    provisions pertaining to
              Act"), or any securities     by the holders of a          the number of directors,
              exchange on which            majority of the shares       removal of directors,
              outstanding shares are       outstanding and entitled to  directors' liability,
              listed for trading, by       vote.                        indemnification,
              approval of such amendment                                reorganizations,
              by the shareholders, by the                               dissolution or conversion
              affirmative "vote of a                                    to an open-end company, and
              majority of the outstanding                               amendments to the Charter
              voting securities" (as       The trustees may amend the   require the affirmative
              defined in the 1940 Act) of  MA Declaration in their      vote of the holders of at
              the Delaware Business Trust  sole discretion, without     least 75% of the
              entitled to vote at a        the need for shareholder     outstanding shares entitled
              shareholders' meeting at     action, to add, delete, or   to vote, unless such action
              which a quorum is present,   modify any provisions        has previously been
              subject to Article III,      relating to the shares of    approved by the affirmative
              Section 6 of the             Developing Markets Trust if  vote of two-thirds of the
              Declaration relating to      the trustees determine that  board of directors.  Upon
              voting by series and         such action is "consistent   such a two-thirds vote by
              classes.                     with the fair and equitable  the board of directors,
                                           treatment of all             such provisions may be
                                           [s]hareholders or [Sic]      amended upon the vote of
                                           that shareholder approval    holders of a majority of
                                           is not otherwise required    the shares outstanding and
                                           by applicable law,"          entitled to vote thereon.
                                           including, but not limited
                                           to:  (1) creating one or
                                           more series of shares with
                                           such rights and preferences
                                           as the trustees determine
                                           and reclassifying
                                           outstanding shares as
                                           shares of particular
                                           series; (2) amending the
                                           series designation section
                                           of the MA Declaration; (3)
                                           changing eligibility
                                           requirements for investment
                                           in shares of any series; or
                                           (4) changing the method of
                                           allocating dividends among
                                           various series.

                                      B-5

                                           The trustees may also amend
                                           the MA Declaration without
                                           the vote or consent of
                                           shareholders to change the
                                           name of Developing Markets
                                           Trust, to supply any
                                           omission, to cure, correct
                                           or supplement any
                                           ambiguous, defective or
                                           inconsistent provision
                                           hereof, or if they deem it
                                           necessary to conform the MA
                                           Declaration to the
                                           requirements of applicable
                                           federal laws or regulations.

              By-Laws                      By-Laws                      By-Laws
              The By-Laws may be amended,  The MA By-Laws may be        Under the Maryland Code,
              restated or repealed or new  amended, added to or         after the organizational
              By-Laws may be adopted by    repealed by a majority of    meeting, the power to
              the affirmative vote of a    the outstanding shares       adopt, alter or repeal the
              majority of the outstanding  entitled to vote, or by the  by-laws is vested in the
              shares entitled to vote.     board of trustees, but the   stockholders, except to the
              The By-Laws may also be      board of trustees may not    extent that the charter or
              amended, restated or         take such action, if such    by-laws vest such power in
              repealed or new By-Laws may  action requires, under       the board.
              be adopted by the board of   applicable law, the MA
              trustees, by the vote of a   Declaration or the MA        The MD By-Laws may be
              majority of the trustees     By-Laws, a vote of the       adopted, amended or
              present at a meeting at      shareholders.                repealed by "vote of the
              which a quorum is present.                                holders of a majority of
                                                                        [Emerging Markets
                                                                        Appreciation Fund's] stock"
                                                                        (as defined in the 1940
                                                                        Act); except that
                                                                        provisions in the MD
              Certificate of Trust                                      By-Laws regarding
              Pursuant to the                                           increasing/decreasing the
              Declaration, amendments                                   number of directors and
              and/or restatements of the                                removal of directors may be
              certificate of trust shall                                amended only by the vote of
              be made at any time by the                                the holders of 75% of the
              board of trustees, without                                common stock, unless
              approval of the                                           approved by the affirmative
              shareholders, to correct                                  vote of two-thirds of the
              any inaccuracy contained                                  total number of directors
              therein. Any such                                         fixed in accordance with
              amendments/restatements of                                the MD By-Laws, in which
              the certificate of trust                                  case the affirmative vote
              must be executed by at                                    of a majority of the
              least one (1) trustee and                                 outstanding shares is
              filed with the Secretary of                               required. Directors may
              State in order to become                                  adopt, amend or repeal the
              effective.                                                MD By-Laws (not
                                                                        inconsistent with any MD
                                                                        By-Law adopted, amended or
                                                                        repealed by stockholders)
                                                                        by majority vote of all of
                                                                        directors in office,
                                                                        subject to applicable law.

                                      B-6

Preemptive    Under the Delaware Act, a    Under the Massachusetts      Under the Maryland Code, a
Rights and    governing instrument may     Statute, a governing         stockholder does not have
Redemption    contain any provision        instrument may contain any   preemptive rights unless
of Shares     relating to the rights,      provision relating to the    the charter expressly
              duties and obligations of    rights, duties and           grants such rights.
              the shareholders.            obligations of the
                                           shareholders.

              The Declaration provides     The MA Declaration provides  The charter and MD By-Laws
              that no shareholder shall    that no shareholder shall    do not provide stockholders
              have the preemptive or       have any preference,         with the preemptive right
              other right to subscribe     appraisal, conversion or     to subscribe to additional
              for new or additional        exchange rights or any       issues of stock or other
              shares or other securities   preemptive or other right    securities of Emerging
              issued by the Delaware       to subscribe for new or      Markets Appreciation Fund.
              Business Trust or any        additional shares or other
              series thereof.              securities issued by
                                           Developing Markets Trust or
                                           any series thereof.
              Unless otherwise provided
              in the Delaware Business       Stockholders of Emerging
              Trust's prospectus relating  All shares are redeemable    Markets Appreciation Fund
              to the outstanding shares,   at net asset value per       do not have redemption
              as such prospectus may be    share at the request of the  rights.
              amended from time to time,   shareholder, under the
              the Delaware Business Trust  terms specified in
              shall purchase the           Developing Markets Trust's
              outstanding shares offered   then effective prospectus
              by any shareholder for       or registration statement.
              redemption upon such
              shareholder's compliance
              with the procedures set
              forth in the Declaration
              and/or such other
              procedures as the board may
              authorize.                   Payment for such shares may
                                           be made in cash or in
              The Delaware Business Trust  property of the relevant
              shall pay the net asset      series as specified in
              value for such outstanding   Developing Markets Trust's
              shares, in accordance with   then effective prospectus
              the Declaration, the         or registration statement.
              By-Laws, the 1940 Act and    The Developing Markets
              other applicable law.  The   Trust may repurchase shares
              Delaware Business Trust's    by agreement with the owner
              payments for such            and has the right at any
              outstanding shares shall be  time to redeem shares of
              made in cash, but may, at    any shareholder pursuant to
              the option of the board of   applicable law, subject to
              trustees or an authorized    terms and conditions
              officer, be made in kind or  approved by the trustees.
              partially in cash and        To meet federal tax
              partially in kind.  In       requirements, the trustees
              addition, at the option of   may, as they deem
              the board of trustees the    equitable, call for
              Delaware Business Trust      redemption by a shareholder
              may, from time to time,      of any number of shares and
              without the vote of the      refuse to transfer or issue
              shareholders, but subject    shares to any person.
              to the 1940 Act, redeem
              outstanding shares or
              authorize the closing of
              any shareholder account,
              subject to such conditions
              as may be established by
              the board of trustees.

B-7

Dissolution   The Delaware Business Trust  Pursuant to the MA           See Voting Rights,
and           shall be dissolved upon the  Declaration the following    Meetings, Notice, Quorum,
Termination   first to occur of the        action requires the          Record Dates and Proxies -
Events        following:                   affirmative vote of the      Stockholder Vote for the
              (i) upon the vote of the     holders of two-thirds of     stockholder vote required
              holders of a majority of     the shares outstanding and   to voluntarily dissolve a
              the outstanding shares of    entitled to vote, a written  corporation under the
              the Delaware Business Trust  consent by such percentage   Maryland Code.
              entitled to vote; (ii) at    of shares or such other
              the discretion of the board  vote established by the      Depending on the grounds
              of trustees at any time      trustees with respect to a   for involuntary
              there are no shares          series of shares, except     dissolution, under the
              outstanding of the Delaware  that if the action is        Maryland Code (i)
              Business Trust; (iii) upon   recommended by the           stockholders entitled to
              the sale, conveyance and     trustees, the affirmative    cast at least 25% of all
              transfer of all of the       vote or written consent of   the votes entitled to be
              assets of the Delaware       a majority of the shares     cast in the election of
              Business Trust to another    outstanding and entitled to  directors; (ii) any
              entity; or  (iv) upon the    vote, or other vote          stockholder entitled to
              occurrence of a dissolution  established by the trustees  vote in the election of
              or termination event         with respect to a series of  directors; or (iii) any
              pursuant to any provision    shares, is sufficient for    stockholder or creditor of
              of the Delaware Act.         termination of Developing    the corporation, may
                                           Markets Trust or any series  petition a court of equity
              A particular series shall    of Developing Markets Trust. to dissolve the corporation.
              be dissolved upon the first
              to occur of the following:                                See Voting Rights,
              (i) upon the vote of the                                  Meetings, Notice, Quorum,
              holders of a majority of                                  Record Dates and Proxies -
              the outstanding shares of                                 Stockholder Vote on Certain
              that series entitled to                                   Transactions for the
              vote; (ii) at the                                         stockholder vote required
              discretion of the board of                                under the Charter to
              trustees at any time there                                voluntarily dissolve
              are no shares outstanding                                 Emerging Markets
              of that series; (iii) upon                                Appreciation Fund.
              any event that causes the
              dissolution of the Delaware
              Business Trust; or (iv)
              upon the occurrence of a
              dissolution or termination
              event pursuant to any
              provision of the Delaware
              Act.

                                      B-8

              A particular class shall be
              terminated upon the first
              to occur of the following:
              (i) upon the vote of the
              holders of a majority of
              the outstanding shares of
              that class entitled to
              vote; (ii) at the
              discretion of the board of
              trustees at any time there
              are no shares outstanding
              of that class; or (iii)
              upon the dissolution of the
              series of which the class
              is a part.

Liquidation   Under the Delaware Act, a    Under the Massachusetts      Under the Maryland Code, a
upon          DBT that has dissolved       Statute, there are no        corporation that has
Dissolution   shall first pay or make      provisions as to the         voluntarily dissolved shall
              reasonable provision to pay  liquidation of an MBT.       pay, satisfy and discharge
              all known claims and                                      the existing debts and
              obligations, including                                    obligations of the
              those that are contingent,                                corporation, including
              conditional and unmatured,                                necessary expenses of
              and all known claims and                                  liquidation, before
              obligations for which the                                 distributing the remaining
              claimant is unknown. Any                                  assets to the stockholders.
              remaining assets shall be
              distributed to the
              shareholders or as
              otherwise provided in the
              governing instrument.

              Under the Delaware Act, a
              series that has dissolved
              shall first pay or make
              reasonable provision to pay
              all known claims and
              obligations of the series,
              including those that are
              contingent, conditional and
              unmatured, and all known
              claims and obligations of
              the series for which the
              claimant is unknown.  Any
              remaining assets of the
              series shall be distributed
              to the shareholders of such
              series or as otherwise
              provided in the governing
              instrument.

                                      B-9

              The Declaration provides     The MA Declaration provides
              that any remaining assets    that Developing Markets
              of the dissolved Delaware    Trust, upon dissolution,
              Business Trust and/or each   must first pay or make
              series thereof (or the       provision to pay all
              particular dissolved         liabilities and obtain
              series, as the case may be)  releases, indemnities and
              shall be distributed to the  refunding agreements that
              shareholders of the          the trustees deem necessary
              Delaware Business Trust      for their protection.  Any
              and/or each series thereof   remaining assets shall be
              (or the particular           distributed in cash or in
              dissolved series, as the     kind to the shareholders
              case may be) ratably         according to their
              according to the number of   respective rights.
              outstanding shares of the
              Delaware Business Trust
              and/or such series thereof
              (or the particular
              dissolved series, as the
              case may be) held of record
              by the several shareholders
              on the date for such
              dissolution distribution;
              provided, however, that if
              the outstanding shares of a
              series are divided into
              classes, any remaining
              assets held with respect to
              such series shall be
              distributed to each class
              of such series according to
              the net asset value
              computed for such class and
              within such particular
              class, shall be distributed
              ratably to the shareholders
              of such class according to
              the number of outstanding
              shares of such class held
              of record by the several
              shareholders on the date
              for such dissolution
              distribution.

Voting        Under the Delaware Act, the  There is no provision in     Under the Maryland Code,
Rights,       governing instrument may     the Massachusetts Statute    unless a corporation's
Meetings,     set forth any provision      addressing voting by the     charter provides for a
Notice,       relating to trustee and      shareholders of an MBT.      greater or lesser number of
Quorum,       shareholder voting rights,   The declaration of trust of  votes per share, or limits
Record Dates  including the withholding    an MBT, however, may         or denies voting rights,
and Proxies   of such rights from certain  specify matters on which     each outstanding share of
              trustees or shareholders.    shareholders are entitled    stock is entitled to one
              If voting rights are         to vote.                     vote on each matter
              granted, the governing                                    submitted to a vote at a
              instrument may contain any                                meeting of stockholders. A
              provision relating to                                     corporation may issue
              meetings, notice                                          fractional shares of stock.
              requirements, written
              consents, record dates,
              quorum requirements, voting
              by proxy and any other
              matter pertaining to the
              exercise of voting rights.
              The governing instrument
              may also provide for the
              establishment of record
              dates for allocations and
              distributions by the DBT.

              One Vote Per Share           One Vote Per Share           One Vote Per Share
              Subject to Article III,      The MA Declaration provides  The Charter provides that
              Section 6 of the             that shareholders are        each outstanding share of
              Declaration relating to      entitled to one vote for     stock is entitled to one
              voting by series and         each full share, and each    vote and each outstanding
              classes, the Declaration     fractional share shall be    fractional share of stock
              provides that each           entitled to a proportionate  is entitled to a fractional
              outstanding share is         fractional vote.             vote.
              entitled to one vote and
              each outstanding fractional
              share is entitled to a
              fractional vote.

                                      B-10

              Voting by Series             Voting by Series
              In addition, the             The MA Declaration provides
              Declaration provides that    that in conjunction with
              all outstanding shares of    the establishment of any
              the Delaware Business Trust  series or class of shares,
              entitled to vote on a        the trustees may establish
              matter shall vote on the     conditions under which the
              matter, separately by        several series or classes
              series and, if applicable,   shall have separate voting
              by class, provided that:     rights or no voting
              (1) where the 1940 Act       rights.  This provisions is
              requires all outstanding     subject to the requirements
              shares of the Delaware       of the 1940 Act where:  (1)
              Business Trust to be voted   shares of Developing
              in the aggregate without     Markets Trust to be voted
              differentiation between the  in the aggregate without
              separate series or classes,  differentiation between the
              then all of the Delaware     separate series or classes,
              Business Trust's             and (2) the matter affects
              outstanding shares shall     only a particular series or
              vote in the aggregate; and   class.
              (2) if any matter affects
              only the interests of some
              but not all series or
              classes, then only the
              shareholders of such
              affected series or classes
              shall be entitled to vote
              on the matter.

              Shareholders' Meetings       Shareholders' Meetings       Stockholders' Meetings
              The Delaware Act does not    An annual shareholders'      Under the Maryland Code,
              mandate annual               meeting is not required by   every corporation must hold
              shareholders' meetings.      the Massachusetts Statute.   an annual stockholders'
                                                                        meeting to elect directors
                                                                        and transact other
                                                                        business, except that the
                                                                        charter or by-laws of a
                                                                        corporation registered
                                                                        under the 1940 Act may
                                                                        provide that an annual
                                                                        meeting is not required in
                                                                        any year in which the
                                                                        election of directors is
                                                                        not required by the 1940
                                                                        Act. The Maryland Code
                                                                        authorizes, and permits the
                                                                        charter and by-laws to
                                                                        authorize, certain persons
                                                                        to call special meetings of
                                                                        stockholders.

                                      B-11

              The By-Laws authorize the    An annual shareholders'      The MD By-Laws require
              calling of a shareholders'   meeting is not required      annual meetings for the
              meeting (i) when deemed      by the MA Declaration or     election of directors and
              necessary or desirable by    the MA By-Laws.  The MA      the transaction of other
              the board of trustees; or    Declaration and MA By-Laws   business. The MD By-Laws
              (ii) to the extent           specify the matters on       also authorize the calling
              permitted by the 1940 Act,   which beneficial owners are  of a special meeting,
              by the chairperson of the    entitled, but not            unless otherwise
              board, or at the request of  necessarily required, to     "prescribed" by statute or
              holders of 10% of the        vote.  The MA Declaration    the Charter, by the board,
              outstanding shares if such   provides trustees with a     upon the written request of
              shareholders pay the         great deal of latitude as    a majority of the
              reasonably estimated cost    to which matters are to be   directors, or by the
              of preparing and mailing     submitted to a vote of the   president, or at the
              the notice thereof, for the  beneficial owners.           written request of
              purpose of electing          Specifically, a shareholder  stockholders owning 10% "in
              trustees. However, no        has the power to vote only:  amount of the entire
              meeting may be called at     (1) for the election of      capital stock" of Emerging
              the request of shareholders  trustees, (2) to the same    Markets Appreciation Fund
              to consider any matter that  extent as shareholders of a  then issued and
              is substantially the same    Massachusetts business       outstanding, if the
              as a matter voted upon at a  corporation as to whether    stockholders requesting
              shareholders' meeting held   or not a court action,       such meeting pay the
              during the preceding twelve  proceeding or claim should   reasonably estimated cost
              (12) months, unless          be brought or maintained     of preparing and mailing
              requested by holders of a    derivatively or as a class   the notice thereof.
              majority of all outstanding  action, (3) for the          However, no special meeting
              shares entitled to vote at   termination of Developing    will be called at the
              such meeting.                Markets Trust, (4)           request of stockholders to
                                           regarding any investment     consider any matter that is
                                           advisory contract, (5)       substantially the same as a
                                           regarding certain            matter voted upon at a
                                           amendments of the MA         stockholders' special
                                           Declaration, (6) regarding   meeting held during the
                                           mergers, consolidations or   preceding 12 months, unless
                                           sale of substantially all    requested by holders of a
                                           the assets of Developing     majority of all outstanding
                                           Markets Trust, (7)           shares entitled to vote at
                                           regarding incorporation of   such meeting.
                                           Developing Markets Trust or
                                           a series, or (8) with
                                           respect to such additional
                                           matters required by the MA
                                           Declaration, the MA
                                           By-Laws, the registration
                                           of Developing Markets Trust
                                           as an investment company
                                           under the 1940 Act, or as
                                           the trustees consider
                                           necessary or desirable.

                                      B-12

              Record Dates                 Record Dates                 Record Dates
                                           There is no record date      Under the Maryland Code,
                                           provision in the             unless the by-laws
                                           Massachusetts Statute.       otherwise provide, the
                                                                        board may set a record
                                                                        date, which date must be
                                                                        set within the parameters
                                                                        outlined by the Maryland
                                                                        Code, for determining
                                                                        stockholders entitled to
                                                                        notice of a meeting, vote
                                                                        at a meeting, receive
                                                                        dividends or be allotted
                                                                        other rights. If a stockholder
                                                                        meeting is adjourned to a date
                                                                        more than 120 days after
                                                                        the original record date,
                                                                        a new record date must be
                                                                        established.

              In order to determine the    The MA By-Laws permit the    In order to determine the
              shareholders entitled to     trustees from time to time   stockholders entitled to
              notice of, and to vote at,   to close the transfer books  notice of, and to vote at,
              a shareholders' meeting,     for a period not exceeding   a stockholders' meeting,
              the Declaration authorizes   30 days, or without closing  the MD By-Laws authorize
              the board of trustees to     the transfer books, to set   the board of directors to
              fix a record date. The       the record date for a        fix a record date not less
              record date may not precede  shareholders' meeting or     than ten (10), nor more
              the date on which it is      "for the purpose of any      than ninety (90), days
              fixed by the board and it    other action" to be not      prior to the date of the
              may not be more than one     more than 90 days, before    meeting or prior to the
              hundred and twenty (120)     the date of any shareholder  last day on which the
              days, nor less than ten      meeting or other action.     consent or dissent of
              (10) days, before the date   The MA By-Laws also provide  stockholders may be
              of the shareholders'         that all notices of          effectively expressed for
              meeting. The By-Laws         shareholders' meetings       any purpose without a
              provide that notice of a     shall be sent to             meeting.
              shareholders' meeting shall  shareholders not less than
              be given to shareholders     ten days nor more than 60
              entitled to vote at such     days before the date of the
              meeting not less than ten    meeting.  Only the business
              (10) nor more than one       stated in the notice of the
              hundred and twenty (120)     meeting may be considered
              days before the date of the  at the meeting.
              meeting.

              To determine the
              shareholders entitled to
              vote on any action without
              a meeting, the Declaration
              authorizes the board of
              trustees to fix a record
              date. The record date may
              not precede the date on
              which it is fixed by the
              board nor may it be more
              than thirty (30) days after
              the date on which it is
              fixed by the board.

              To determine the                                          To determine the
              shareholders of the                                       stockholders entitled to a
              Delaware Business Trust or                                dividend, any other
              any series or class thereof                               distribution, or delivery
              entitled to a dividend or                                 of evidences of rights or
              any other distribution of                                 interests from Emerging
              assets of the Delaware                                    Markets Appreciation Fund,
              Business Trust or any                                     the MD By-Laws authorize
              series or class thereof,                                  the board to fix a record
              the Declaration authorizes                                date not exceeding ninety
              the board of trustees to                                  (90) days preceding the
              fix a record date. The                                    date fixed for the payment
              record date may not precede                               of the dividend or
              the date on which it is                                   distribution or delivery of
              fixed by the board nor may                                the evidences.
              it be more than sixty (60)
              days before the date such
              dividend or distribution is
              to be paid.  The board may
              set different record dates
              for different series or
              classes.

                                      B-13

              Pursuant to the                                           If the board does not fix a
              Declaration, if the board                                 record date, the record
              of trustees does not fix a                                date shall be the later of
              record date:                                              the close of business on
              (a) the record date for                                   the day on which notice of
              determining shareholders                                  the meeting is mailed or
              entitled to notice of, and                                the 30th day before the
              to vote at, a meeting will                                meeting, except if all
              be the day before the date                                stockholders waive notice,
              on which notice is given                                  the record date is the
              or, if notice is waived, on                               close of business on the
              the day before the date of                                10th day next preceding the
              the meeting; (b) the record                               day the meeting is held.
              date for determining
              shareholders entitled to
              vote on any action by
              consent in writing without
              a meeting, (i) when no
              prior action by the board
              of trustees has been taken,
              shall be the day on which
              the first signed written
              consent is delivered to the
              Delaware Business Trust, or
              (ii) when prior action of
              the board of trustees has
              been taken, shall be the
              day on which the board of
              trustees adopts the
              resolution taking such
              prior action.

              Quorum for Shareholders'     Quorum for Shareholders'     Quorum for Stockholders'
              Meeting                      Meeting                      Meeting
              To transact business at a    The MA By-Laws, provide      Under the Maryland Code,
              shareholders' meeting, the   that a majority of the       unless the charter or the
              Declaration provides that    outstanding shares present,  Maryland Code provides
              forty percent (40%) of the   in person or by proxy shall  otherwise, in order to
              outstanding shares entitled  constitute a quorum at a     constitute a quorum for a
              to vote at the meeting,      shareholders' meeting.       meeting, there must be
              which are present in person  Furthermore, the MA          present in person or by
              or represented by proxy,     Declaration provides that    proxy, stockholders
              shall constitute a quorum    when a quorum is present at  entitled to cast a majority
              at such meeting, except      any meeting called for the   of all the votes entitled
              when a larger quorum is      purpose, a plurality shall   to be cast at the meeting.
              required by the              elect a trustee.
              Declaration, the By-Laws,                                 To transact business at a
              applicable law or any                                     meeting, the MD By-Laws
              securities exchange on                                    provide that a majority of
              which such shares are                                     the outstanding shares
              listed for trading, in                                    entitled to vote, which are
              which case such quorum                                    present in person or
              shall comply with such                                    represented by proxy, shall
              requirements. When a                                      constitute a quorum at a
              separate vote by one or                                   stockholders' meeting.
              more series or classes is
              required, forty percent
              (40%) of the outstanding
              shares of each such series
              or class entitled to vote
              at a shareholders' meeting
              of such series or class,
              which are present in person
              or represented by proxy,
              shall constitute a quorum
              at such series or class
              meeting, except when a
              larger quorum is required
              by the Declaration, the
              By-Laws, applicable law or
              the requirements of any
              securities exchange on
              which outstanding shares of
              such series or class are
              listed for trading, in
              which case such quorum
              shall comply with such
              requirements.

                                      B-14

              Shareholder Vote             Shareholder Vote             Stockholder Vote
              The Declaration provides     The MA Declaration provides  Under the Maryland Code,
              that, subject to any         trustees with a great deal   for most stockholder
              provision of the             of latitude as to which      actions, unless the charter
              Declaration, the By-Laws,    matters are to be submitted  or the Maryland Code
              the 1940 Act or other        to a vote of the beneficial  provide otherwise, a
              applicable law that          owners.  Specifically, a     majority of all votes cast
              requires a different vote:   shareholder has the power    at a meeting at which a
              (i) in all matters other     to vote only with respect    quorum is present is
              than the election of         to the matters stated in     required to approve any
              trustees, the affirmative    the section entitled         matter.  Unless the charter
              "vote of a majority of the   "Voting Rights," above.      or by-laws require a
              outstanding voting                                        greater vote, a plurality
              securities" (as defined in                                of all votes cast at a
              the 1940 Act) of the                                      meeting at which a quorum
              Delaware Business Trust                                   is present is required to
              entitled to vote at a                                     elect a director.
              shareholders' meeting at
              which a quorum is present,                                Election of Directors.
              shall be the act of the                                   Under the Charter and MD
              shareholders; and (ii)                                    By-Laws, at a stockholders'
              trustees shall be elected                                 meeting at which a quorum
              by a plurality of the votes                               is present, a plurality of
              cast of the holders of                                    the votes cast of the
              outstanding shares entitled                               holders of outstanding
              to vote present in person                                 shares entitled to vote,
              or represented by proxy at                                shall be required to elect
              a shareholders' meeting at                                directors at the annual
              which a quorum is present.                                meeting, and to fill any
              Pursuant to the                                           vacancy resulting from an
              Declaration, where a                                      increase in the number of
              separate vote by series                                   directors on the board
              and, if applicable, by                                    (adopted by vote of the
              classes is required, the                                  stockholders) and any other
              preceding sentence shall                                  then existing vacancies on
              apply to such separate                                    the board.
              votes by series and classes.
                                                                        Other matters for which the
                                                                        vote is not expressly
                                                                        designated otherwise. For
                                                                        all other matters, other
                                                                        than any matter for which
                                                                        the Charter expressly
                                                                        provides for a different
                                                                        vote, the affirmative vote
                                                                        of the holders of a
                                                                        majority of the total
                                                                        number of shares
                                                                        outstanding and entitled to
                                                                        vote thereon, at a
                                                                        stockholders' meeting at
                                                                        which a quorum is present,
                                                                        shall be the act of the
                                                                        stockholders.

                                      B-15

              Shareholder Vote on Certain  Shareholder Vote on Certain  Stockholder Vote on Certain
              Transactions                 Transactions                 Transactions
                                                                        Under the Maryland Code,
                                                                        actions such as (i)
                                                                        amendments to the
                                                                        corporation's charter, (ii)
                                                                        mergers, (iii)
                                                                        consolidations, (iv)
                                                                        statutory share exchanges,
                                                                        (v) transfers of assets and
                                                                        (vi) dissolutions require
                                                                        the affirmative vote of
                                                                        two-thirds of all votes
                                                                        entitled to be cast on the
                                                                        matter unless the charter
                                                                        provides for a lesser
                                                                        proportion which may not be
                                                                        less than a majority of all
                                                                        votes entitled to be cast
                                                                        on the matter.

              Pursuant to the              No amendment of the MA       Under the Charter, in order
              Declaration, the board of    Declaration that would       to consummate a merger,
              trustees, by vote of a       change the rights of         consolidation, sale of all
              majority of the trustees,    shareholders regarding the   or substantially all of the
              may cause the merger,        amount of payments in        assets, liquidation or
              consolidation, conversion,   liquidation or diminishing   dissolution of Emerging
              share exchange or            or eliminating any related   Markets Appreciation Fund,
              reorganization of the        voting rights may be made    or a conversion from a
              Delaware Business Trust, or  without the vote or consent  closed-end company to an
              the conversion, share        of the holders of            open-end company (as
              exchange or reorganization   two-thirds of the shares     defined in the 1940 Act),
              of any series of the         outstanding and entitled to  such transaction shall be
              Delaware Business Trust,     vote or other vote           approved in the following
              without the vote of the      established by the trustees  manner:
              shareholders of the          regarding any series of      The transaction must be
              Delaware Business Trust or   shares.                      approved by the affirmative
              such series, as applicable,                               vote of at least 75% of the
              unless such vote is          Pursuant to the MA           outstanding shares entitled
              required by the 1940 Act;    Declaration the following    to vote, unless such action
              provided however, that the   actions require the          has been previously
              board of trustees shall      affirmative vote of the      approved by the affirmative
              provide 30 days' prior       holders of two-thirds of     vote of two-thirds of the
              written notice to the        the shares outstanding and   total number of directors
              shareholders of the          entitled to vote, a written  fixed pursuant to the MD
              Delaware Business Trust or   consent by such percentage   By-Laws, in which case the
              such series, as applicable,  of shares or such other      affirmative "vote of a
              of such merger,              vote established by the      majority of the outstanding
              consolidation, conversion,   trustees with respect to a   voting securities" (as
              share exchange or            series of shares, except     defined in the 1940 Act) of
              reorganization.              that if the action is        Emerging Markets
                                           recommended by the           Appreciation Fund shall be
              If permitted by the 1940     trustees, the affirmative    required, but not less than
              Act, the board of trustees,  vote or written consent of   a majority of the
              by vote of a majority of     a majority of the shares     outstanding voting shares
              the trustees, and without a  outstanding and entitled to  for purposes of the
              shareholder vote, may cause  vote, or other vote          Maryland Code.
              the Delaware Business Trust  established by the trustees
              to convert to a master       with respect to a series of
              feeder structure and         shares, is sufficient:  (1)
              thereby cause series of the  a merger, consolidation or
              Delaware Business Trust to   sale, lease or exchange of
              either become feeders into   all or substantially all of
              a master fund, or to become  the property of Developing
              master funds into which      Markets Trust; or (2)
              other funds are feeders.     termination of Developing
                                           Markets Trust or any series
                                           of Developing Markets
                                           Trust.  The trustees may
                                           cause Developing Markets
                                           Trust to be incorporated or
                                           transfer all the assets of
                                           Developing Markets Trust to
                                           a corporation with the
                                           approval of a majority of
                                           the shares outstanding and
                                           entitled to vote or other
                                           vote established by the
                                           trustees with respect to
                                           any series of shares.

                                      B-16

              Cumulative Voting            Cumulative Voting            Cumulative Voting
                                                                        The Maryland Code provides
                                                                        that the charter may
                                                                        authorize cumulative voting
                                                                        for the election of the
                                                                        directors and if the
                                                                        charter does not so
                                                                        provide, then the
                                                                        stockholders are not
                                                                        entitled to cumulative
                                                                        voting rights.

                                                                        The Charter and By-Laws do
              The Declaration provides     The MA Declaration provides  not have any provisions as
              that shareholders are not    that shareholders are not    to whether stockholders are
              entitled to cumulate their   entitled to cumulate their   entitled to cumulate their
              votes on any matter.         votes on any matter.         votes on any matter and
                                                                        consequently, the
                                                                        stockholders are not
                                                                        entitled to cumulate their
                                                                        votes on any matter.

              Proxies                      Proxies                      Proxies
              The By-Laws permit a         The MA By-Laws permit        Under the Maryland Code, a
              shareholder to authorize     Developing Markets Trust to  stockholder may sign a
              another person to act as     accept written proxies       writing authorizing another
              proxy by the following       signed by the shareholder    person to act as a proxy or
              methods: execution of a      or shareholders (for         may transmit such
              written instrument or by     jointly held shares) and     authorization by telegram,
              electronic, telephonic,      filed with the Secretary of  cablegram, datagram,
              computerized,                Developing Markets Trust or  electronic mail, or any
              telecommunications or        the Secretary's designee.    other electronic or
              another reasonable           A proxy shall be deemed      telephonic means.  Unless a
              alternative to the           valid unless challenged at   proxy provides otherwise,
              execution of a written       or prior to its exercise     it is not valid more than
              instrument. Unless a proxy   and the burden of proving    11 months after its date.
              provides otherwise, it is    invalidity rests on the      The proxy is revocable
              not valid more than 11       challenger.                  unless certain statutory
              months after its date. In                                 requirements are met.
              addition, the By-Laws
              provide that the
              revocability of a proxy
              that states on its face
              that it is irrevocable
              shall be governed by the
              provisions of the general
              corporation law of the
              State of Delaware.

                                      B-17

              Action by Written Consent    Action by Written Consent    Action by Written Consent
                                                                        The Maryland Code provides
                                                                        that any action required or
                                                                        permitted to be taken at a
                                                                        stockholders' meeting may
                                                                        be taken without a meeting,
                                                                        if a unanimous written
                                                                        consent is signed by each
                                                                        stockholder entitled to
                                                                        vote on the matter.

              The Declaration authorizes   The MA Declaration provides  The MD By-Laws also provide
              shareholders to take action  that any action taken by     that the board or any
              without a meeting and        shareholders may be taken    committee of the board may
              without prior notice if      without a meeting if         act by written consent
              written consents setting     shareholders holding a       signed by all the members
              forth the action taken are   majority of the shares       of the board or committee,
              signed by the holders of     entitled to vote on the      respectively.
              all outstanding shares       matter (or such larger
              entitled to vote on that     proportion thereof as shall
              action.                      be required by law, the MA
                                           Declaration or MA By-Laws)
              The Declaration also         consent to the action in
              authorizes the board of      writing and the written
              trustees or any committee    consent is filed with the
              of the board of trustees to  shareholders' meetings
              take action without a        records.
              meeting and without prior
              written notice if written
              consents setting forth the
              action taken are executed
              by trustees having the
              number of votes necessary
              to take that action at a
              meeting at which the entire
              board of trustees or any
              committee thereof, as
              applicable, is present and
              voting.

Removal of    The governing instrument of  The governing instrument of  Under the Maryland Code,
Trustees/     a DBT may contain any        a MBT may contain any        unless otherwise provided
Directors     provision relating to the    provision relating to the    in the charter, a director
              removal of trustees;         removal of trustees;         may generally be removed
              provided however, that       provided however, that       with or without cause by
              there shall at all times be  there shall at all times be  the vote of a majority of at least one trustee of the  at least one trustee of the  all the votes entitled to
              DBT.                         MBT.                         be cast generally for the
                                                                        election of directors
                                                                        unless (i) such director is
                                                                        elected by a certain class
                                                                        or series, (ii) the charter
                                                                        provides for cumulative
                                                                        voting or (iii) the board
                                                                        is classified.

                                      B-18

              Under the Declaration, any   The MA Declaration provides  Under the Charter, a
              trustee may be removed,      that the board of trustees,  director may be removed
              with or without cause, by    by action of two-thirds of   with or without cause by
              the board of trustees, by    the remaining trustees       holders of 75% of shares
              action of a majority of the  (except that 3 trustees      then entitled to vote in an
              trustees.  Shareholders      must remain in office after  election of directors and a
              shall have the power to      the removal) or by vote of   stockholders' meeting may
              remove a trustee only to     holders of two-thirds of     be called for such purpose
              the extent provided by the   the outstanding shares at a  if requested in writing by
              1940 Act.                    meeting called for such      holders of not less than
                                           purpose, may remove          10% of the outstanding
                                           trustees with cause.         shares of Emerging Markets
                                                                        Appreciation Fund.

Vacancies on                                                            Under the Maryland Code
Board of                                                                stockholders may elect
Trustees/                                                               persons to fill vacancies
Directors                                                               that result from the
                                                                        removal of directors.
                                                                        Unless the charter or
                                                                        by-laws provide otherwise,
                                                                        a majority of the directors
                                                                        in office, whether or not
                                                                        comprising a quorum, may
                                                                        fill vacancies that result
                                                                        from any cause except an
                                                                        increase in the number of
                                                                        directors. A majority of
                                                                        the entire board of
                                                                        directors may fill
                                                                        vacancies that result from
                                                                        an increase in the
                                                                        number of directors.

              Vacancies on the board of    Vacancies on the board of    Under the MD By-Laws,
              trustees may be filled by a  trustees may be filled by a  directors may increase or
              majority vote of the         majority vote of the         decrease their number; if
              trustee(s) then in office,   trustee(s) then in office,   the number is increased,
              regardless of the number     regardless of the number     the added directors may be
              and even if less than a      and even if less than a      elected by a majority of
              quorum.  However, a          quorum.  However, a          directors in office. For
              shareholders' meeting shall  shareholders' meeting shall  vacancies other than be called to elect trustees  be called to elect trustees  resulting from an increase
              if required by the 1940      if required by the 1940      in the number of directors,
              Act.                         Act.                         the directors then in
                                                                        office (though less than
              In the event all trustee                                  quorum) shall continue to
              offices become vacant, the                                act and may by majority
              investment adviser shall                                  vote fill any vacancy until
              serve as the sole remaining                               the next meeting of
              trustee, subject to the                                   stockholders, subject to
              provisions of the 1940 Act,                               the 1940 Act.
              and shall, as soon as
              practicable, fill all of                                  The number of directors may
              the vacancies on the                                      also be increased or
              board.  Thereupon, the                                    decreased by vote of
              investment adviser shall                                  stockholders at any meeting
              resign as trustee and a                                   called for the purpose and
              shareholders' meeting shall                               if the vote is to increase
              be called to elect trustees.                              the number, stockholders
                                                                        will vote by plurality to
                                                                        elect the directors to fill
                                                                         the new vacancies as well
                                                                        as any then existing
                                                                        vacancies.  The MD By-Laws
                                                                        further provide that "[a]ny
                                                                        vacancy may be filled by
                                                                        the [s]tockholders at any
                                                                        meeting thereof."

                                      B-19

Limitation    The Delaware Act explicitly  The Massachusetts Statute    The Maryland Code does not
on            authorizes limitation on     does not contain statutory   contain an express
Interseries   interseries liability so     provisions addressing        provision addressing
Liability     that the debts,              series or class liability    interseries or class
              liabilities, obligations     with respect to a multiple   liability with respect to a
              and expenses incurred,       series or class investment   multiple series or class
              contracted for or otherwise  company.  Therefore, unless  corporation.
              existing with respect to a   otherwise provided in the
              particular series of a       declaration of trust for an
              multiple series DBT will be  MBT, the debts,
              enforceable only against     liabilities, obligations
              the assets of such series,   and expenses incurred,
              and not against the general  contracted for or otherwise
              assets of the DBT or any     existing with respect to a
              other series, and, unless    particular series or class
              otherwise provided in the    may be enforceable against
              governing instrument of the  the assets of the business
              DBT, none of the debts,      trust generally.
              liabilities, obligations
              and expenses incurred,
              contracted for or otherwise
              existing with respect to
              the DBT generally or any
              other series thereof will
              be enforceable against the
              assets of such series.
              This protection will be
              afforded if (i) the DBT
              separately maintains the
              records and the assets of
              such series; (ii) notice of
              the limitation on
              liabilities of the series
              is set forth in the
              certificate of trust; and
              (iii) the governing
              instrument so provides.

              The Declaration and          The MA Declaration
              certificate of trust of the  explicitly limits the
              Delaware Business Trust      assets and liabilities of
              provide for limitation on    each series and states that
              interseries liability.       under no circumstances
                                           shall the assets allocated
                                           or belonging to a
                                           particular series be
                                           charged with liabilities
                                           attributable to any other
                                           series.  The MA Declaration
                                           in like manner limits the
                                           liabilities attributed to a
                                           class of shares to such
                                           class and no other class of
                                           a series may be charged
                                           with liabilities of such
                                           class.  Furthermore, it
                                           states that third parties
                                           shall look only to the
                                           assets of a particular
                                           series or class for payment
                                           of any credit, claim or
                                           contract.  Although these
                                           provisions serve to put
                                           third parties on notice,
                                           since there is no support
                                           in the Massachusetts
                                           Statute to limit
                                           liability, there remains
                                           the possibility that a
                                           court may not uphold the
                                           limitations set forth in
                                           the MA Declaration.

                                      B-20

Shareholder   Under the Delaware Act,      The Massachusetts Statute    Under the Maryland Code,
Liability     except to the extent         does not include an express  the stockholders of a
              otherwise provided in the    provision relating to the    corporation are not liable
              governing instrument of a    limitation of liability of   for the obligations of the
              DBT, shareholders of a DBT   the beneficial owners of a   corporation
              are entitled to the same     business trust. Therefore,
              limitation of personal       the owners of an MBT could
              liability extended to        potentially be liable for
              shareholders of a private    obligations of the trust,
              corporation organized for    nothwithstanding an express
              profit under the General     provision in the governing
              Corporation Law of the       instrument stating that the
              State of Delaware.           beneficial owners are not
                                           personally liable in
                                           connection with trust
                                           property or the acts,
                                           obligations or affairs of the
                                           trust.

              Under the Declaration,       The MA Declaration provides
              shareholders are entitled    that no shareholder shall be
              to the same limitation of    subject to any personal
              personal liability as that   liability whatsoever to any
              extended to shareholders of  person in connection with
              a private corporation        property of Developing
              organized for profit under   Markets trust or the acts,
              the General Corporation Law  obligations or affairs of
              of the State of Delaware.    Developing Markets Trust.
              However, the board of
              trustees may cause any
              shareholder to pay for
              charges of the Delaware
              Business Trust's custodian
              or transfer, dividend
              disbursing, shareholder
              servicing or similar agent
              for services provided to
              such shareholder.

Trustee/      Subject to the provisions    The Massachusetts Statute    The Maryland Code requires
Director      in the governing             does not include an express  a director to perform his
Liability     instrument, the Delaware     provision limiting the       or her duties in good
              Act provides that a trustee  liability of the trustees    faith, in a manner he or
              or any other person          of an MBT.  The trustees of  she reasonably believes to
              managing the DBT, when       an MBT could potentially be  be in the best interests of
              acting in such capacity,     held personally liable for   the corporation and with
              will not be personally       the obligations of the       the care that an ordinarily
              liable to any person other   trust.                       prudent person in a like
              than the DBT or a                                         position would use under
              shareholder of the DBT for                                similar circumstances. A
              any act, omission or                                      director who performs his
              obligation of the DBT or                                  or her duties in accordance
              any trustee. To the extent                                with this standard has no
              that at law or in equity, a                               liability to the
              trustee has duties                                        corporation, its
              (including fiduciary                                      stockholders or to third
              duties) and liabilities to                                persons by reason of being
              the DBT and its                                           or having been a director.
              shareholders, such duties                                 A corporation may include
              and liabilities may be                                    in its charter a provision
              expanded or restricted by                                 expanding or limiting the
              the governing instrument.                                 liability of its directors
                                                                        and officers for money
                                                                        damages to the corporation
                                                                        or its stockholders;
                                                                        provided however, that, generally,
                                                                        liability may not be
                                                                        limited to the extent the
                                                                        person has received an
                                                                        improper benefit or profit
                                                                        in money, property or
                                                                        services or where such
                                                                        person has been actively
                                                                        and deliberately dishonest.

                                      B-21

              The Declaration provides     The MA Declaration provides  The Charter expressly
              that any person who is or    that no trustee, officer,    provides that no director
              was a trustee, officer,      employee, or agent shall be  or officer shall be
              employee or other agent of   subject to any personal      protected from liability to
              the Delaware Business Trust  liability whatsoever to any  Emerging Markets
              or is or was serving at the  person other than            Appreciation Fund and its
              request of the Delaware      Developing Markets Trust     stockholders to which such
              Business Trust as a          and its shareholders, in     person would otherwise be
              trustee, director, officer,  connection with Trust        subject by reason of
              employee or other agent of   property or affairs, except  willful misfeasance, bad
              another corporation,         that arising from bad        faith, gross negligence or
              partnership, joint venture,  faith, willful misfeasance,  reckless disregard of the
              trust or other enterprise    gross negligence or          duties involved in the
              (an "Agent") will be liable  reckless disregard for       conduct of such person's
              to the Delaware Business     duties to Developing         office.
              Trust and to any             Markets Trust.  No trustee,
              shareholder solely for such  officer, employee, or agent
              Agent's own willful          shall be responsible for
              misfeasance, bad faith,      any neglect or wrong-doing
              gross negligence or          of any officer, agent or
              reckless disregard of the    employee, service provider
              duties involved in the       of Developing Markets
              conduct of such Agent (such  Trust, nor for the act or
              conduct  referred to as      omission of another such
              "Disqualifying  Conduct").   person.  However, nothing
              Subject  to the  preceding   in the MA Declaration
              sentence,  Agents  will not  protect such person against
              be liable for any act or     any liability for which the
              omission of any other Agent  person would otherwise be
              or any investment  adviser   subject by reason of willful
              or principal  underwriter    misfeance, bad faith, gross
              of the Delaware Business     negligence or reckless
              Trust. No Agent, when        disregard of the person's
              acting in such capacity,     duties involving Developing
              shall be personally  liable  Markets Trust.
              to any person (other than
              the Delaware  Business
              Trust or its shareholders
              as described  above) for
              any act,  omission or
              obligation  of the
              Delaware Business Trust or
              any trustee.

                                      B-22

Indemnifica-  Subject to such standards    Although the Massachusetts   Unless limited by its
tion          and restrictions contained   Statute is silent as to the  charter, the Maryland Code
              in the governing instrument  indemnification of           requires a corporation to
              of a DBT, the Delaware Act   trustees, officers and       indemnify a director or
              authorizes a DBT to          shareholders,                officer who has
              indemnify and hold harmless  indemnification is           successfully defended a
              any trustee, shareholder or  expressly provided for in    proceeding to which such
              other person from and        the MA Declaration.          person was a party because
              against any and all claims                                of such person's service in
              and demands.                                              such capacity, against
                                                                        reasonable expenses
                                                                        incurred in connection with
                                                                        the proceeding.

                                                                        The Maryland Code permits a
                                                                        corporation to indemnify a
                                                                        director, officer, employee
                                                                        or agent who is a party or
                                                                        threatened to be a party,
                                                                        by reason of service in
                                                                        that capacity, to any
                                                                        threatened, pending or
                                                                        completed action, suit or
                                                                        proceeding, against
                                                                        judgments, penalties,
                                                                        fines, settlements and
                                                                        reasonable expenses unless
                                                                        it is established that (i)
                                                                        the act or omission of such
                                                                        person was material to the
                                                                        matter giving rise to the
                                                                        proceeding, and was
                                                                        committed in bad faith or
                                                                        was the result of active
                                                                        and deliberate dishonesty;
                                                                        (ii) such person actually
                                                                        received an improper
                                                                        personal benefit; or (iii)
                                                                        such person had reasonable
                                                                        cause to believe that the
                                                                        act or omission was
                                                                        unlawful. This permissible
                                                                        indemnification obligation
                                                                        may become mandatory or may
                                                                        be prohibited through a
                                                                        corporation's charter,
                                                                        by-laws, a board resolution
                                                                        or another agreement.
                                                                        However, if the proceeding
                                                                        is a derivative suit, the
                                                                        corporation may not
                                                                        indemnify a person who has
                                                                        been adjudged to be liable
                                                                        to the corporation.
                                                                        Corporations are authorized
                                                                        to advance payment of
                                                                        reasonable expenses.

              Pursuant to the              The MA Declaration provides  The Charter provides that
              Declaration, the Delaware    that shareholders, trustees  Emerging Markets
              Business Trust will          and officers shall be        Appreciation Fund shall, to
              indemnify any Agent who was  entitled and empowered to    the full extent permitted
              or is a party or is          the fullest extent           by the Maryland Code,
              threatened to be made a      permitted by law to provide  indemnify all persons whom
              party to any proceeding by   for indemnification out of   it may indemnify under the
              reason of such Agent's       Developing Markets Trust's   Maryland Code. However, no
              capacity, against            assets for liability and     director or officer shall
              attorneys' fees and other    for all expenses reasonably  be protected from liability
              certain expenses,            incurred or paid or          to Emerging Markets
              judgments, fines,            expected to be paid by a     Appreciation Fund or its
              settlements and other        shareholder, trustee or      stockholders to which such
              amounts incurred in          officer in connection with   person would otherwise be
              connection with such         any claim, action, suit or   subject by reason of
              proceeding if such Agent     proceeding arising from      willful misfeasance, bad
              acted in good faith or in    being or having been a       faith, gross negligence or
              the case of a criminal       shareholder, trustee or      reckless disregard of the
              proceeding, had no           officer, respectively.       duties involved in the
              reasonable cause to believe  However, the MA Declaration  conduct of his office.
              such Agent's conduct was     excludes indemnification     Note that the Securities
              unlawful. However, there is  for trustees and officers    Act of 1933, as amended
              no right to indemnification  for willful misfeasance,     (the "1933 Act"), in the
              for any liability arising    bad faith, and gross         opinion of the SEC, and
              from the Agent's             negligence or reckless       the 1940 Act also limit the
              Disqualifying Conduct. As    disregard of one's duties.   ability of Emerging Markets
              to any matter for which      Note that the 1933 Act, in   Appreciation Fund to
              such Agent is found to be    the opinion of the SEC,      indemnify such persons.
              liable in the performance    and the 1940 Act also
              of such Agent's duty to the  limit the ability of         The MD By-Laws provide
              Delaware Business Trust or   Developing Markets Trust     that, to the fullest extent
              its shareholders             to indemnify such persons.   permitted by the Maryland
              indemnification will be                                   Code, any current or former
              made only to the extent                                   director or officer seeking
              that the court in which                                   indemnification shall be
              that action was brought                                   entitled to the advancement
              determines that in view of                                of reasonable expenses from
              all the circumstances of                                  Emerging Markets
              the case, the Agent was not                               Appreciation Fund.
              liable by reason of such                                  Emerging Markets
              Agent's Disqualifying                                     Appreciation Fund may
              Conduct.  Note that the                                   advance expenses to employees
              1933 Act, in the opinion                                  and agents.
              of the SEC, and the 1940
              Act also limit the ability
              of the Delaware Business
              Trust to indemnify an
              Agent.

                                      B-23

              Expenses incurred by an
              Agent in defending any
              proceeding may be advanced
              by the Delaware Business
              Trust before the final
              disposition of the
              proceeding on receipt of an
              undertaking by or on behalf
              of the Agent to repay the
              amount of the advance if it
              is ultimately determined
              that the Agent is not
              entitled to indemnification
              by the Delaware Business
              Trust.

Insurance     The Delaware Act is silent   There is no provision in     Under the Maryland Code, a
              as to the right of a DBT to  the Massachusetts Statute    corporation may purchase
              purchase insurance on        relating to insurance.       insurance on behalf of any
              behalf of its trustees or                                 person who is or was a
              other persons.                                            director, officer, employee
                                                                        or agent against any
                                                                        liability asserted against
                                                                        and incurred by such person
                                                                        in any such capacity
                                                                        whether or not the
                                                                        corporation would have the
                                                                        power to indemnify such
                                                                        person against such
                                                                        liability.

              However, as the policy of    The MA Declaration permits   The MD By-Laws authorize
              the Delaware Act is to give  the purchase of liability    Emerging Markets
              maximum effect to the        insurance out of Developing  Appreciation Fund to
              principle of freedom of      Markets Trust's assets on    purchase insurance on
              contract and to the          behalf of the trustees,      behalf of any person who is
              enforceability of governing  officers and agents of       or was a director, officer,
              instruments, the             Developing Markets Trust.    employee or agent against
              Declaration authorizes the   Insurance may be maintained  any liability asserted
              board of trustees, to the    for any agent of Developing  against and incurred by
              fullest extent permitted by  Markets Trust only to the    such person in any such
              applicable law, to purchase  extent that Developing       capacity. However, no
              with Delaware Business       Markets Trust would have     insurance may be purchased
              Trust assets, insurance for  the power to indemnify the   which would indemnify any
              liability and for all        trustee, officer or agent    director or officer against
              expenses of an Agent in      against such liability.      any liability to Emerging
              connection with any                                       Markets Appreciation Fund
              proceeding in which such                                  or its stockholders to
              Agent becomes involved by                                 which such person would
              virtue of such Agent's                                    otherwise be subject by
              actions, or omissions to                                  reason of willful
              act, in its capacity or                                   misfeasance, bad faith,
              former capacity with the                                  gross negligence or
              Delaware Business Trust,                                  reckless disregard of the
              whether or not the Delaware                               duties involved in the
              Business Trust would have                                 conduct of such person's
              the power to indemnify such                               office.
              Agent against such
              liability.

                                      B-25

Shareholder   Under the Delaware Act,                                   Under the Maryland Code, a
Right of      except to the extent                                      stockholder may inspect,
Inspection    otherwise provided in the                                 during usual business
              governing instrument and                                  hours, the corporation's
              subject to reasonable                                     by-laws, stockholder
              standards established by                                  proceeding minutes, annual
              the trustees, each                                        statements of affairs,
              shareholder has the right,                                voting trust agreements
              upon reasonable demand for                                and, if the corporation is
              any purpose reasonably                                    not an open-end investment
              related to the                                            company, a statement
              shareholder's interest as a                               showing all stock and
              shareholder, to obtain from                               securities issued by the
              the DBT certain information                               corporation for the
              regarding the governance                                  previous 12 months. In
              and affairs of the DBT.                                   addition, stockholders who
                                                                        have individually or
                                                                        together been holders of at
                                                                        least 5% of the outstanding
                                                                        stock of any class for at
                                                                        least 6 months, may inspect
                                                                        the corporation's books of
                                                                        accounts, its stock ledger
                                                                        and its statement of
                                                                        affairs.

              Under the Declaration, a     The MA By-Laws provide that  The Charter grants
              shareholder, upon            the trustees shall           stockholders inspection
              reasonable written demand    determine whether and to     rights only to the extent
              to the Delaware Business     what extent, and at what     provided by the Maryland
              Trust for any purpose        times and places, the        Code. Such rights are
              reasonably related to such   minutes and accounting       subject to reasonable
              shareholder's interest as a  books and records shall be   regulations of the board of
              shareholder, may inspect     open for inspection by any   directors not contrary to
              certain information as to    shareholder and no           the Maryland Code.
              the governance and affairs   shareholder has the right
              of the Delaware Business     to inspect such books and
              Trust during regular         records except as conferred
              business hours.  However,    by law or authorized by the
              reasonable standards         trustees or by the vote or
              governing, without           consent of the shareholders.
              limitation, the information
              and documents to be
              furnished and the time and
              location of furnishing the
              same, will be established
              by the board or any officer
              to whom such power is
              delegated in the By-Laws.
              In addition, as permitted
              by the Delaware Act, the
              By-Laws also authorize the
              board or an officer to whom
              the board delegates such
              powers to keep confidential
              from shareholders for such
              period of time as deemed
              reasonable any information
              that the board or such
              officer in good faith
              believes would not be in
              the best interest of the
              Delaware Business Trust to
              disclose or that could
              damage the Delaware
              Business Trust or that the
              Delaware Business Trust is
              required by law or by
              agreement with a third
              party to keep confidential.

Derivative    Under the Delaware Act, a    There is no provision under  Under the Maryland Code, in
Actions       shareholder may bring a      the Massachusetts Statute    order to bring a derivative
              derivative action if         regarding derivative         action, a stockholder (or
              trustees with authority to   actions.                     his predecessor if he
              do so have refused to bring                               became a stockholder by
              the action or if a demand                                 operation of law) must be a
              upon the trustees to bring                                stockholder (a) at the time
              the action is not likely to                               of the acts or omissions
              succeed. A shareholder may                                complained about; (b) at
              bring a derivative action                                 the time the action is
              only if the shareholder is                                brought and (c) until the
              a shareholder at the time                                 completion of the
              the action is brought and:                                litigation. A derivative
              (i) was a shareholder at                                  action may be brought by a
              the time of the transaction                               stockholder if (i) a demand
              complained about or (ii)                                  upon the board of directors
              acquired the status of                                    to bring the action is
              shareholder by operation of                               improperly refused or (ii)
              law or pursuant to the                                    a request upon the board of
              governing instrument from a                               directors would be futile.
              person who was a
              shareholder at the time of                                Under the Maryland Code, a
              the transaction. A                                        director of an investment
              shareholder's right to                                    company who "is not an
              bring a derivative action                                 interested person, as
              may be subject to such                                    defined by the 1940 Act,
              additional standards and                                  shall be deemed to be
              restrictions, if any, as                                  independent and
              are set forth in the                                      disinterested when making
              governing instrument.                                     any determination or taking
                                                                        any action as a director."

                                      B-26

              The Declaration provides     The MA Declaration has a
              that, subject to the         provision regarding
              requirements set forth in    shareholder voting
              the Delaware Act, a          regarding derivative
              shareholder may bring a      actions as described above.
              derivative action on behalf
              of the Delaware Business
              Trust only if the
              shareholder first makes a
              pre-suit demand upon the
              board of trustees to bring
              the subject action unless
              an effort to cause the
              board of trustees to bring
              such action is excused. A
              demand on the board of
              trustees shall only be
              excused if a majority of
              the board of trustees, or a
              majority of any committee
              established to consider the
              merits of such action, has
              a material personal
              financial interest in the
              action at issue. A trustee
              shall not be deemed to have
              a material personal
              financial interest in an
              action or otherwise be
              disqualified from ruling on
              a shareholder demand by
              virtue of the fact that
              such trustee receives
              remuneration from his
              service on the board of
              trustees of the Delaware
              Business Trust or on the
              boards of one or more
              investment companies with
              the same or an affiliated
              investment advisor or
              underwriter.

Management    The Delaware Business Trust  Developing Markets Trust is  Emerging Markets
Investment    is an open-end management    an open-end management       Appreciation Fund is a
Company       investment company under     investment company under     closed-end management
Classifica-   the 1940 Act (i.e., a        the 1940 Act (i.e., a        investment company under
tion          management investment        management investment        the 1940 Act (i.e., a
              company whose securities     company whose securities     management investment
              are redeemable).             are redeemable).             company whose securities
                                                                        are not redeemable).

                                      B-27

                                    EXHIBIT C

                    COMPARISON OF DEVELOPING MARKETS TRUST'S
            CURRENT AND PROPOSED FUNDAMENTAL INVESTMENT RESTRICTIONS
             TO EMERGING MARKETS APPRECIATION FUND'S CORRESPONDING
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

-------------------------------------------------------------------------------------------------------------------------
   EMERGING MARKETS APPRECIATION FUND
        CORRESPONDING FUNDAMENTAL                DEVELOPING MARKETS TRUST                DEVELOPING MARKETS TRUST
               RESTRICTION                          CURRENT FUNDAMENTAL                    PROPOSED FUNDAMENTAL
                                                        RESTRICTION                            RESTRICTION
 Emerging Markets Appreciation Fund may
                  not:                       Developing Markets Trust may not:      Developing Markets Trust may not:
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
....borrow money, except that (a)          Borrow money, except that Developing    Borrow money, except to the extent
short-term credits necessary for          Markets Trust may borrow money from     permitted by the 1940 Act or any
settlement of securities transactions     banks in the amount not exceeding 33    rules, exemptions or interpretations
are not considered borrowings..., and (b) 1/3% of the value of Developing Markets thereunder that may be adopted,
Emerging Markets Appreciation Fund may    Trust's total assets (including the     granted or issued by the SEC.
borrow up to 5% of its total assets       amount borrowed), or pledge, mortgage
(including the amount borrowed) for       or hypothecate its assets for any
temporary or emergency purposes.          purposes, except to secure borrowings
                                          and then only to an extent not greater
                                          than 15% of Developing Markets Trust's
                                          total assets.  Arrangements with
                                          respect to margin for futures
                                          contracts, forward contracts and
                                          related options are not deemed to be a
                                          pledge of assets.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Underwrite the securities of other        Act as an underwriter;...               Act as an underwriter except to the
issuers, except to the extent that, in                                            extent Developing Markets Trust may
connection with the disposition of                                                be deemed to be an underwriter when
portfolio securities, it may be deemed                                            disposing of securities it owns or
to be an underwriter.                                                             when selling its own shares.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Make loans, except that Emerging Markets  Loan money, apart from the purchase of  Make loans to other persons except
Appreciation Fund may (a) purchase and    a portion of an issue of publicly       (a) through the lending of its
hold debt instruments (including bonds,   distributed bonds, debentures, notes    portfolio securities, (b) through the
debentures or other obligations and       and other evidences of indebtedness,    purchase of debt securities, loan
certificates of deposit, bankers'         although Developing Markets Trust may   participations and/or engaging in
acceptances and fixed time deposits) in   enter into repurchase agreements and    direct corporate loans in accordance
accordance with its investment objective  lend its portfolio securities.          with its investment objectives and
and policies; (b) invest in loans                                                 policies, and (c) to the extent the
including loan participations and loan                                            entry into a repurchase agreement is
assignments as described in its                                                   deemed to be a loan.  Developing
Prospectus; (c) enter into repurchase                                             Markets Trust may also make loans to
agreements with respect to portfolio                                              other investment companies to the
securities; and (d) make loans of                                                 extent permitted by the 1940 Act or
portfolio securities, as described in                                             any exemptions therefrom which may be
its Prospectus.                                                                   granted by the SEC.

                                      C-1

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Purchase or sell commodities or           ...purchase or sell commodity contracts Purchase or sell commodities as
commodity contracts, including futures    (except futures contracts as described  defined in the Commodity Exchange
contracts and options thereon, except     in Developing Markets Trust's           Act, as amended, and the rules and
that Emerging Markets Appreciation Fund   Prospectus or Statement of Additional   regulations thereunder, unless
may engage in hedging transactions as     Information);...                        acquired as a result of ownership of
described in its Prospectus.                                                      securities or other instruments and
                                                                                  provided that this restriction does
                                                                                  not prevent Developing Markets Trust
                                                                                  from engaging in transactions
                                                                                  involving futures contracts and
                                                                                  options thereon or investing in
                                                                                  securities that are secured by
                                                                                  physical commodities.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Purchase real estate, real estate         Invest in real estate or mortgages on   Purchase or sell real estate unless
mortgage loans or real estate limited     real estate (although Developing        acquired as a result of ownership of
partnership interests (other than         Markets Trust may invest in marketable  securities or other instruments and
securities secured by real estate or      securities secured by real estate or    provided that this restriction does
interests therein or securities issued    interests therein or issued by          not prevent Developing Markets Trust
by companies that invest in real estate   companies or investment trusts which    from (i) purchasing or selling
or interests therein).                    invest in real estate or interests      securities secured by real estate or
                                          therein);...                            interests therein or securities
                                                                                  issued by companies that invest, deal
                                                                                  or otherwise engage in transactions
                                                                                  in real estate or interests therein,
                                                                                  (ii) making, purchasing or selling
                                                                                  real estate mortgage loans, and (iii)
                                                                                  purchasing or selling direct
                                                                                  investments in real estate, through
                                                                                  partnerships and other special
                                                                                  purpose entities that own or develop
                                                                                  real estate.

                                      C-2

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Issue senior securities..., except that   ... issue senior securities except as   Issue senior securities, except to
(a) short-term credits necessary for      set forth in investment restriction     the extent permitted by the 1940 Act
settlement of securities transactions     [on borrowing above]; or purchase on    or any rules, exemptions or
are not considered...senior securities..  margin or sell short (but Developing    interpretations thereunder that may
                                          Markets Trust may make margin payments  be adopted, granted or issued by the
Purchase securities on margin (except     in connection with options on           SEC.
for delayed delivery or when-issued       securities or securities indices,
transactions or such short-term credits   foreign currencies, futures contracts
as are necessary for the clearance of     and related options, and forward
transactions).                            contracts and related options).

Make short sales of securities or
maintain a short position.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Invest 25% or more of the total value of  Invest more than 25% of Developing      Invest more than 25% of its net
its assets in a particular industry.      Markets Trust's total assets in a       assets in securities of issuers in
For purposes of this restriction, a       single industry.                        any one industry (other than
foreign government (but not the U.S.                                              securities issued or guaranteed by
Government) is deemed to be an                                                    the U.S. government or any of its
"industry."                                                                       agencies or instrumentalities or
                                                                                  securities of other investment
                                                                                  companies).
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
No comparable fundamental restriction.    Purchase any security (other than       Purchase the securities of any one
                                          obligations of the U.S. government,     issuer (other than the U.S.
                                          its agencies and instrumentalities)     government or any of its agencies or
                                          if, as a result, as to 75% of           instrumentalities or securities of
                                          Developing Markets Trust's total        other investment companies, whether
                                          assets (i) more than 5% of Developing   registered or excluded from
                                          Markets Trust's total assets would be   registration under Section 3(c) of
                                          invested in securities of any single    the 1940 Act) if immediately after
                                          issuer; or (ii) Developing Markets      such investment (a) more than 5% of
                                          Trust would then own more than 10% of   the value of Developing Markets
                                          the voting securities of any single     Trust's total assets would be
                                          issuer.                                 invested in such issuer or (b) more
                                                                                  than 10% of the outstanding voting
                                                                                  securities of such issuer would be
                                                                                  owned by Developing Markets Trust,
                                                                                  except that up to 25% of the value of
                                                                                  Developing Markets Trust's total
                                                                                  assets may be invested without regard
                                                                                  to such 5% and 10% limitations.

                                      C-3

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
No comparable fundamental restriction.    Invest more than 15% of Developing      Proposed to be eliminated.
                                          Markets Trust's total assets in
                                          securities of foreign issuers that are
                                          not listed on a recognized U.S. or
                                          foreign securities exchange...
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
No comparable fundamental restriction.    .. [invest] more than 10% of its total  Proposed to be eliminated.
                                          assets in restricted securities,
                                          securities that are not readily         Note:  The current fundamental policy
                                          marketable, repurchase agreements       will be replaced with a
                                          having more than seven days to          non-fundamental investment policy
                                          maturity, and over-the-counter options  that limits Developing Markets
                                          purchased by Developing Markets         Trust's investment in illiquid
                                          Trust.  Assets used as cover for        securities to 15% of Developing
                                          over-the-counter options written by     Markets Trust's total assets.
                                          Developing Markets Trust are
                                          considered not readily marketable.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
No comparable fundamental restriction.    Invest more than 5% of Developing       Proposed to be eliminated.
                                          Markets Trust's total assets in
                                          securities of issuers, including their
                                          predecessors, which have been in
                                          continuous operation less than three
                                          years.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
No comparable fundamental restriction.    .. invest in other open-end investment  Proposed to be eliminated.
                                          companies except as permitted by the
                                          1940 Act.                               Note:  Developing Markets Trust will
                                                                                  still be subject to the restriction
                                                                                  of §12(d) of the 1940 Act, which
                                                                                  restricts an investment company's
                                                                                  investments in other investment
                                                                                  companies.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
No comparable fundamental restriction.    Purchase or retain securities of any    Proposed to be eliminated.
                                          company in which trustees or officers
                                          of Developing Markets Trust or of the
                                          Investment Manager, individually own
                                          more than 1/2of 1% of the securities of
                                          such company or, in the aggregate, own
                                          more than 5% of the securities of such
                                          company.

                                      C-4

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
No comparable fundamental restriction.    Invest more than 5% of Developing       Proposed to be eliminated.
                                          Markets Trust's total assets in
                                          warrants, whether or not listed on the
                                          New York Stock Exchange (NYSE) or the
                                          American Stock Exchange, including no
                                          more than 2% of its total assets which
                                          may be invested in warrants that are
                                          not listed on those exchanges.
                                          Warrants acquired by Developing
                                          Markets Trust in units or attached to
                                          securities are not included in this
                                          restriction.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
No comparable fundamental restriction.    Participate on a joint or a joint and   Proposed to be eliminated.
                                          several basis in any trading account
                                          in securities.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
No comparable fundamental restriction.    .. invest more than 10% of its total    Proposed to be eliminated.
                                          assets (at the time of purchase) in
                                          defaulted debt securities, which may
                                          be illiquid.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
No comparable fundamental restriction.    .. invest in interests (other than      Proposed to be eliminated.
                                          debentures or equity stock interests)
                                          in oil, gas or other mineral
                                          exploration or development programs;
-------------------------------------------------------------------------------------------------------------------------

                                      C-5

                                    EXHIBIT D

     The Prospectus of Templeton Developing Markets Trust -- Advisor Class dated
May 1, 2002, is part of this Prospectus/Proxy  Statement and will be included in the proxy  mailing to all  shareholders  of record.  For  purposes of this EDGAR filing,  the Prospectus  dated May 1, 2002 is  incorporated  by reference to the
electronic   filing   made  on  April   29,   2002,   under   Accession   Number
0000878087-02-000017.

                                    EXHIBIT E

     The Annual Report to Shareholders of Templeton Developing Markets Trust for
the fiscal  year  ended  December  31,  2001,  is part of this  Prospectus/Proxy
Statement  and will be  included  in the proxy  mailing to all  shareholders  of record.  For  purposes  of this  EDGAR  filing,  the Report to  Shareholders  of
Templeton  Developing Markets Trust for the fiscal year ended December 31, 2001, is  incorporated  by reference to the  electronic  filing made on March 4, 2002, under Accession Number 0000878087-02-000009.

                                     Part B
                       STATEMENT OF ADDITIONAL INFORMATION

Acquisition of the Assets of
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

By and in exchange for Advisor Class Shares of
TEMPLETON DEVELOPING MARKETS TRUST

     This Statement of Additional  Information  ("SAI") relates  specifically to the proposed  acquisition  by Templeton  Developing  Markets Trust  ("Developing
Markets  Trust") of  substantially  all of the assets of the Templeton  Emerging
Markets  Appreciation  Fund,  Inc.  ("Emerging  Markets  Appreciation  Fund") in
exchange  solely for  Advisor  Class  Shares of  Developing  Markets  Trust (the
"Transaction").

     This SAI also includes the following  documents,  which are attached to and legally considered to be a part of this SAI:

               1.   Annual Report of Emerging Markets  Appreciation Fund for the
                    fiscal year ended March 31, 2002.

               2.   Annual  Report of  Developing  Markets Trust for fiscal year ended December 31, 2001.

               3.   Statement of Additional Information for Advisor Class Shares
                    of Developing Markets Trust dated May 1, 2002.

     This SAI is not a Prospectus;  you should read this SAI in conjunction with the Prospectus/Proxy Statement dated June __, 2002, relating to the Transaction.
You can request a copy of the  Prospectus/Proxy  Statement by calling 1-800/DIAL
BEN(R)or  by  writing  to  Developing  Markets  Trust  at P.O.  Box  33030,  St.
Petersburg, FL 33733-8030.

                        This SAI is dated June __, 2002.

                                      -1-

            FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS

Emerging Markets  Appreciation  Fund's financial  statements for the fiscal year ended  March 31,  2002 and the  reports  thereon,  which  will be  contained  in
Emerging Markets  Appreciation  Fund's Annual Report to  Shareholders,  have not been  filed,  but will be  included  in the 497(b)  filing of  definitive  proxy materials and will be delivered to all shareholders requesting this SAI.

Developing  Markets  Trust's  financial  statements  for the  fiscal  year ended
December  31,  2001 and the  reports  thereon of  January  31,  2002,  which are contained in Developing  Markets  Trust's  Annual Report dated December 31, 2001
(as filed with the SEC on March 4, 2002 pursuant to Section 30(b) of the Act and
Rule 30b2-1 thereunder (Accession Number 0000878087-02-000009)) are incorporated herein by reference  and will be enclosed  with the  Prospectus/Proxy  Statement mailed to Emerging Markets Appreciation Fund shareholders.

                     STATEMENT OF ADDITIONAL INFORMATION FOR
               TEMPLETON DEVELOPING MARKETS TRUST -- ADVISOR CLASS

     The Statement of Additional  Information for Templeton  Developing  Markets
Trust --  Advisor  Class  dated May 1, 2002 (as filed  with the SEC on April 29,
2002)  pursuant  to  Rule  485(b)  (Accession  Number  0000878087-02-000017)  is
incorporated  herein by  reference  and will be delivered  to  shareholders  who request this SAI.

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification

Reference  is  made  to the  previously  filed  Article  IV of the  Registrant's
Declaration of Trust.

Insofar as indemnification  for liabilities  arising under the Securities Act of
1933 may be  permitted  to trustees,  officers  and  controlling  persons of the
Registrant by the Registrant  pursuant to the Declaration of Trust or otherwise, the  Registrant  is aware that in the  opinion of the  Securities  and  Exchange
Commission,  such  indemnification  is against public policy as expressed in the
Act  and,  therefore,   is  unenforceable.   In  the  event  that  a  claim  for
indemnification  against  such  liabilities  (other  than  the  payment  by  the
Registrant  of expenses  incurred or paid by trustees,  officers or  controlling persons of the  Registrant  in  connection  with the  successful  defense of any
action,  suit  or  proceeding)  is  asserted  by  such  trustees,   officers  or
controlling  persons  in  connection  with  the  shares  being  registered,  the
Registrant  will,  unless in the  opinion  of its  counsel  the  matter has been settled by controlling precedent,  submit to a court of appropriate jurisdiction the question  whether such  indemnification  by it is against  public  policy as expressed  in the Act and will be  governed  by the final  adjudication  of such issues.

Item 16.  Exhibits The following  exhibits are  incorporated by reference to the previously filed document indicated below, except Exhibit 14(a):

          (1)  Copies of the charter of the Registrant as now in effect;

               (a)  Amended and Restated  Declaration of Trust (Previously filed with  Post-Effective  Amendment  No.  5 to the  Registration
                    Statement on Form N-1A on April 29, 1996.)

               (b)  Establishment  and  Designation  of  Classes  of  Shares  of
                    Beneficial  Interest  (Previously filed with  Post-Effective
                    Amendment No. 4 to the  Registration  Statement on Form N-1A
                    on April 28, 1995.)

               (c)  Establishment  and  Designation  of  Classes  of  Shares  of
                    Beneficial  Interest  (Previously filed with  Post-Effective
                    Amendment No. 7 to the  Registration  Statement on Form N-1A
                    on December 31, 1996.)

               (d)  Form of  Establishment  and Designation of Classes of Shares
                    of Beneficial Interest (Previously filed with Post-Effective
                    Amendment No. 15 to the Registration  Statement on Form N-1A
                    on April 29, 2002.)

          (2)  Copies of the existing  by-laws or  corresponding  instruments of the Registrant;

               (a)  By-Laws of Templeton  Developing  Markets  (Previously filed with  Post-Effective  Amendment  No.  5 to the  Registration
                    Statement on Form N-1A on April 29, 1996.)

          (3)  Copies of any voting  trust  agreement  affecting  more than five percent of any class of equity securities of the Registrant;

               Not Applicable.

          (4)  Copies of the agreement of acquisition,  reorganization,  merger, liquidation and any amendments to it;

               (a)  The Form of Agreement  and Plan of  Acquisition  between the
                    Registrant and Templeton Emerging Markets Appreciation Fund,
                    Inc. is included in Part A of this registration statement as
                    Exhibit A to the Prospectus/Proxy Statement

          (5)  Copies of all  instruments  defining the rights of holders of the securities  being registered  including,  where  applicable,  the relevant  portion of the articles of  incorporation or by-laws of the Registrant;

               Not Applicable.

          (6)  Copies  of all  investment  advisory  contracts  relating  to the management of the assets of the Registrant;

               (a)  Amended and Restated Investment Management Agreement between
                    Registrant and Templeton Asset Management Ltd. dated October
                    30, 1992, and amended and restated as of February,  25, 1994 and November 23, 1995. (Previously filed with Post-Effective
                    Amendment No. 5 to the  Registration  Statement on Form N-1A
                    on April 29, 1996.)

               (b)  Addendum dated December 2, 1997 to the Investment Management
                    Agreement  (Previously filed with  Post-Effective  Amendment
                    No.  10 to  the  Registration  Statement  on  Form  N-1A  on
                    December 30, 1998.)

          (7)  Copies of each underwriting or distribution  contract between the
               Registrant and a principal  underwriter,  and specimens or copies of all agreements between principal underwriters and dealers;

               (a)  Distribution  Agreement  between the Registrant and Franklin
                    Templeton Distributors,  Inc. dated May 1, 1995. (Previously
                    filed   with   Post-Effective   Amendment   No.   5  to  the
                    Registration Statement on Form N-1A on April 29, 1996.)

               (b)  Form   of   Dealer   Agreement   between    Registrant   and
                    Franklin/Templeton Distributors, Inc. and Securities Dealers
                    dated March 1, 1998  (Previously  filed with  Post-Effective
                    Amendment No. 10 to the Registration  Statement on Form N-1A
                    on December 30, 1998.)

               (c)  Amendment   of  Dealer   Agreement   dated  May  15,   1998.
                    (Previously  filed with  Post-Effective  Amendment No. 10 to the  Registration  Statement  on Form N-1A on  December  30,
                    1998.)

          (8)  Copies of all bonus,  profit sharing,  pension,  or other similar contracts  or  arrangements  wholly or partly for the  benefit of trustees or officers of the Registrant in their capacity as such.
               Furnish a reasonably detailed description of any plan that is not set forth in a formal document;

               Not Applicable.

          (9)  Copies of all custodian agreements and depository contracts under
               Section  17(f)  of  the  1940  Act  for  securities  and  similar
               investments  of  the   Registrant,   including  the  schedule  of
               remuneration;

               (a)  Custody  Agreement  dated  October  16,  1991 with The Chase
                    Manhattan Bank, N.A.  (Previously filed with  Post-Effective
                    Amendment No. 5 to the  Registration  Statement on Form N-1A
                    on April 29, 1996.)

               (b)  Amendment  dated  March 2,  1998 to the  Custody  Agreement.
                    (Previously  filed with  Post-Effective  Amendment No. 10 to the  Registration  Statement  on Form N-1A on  December  30,
                    1998.)

               (c)  Amendment   No.  2  dated  July  23,  1998  to  the  Custody
                    Agreement.  (Previously filed with Post-Effective  Amendment
                    No.  10 to  the  Registration  Statement  on  Form  N-1A  on
                    December 30, 1998.)

               (d)  Amendment No. 3 dated May 1, 2001 to the Custody  Agreement.
                    (Previously  filed with  Post-Effective  Amendment No. 15 to the Registration Statement on Form N-1A on April 29, 2002.)

          (10) Copies of any plan  entered into by  Registrant  pursuant to Rule
               12b-1  under  the 1940  Act and any  agreements  with any  person relating to  implementation  of the plan,  and copies of any plan entered into by Registrant  pursuant to Rule 18f-3 under the 1940
               Act, any agreement with any person relating to  implementation of the plan, any amendment to the plan, and a copy of the portion of
               the  minutes  of  the  meeting  of  the   Registrant's   trustees
               describing any action taken to revoke the plan;

               (a)  Class A  Distribution  Plan pursuant to Rule 12b-1 dated May
                    1, 1995. (Previously filed with Post-Effective Amendment No.
                    4 to the  Registration  Statement  on Form N-1A on April 28,
                    1995.)

               (b)  Class C  Distribution  Plan pursuant to Rule 12b-1 dated May
                    1, 1995. (Previously filed with Post-Effective Amendment No.
                    4 to the  Registration  Statement  on Form N-1A on April 28,
                    1995.)

               (c)  Class B  Distribution  Plan  pursuant  to Rule  12b-1  dated
                    January  1,  1999.  (Previously  filed  with  Post-Effective
                    Amendment No. 13 to the Registration  Statement on Form N-1A
                    on April 27, 2001.)

               (d)  Form of Class R  Distribution  Plan  pursuant to Rule 12b-1.
                    (Previously  filed with  Post-Effective  Amendment No. 15 to the Registration Statement on Form N-1A on April 29, 2002.)

               (e)  Form  of  Multiple  Class  Plan.   (Previously   filed  with
                    Post-Effective   Amendment   No.  15  to  the   Registration
                    Statement on Form N-1A on April 29, 2002.)

          (11) An opinion  and  consent of  counsel  as to the  legality  of the securities being registered,  indicating  whether they will, when sold, be legally issued, fully paid and nonassessable;

               (a)  Opinion  and  Consent  of  Counsel.  (Previously  filed with
                    Post-Effective Amendment No. 9 to the Registration Statement
                    on Form N-1A on February 27, 1998.)

          (12) An  opinion,  and consent to their use, of counsel or, in lieu of an  opinion,  a copy of the  revenue  ruling  from  the  Internal
               Revenue  Service,  supporting the tax matters and consequences to shareholders discussed in the prospectus;

               To be filed by amendment.

          (13) Copies of all material  contracts of the  Registrant  not made in the  ordinary  course of business  which are to be  performed  in whole or in part on or after the date of filing the  registration statement;

               (a)  Amended and Restated  Transfer Agent  Agreement  between the
                    Registrant and  Franklin/Templeton  Investor Services,  Inc.
                    (Previously filed with Post-Effective Amendment No. 8 to the
                    Registration Statement on Form N-1A on April 30, 1997.

               (b)  Fund Administration  Agreement dated October 1, 1996 between
                    the  Registrant  and  Franklin  Templeton   Services,   Inc.
                    (Previously filed with Post-Effective Amendment No. 7 to the
                    Registration Statement on Form N-1A on December 31, 1996.)

               (c)  Shareholder  Sub-Accounting  Services Agreement dated May 1,
                    1991. (Previously filed with Post-Effective  Amendment No. 5 to the  Registration  Statement  on Form  N-1A on April  29,
                    1996.)

               (d)  Sub-Transfer Agent Agreement dated March 1, 1992 between the
                    Registrant,   Templeton   Funds   Trust   Company   and  The
                    Shareholder  Services  Group,  Inc.  (Previously  filed with
                    Post-Effective Amendment No. 5 to the Registration Statement
                    on Form N-1A on April 29, 1996.)

               (e)  Form of Amendment  dated  January 1, 2001 to Transfer  Agent
                    Agreement  between the  Registrant  and  Franklin  Templeton
                    Investor    Services,    LLC.    (Previously    filed   with
                    Post-Effective   Amendment   No.  13  to  the   Registration
                    Statement on Form N-1A on April 27, 2001.)

               (f)  Form  of   Amendment   dated   January   1,   2001  to  Fund
                    Administration  Agreement  between  Registrant  and Franklin
                    Templeton    Services,    LLC    (Previously    filed   with
                    Post-Effective   Amendment   No.  13  to  the   Registration
                    Statement on Form N-1A on April 27, 2001.)

          (14) Copies  of  any  other  opinions,  appraisals,  or  rulings,  and consents to their use,  relied on in preparing  the  registration statement and required by Section 7 of the 1933 Act;

               (a)  Consent of PricewaterhouseCoopers  LLP, independent auditors to the Registrant.

          (15) All financial statements omitted pursuant to Item 14(a)(1);

               Not Applicable.

          (16) Manually signed copies of any power of attorney pursuant to which the  name of any  person  has  been  signed  to the  registration statement; and

               (a)  Power of Attorney dated December 4, 2001.  (Previously filed with  Post-Effective  Amendment  No. 14 to the  Registration
                    Statement on Form N-1A on December 18, 2001.)

          (17) Any additional exhibits which the Registrant may wish to file.

               (a)  Code  of  Ethics.   (Previously  filed  with  Post-Effective
                    Amendment No. 15 to the Registration  Statement on Form N-1A
                    on April 29, 2002.)

Item 17.          Undertakings

                    (1)  The  undersigned  Registrant  agrees  that prior to any public reoffering of the securities  registered through
                         the  use  of  a  prospectus   which  is  part  of  this
                         registration  statement  by any  person or party who is
                         deemed to be an underwriter  within the meaning of Rule
                         145(c) of the Securities Act, the reoffering prospectus
                         will  contain  the   information   called  for  by  the
                         applicable registration form for reofferings by persons
                         who may be  deemed  underwriters,  in  addition  to the
                         information  called  for  by  the  other  items  of the
                         applicable form.

                    (2)  The undersigned Registrant agrees that every prospectus that is filed under  paragraph  (1) above will be filed
                         as part of an amendment to the  registration  statement
                         and will not be used until the  amendment is effective,
                         and that, in determining  any liability  under the 1933
                         Act, each  post-effective  amendment shall be deemed to
                         be a new  registration  statement  for  the  securities
                         offered therein,  and the offering of the securities at
                         that time shall be deemed to be the  initial  bona fide
                         offering of them.

                    (3)  The   undersigned   Registrant   agrees   to   file  by
                         Post-Effective   Amendment   the   opinion  of  counsel
                         regarding   the  tax   consequences   of  the  proposed
                         reorganization required by Item 16 (12)(a) of Form N-14
                         within a reasonable time after receipt of such opinion.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration  Statement has been signed on behalf  of the  Registrant,  in the City of San Mateo and the State of
California, on the 30th day of May, 2002.

                                              TEMPLETON DEVELOPING MARKETS TRUST
                                              ----------------------------------
                                              (Registrant)

                                              By:/s/David P. Goss
                                                    ----------------------------
                                                  Vice President

As required by the Securities Act of 1933, this Registration  Statement has been signed by the following persons in the capacities and on the dates indicated:

Mark Mobius*                                         Principal Executive Officer
-----------                                          Dated: May 30, 2002
Mark Mobius

Bruce S. Rosenberg*                                  Principal Financial and
------------------                                    Accounting Officer
Bruce S. Rosenberg                                   Dated: May 30, 2002

Harris J. Ashton*                                    Trustee
----------------                                     Dated: May 30, 2002
Harris J. Ashton

Nicholas F. Brady*                                   Trustee
-----------------                                    Dated: May 30, 2002
Nicholas F. Brady

Frank J. Crothers*                                   Trustee
-----------------                                    Dated: May 30, 2002
Frank J. Crothers

S. Joseph Fortunato*                                 Trustee
-------------------                                  Dated: May 30, 2002
S. Joseph Fortunato

Andrew H. Hines, Jr.*                                Trustee
---------------------                                Dated: May 30, 2002
Andrew H. Hines, Jr.

Edith E. Holiday*                                    Trustee
-----------------                                    Dated: May 30, 2002
Edith E. Holiday

Charles B. Johnson*                                  Trustee
------------------                                   Dated: May 30, 2002
Charles B. Johnson

Charles E. Johnson*                                  Trustee
------------------                                   Dated: May 30, 2002
Charles E. Johnson

Betty P. Krahmer*                                    Trustee
----------------                                     Dated: May 30, 2002
Betty P. Krahmer

Gordon S. Macklin*                                   Trustee
------------------                                   Dated: May 30, 2002
Gordon S. Macklin

Fred R. Millsaps*                                    Trustee
-----------------                                    Dated: May 30, 2002
Fred R. Millsaps

Constantine D.
Tseretopoulos*                                       Trustee
--------------                                       Dated: May 30, 2002
Constantine D.
Tseretopoulos

*By /s/Robert C. Rosselot
         Robert C. Rosselot, Attorney-in-Fact
         (Pursuant to Power of Attorney previously filed)

                       TEMPLETON DEVELOPING MARKETS TRUST
                           N-14 REGISTRATION STATEMENT
                                  EXHIBIT INDEX

EXHIBIT NO.            DESCRIPTION
EX-99.(1)(a)           Amended and Restated Declaration of Trust

EX-99.(1)(b)           Establishment and Designation of Classes of Shares of
                       Beneficial Interest

EX-99.(1)(c)           Establishment and Designation of Classes of Shares of
                       Beneficial Interest

EX-99.(1)(d)           Establishment and Designation of Classes of Shares of
                       Beneficial Interest

EX-99.(2)(a)           By-Laws of Templeton Developing Markets Trust

EX-99.(6)(a)           Amended and Restated Investment Management Agreement

EX-99.(6)(b)           Addendum dated December 2, 1997 to the Investment
                       Management Agreement

EX-99.(7)(a)           Distribution Agreement

EX-99.(7)(b)           Form of Dealer Agreement

EX-99.(7)(c)           Amendment of Dealer Agreement

EX-99.(9)(a)           Custody Agreement

EX-99.(9)(b)           Amendment dated March 2, 1998 to the Custody Agreement

EX-99.(9)(c)           Amendment No.2 dated July 23, 1998 to the Custody
                       Agreement

EX-99.(10)(a)          Distribution Plan - Class A

EX-99.(10)(b)          Distribution Plan - Class C

EX-99.(10)(c)          Distribution Plan - Class B

EX-99.(10)(d)          Form of Distribution Plan - Class R

EX-99.(10)(e)          Form of Amended and Restated Multi-Class Plan

EX-99.(11)(a)          Opinion and Consent Counsel

EX-99.(13)(a)          Amended and Restated Transfer Agent Agreement

EX-99.(13)(b)          Fund Administration Agreement

EX-99.(13)(c)          Shareholder Sub-Accounting Services Agreement

EX-99.(13)(d)          Sub-Transfer Agent Services Agreement

EX-99.(13)(e)          Form of Amendment to Transfer Agent Agreement

EX-99.(13)(f)          Form of Amendment to Fund Administration Agreement

EX-99.(14)(a)          Consent of Independent Auditors - PricewaterhouseCoopers
                       LLP

EX-99.(16)(a)          Power of Attorney dated December 4, 2001

EX-99.(17)(a)          Code of Ethics